UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund:	BlackRock Strategic Global Bond Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Global Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2021

Date of reporting period: 12/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2021

2021 Annual Report

BlackRock Strategic Global Bond Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82

International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26

Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2021, the Fund outperformed its primary benchmark, the Bloomberg Global Aggregate Bond Index. For the same period, all the Fund’s share classes outperformed its custom benchmark, comprised of 80% Bloomberg Global Aggregate ex EM Bond Index and 20% Bloomberg EM ex Korea Bond Index. The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

Positioning with respect to developed market currencies contributed positively to the Fund’s relative performance over the period. In addition, the Fund’s relatively short stance with respect to U.S. duration (and corresponding interest rate sensitivity) added to performance as U.S. Treasury yields rose over the first quarter of 2021. Positioning with respect to global developed market interest rates proved additive as well. Finally, positioning in securitized assets aided relative returns.

Positioning with respect to emerging market interest rates and U.S. investment grade corporate credit detracted from the Fund’s relative performance over the period.

The Fund’s cash position was somewhat elevated at times during the period as high-quality assets offered a less attractive hedge given the prospect of rising interest rates. The Fund’s cash position did not have a material impact on Fund performance.

Describe recent portfolio activity.

Over the first half of the year, the Fund’s duration was trimmed, primarily in the United States, on the view that interest rates were likely to rise as growth improved and the economy reopened. In turn, the Fund favored holding cash as a hedge alongside European peripheral bonds and emerging market duration. In particular, the Fund favored Chinese government bonds within emerging markets given an attractive income profile. In addition, exposure to credit-oriented sectors of the market was increased, namely non-U.S. corporate credit, hard currency corporates in emerging markets and securitized assets given their attractive income profile in a low-rate regime. Within securitized assets, the Fund favored commercial mortgage-backed securities and collateralized loan obligations.

Entering the third quarter of 2021, the Fund increased U.S. duration to the middle of its historical range. In addition, the Fund favored agency mortgage-backed securities based on a positive technical backdrop. From a credit perspective, the Fund modestly trimmed the allocation to U.S. high yield corporate credit in favor of floating rate loan interests (“bank loans”), which were more attractively valued. The Fund continued to hold a healthy allocation to securitized assets for their attractive carry profile, while also holding an allocation to emerging markets toward the middle of the historical range.

Through the fourth quarter of 2021, the Fund remained underweight to U.S. duration on the view that U.S. interest rates would likely move modestly higher given stronger-than-expected economic data, a hawkish Fed and elevated inflation. The Fund maintained a meaningful allocation to non-U.S. sovereign issues. Given the robust economic backdrop, the Fund was overweight select segments of the credit market, including securitized assets, emerging market debt, bank loans and non-U.S. corporate credit.

Describe portfolio positioning at period end.

At period end, the Fund was underweight duration versus the benchmark, holding duration toward the middle of the Fund’s historical range. The Fund favored agency mortgage-backed securities, holding a modest overweight to the segment versus the benchmark. From a credit perspective, the Fund held a lower allocation to U.S. high yield corporate bonds in favor of bank loans given their attractive relative value. In addition, the Fund continued to hold a meaningful allocation to securitized assets based on their attractive carry profile, while also holding an allocation to emerging markets toward the middle of the Fund’s historical range

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock Strategic Global Bond Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

(c)

Bloomberg Global Aggregate Bond Index (formerly Bloomberg Barclays Global Aggregate Bond Index), an unmanaged index that is a measure of global investment grade debt from approximately twenty-four different local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Performance

			Average Annual Total Returns(a)(b)
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	1.77%	1.60%	(1.08)%	N/A	4.43%	N/A	3.36%	N/A
Investor A	1.46	1.26	(1.49)	(5.43)%	4.18	3.33%	3.10	2.68%
Investor C	0.78	0.64	(2.07)	(3.04)	3.40	3.40	2.47	2.47
Class K	1.83	1.74	(1.19)	N/A	4.49	N/A	3.37	N/A

Bloomberg Global Aggregate Bond Index	—	—	(4.71)	N/A	3.36	N/A	1.77	N/A
Custom Benchmark(c)	—	—	(4.46)	N/A	3.55	N/A	N/A	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.
(c)

A customized performance benchmark comprised of 80% Bloomberg Global Aggregate ex EM Bond Index and 20% Bloomberg EM ex Korea Bond Index. The Bloomberg EM ex Korea Bond Index commenced in June 2013; therefore, it does not have a 10-year return.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Including Interest Expense and Fees(b)	Excluding Interest Expense and Fees	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period(b)	Ending Account Value (12/31/21)	Expenses Paid During the Period	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$991.80	$3.41	$3.41	$1,000.00	$1,021.78	$3.47	$1,021.78	$3.47	0.68%	0.68%
Investor A	1,000.00	990.60	4.67	4.67	1,000.00	1,020.52	4.74	1,020.52	4.74	0.93	0.93
Investor C	1,000.00	988.40	8.47	8.47	1,000.00	1,016.69	8.59	1,016.69	8.59	1.69	1.69
Class K	1,000.00	992.00	3.26	3.21	1,000.00	1,021.93	3.31	1,021.98	3.26	0.65	0.64
(a) Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2021 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Expense Example (continued)

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

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Fund Summary as of December 31, 2021 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type	Percent of Total Investments
Corporate Bonds	31%
Foreign Agency Obligations	23
U.S. Government Sponsored Agency Securities	18
U.S. Treasury Obligations	7
Floating Rate Loan Interests	7
Non-Agency Mortgage-Backed Securities	6
Asset-Backed Securities	3
Investment Companies	2
Common Stocks	2
Capital Trusts	1
Other*	—	(a)

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments
United States	51%
China	6
Mexico	6
United Kingdom	5
Cayman Islands	3
Netherlands	3
Spain	2
France	2
Luxembourg	2
Brazil	2
Colombia	2
Germany	2
Italy	2
South Africa	2
Japan	2
Austria	1
Canada	1
Greece	1
Argentina	1
Indonesia	1
Switzerland	1
Bahrain	1
Supranational	1
Other#	—	(a)

(a)	Rounds to less than 1% of total investments.
#	Includes holdings within countries/geographic regions that are less than 1% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.
*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Consolidated Schedule of Investments for details.

F U N D S U M M A R Y	7

About Fund Performance	BlackRock Strategic Global Bond Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of November 13, 2015 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging	BlackRock Strategic Global Bond Fund, Inc.

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	9

Consolidated Schedule of Investments December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities

Cayman Islands(a)(b) — 2.1%
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, (1 mo. LIBOR US + 1.20%), 1.31%, 06/15/36	USD	310	$309,513
AGL CLO 3 Ltd., Series 2020-3A, Class A, (3 mo. LIBOR US + 1.30%), 1.42%, 01/15/33		250	250,198
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.13%), 1.25%, 01/17/31		400	399,610
ALM Ltd., Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.85%), 1.97%, 10/15/29		250	249,688
Ares LV CLO Ltd., Series 2020-55A, Class ER, (3 mo. LIBOR US + 6.35%), 6.47%, 07/15/34		500	494,545
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.17%), 1.29%, 10/15/30		400	400,007
Bain Capital Credit CLO Ltd., Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.97%), 1.10%, 07/20/30		600	599,238
Benefit Street Partners CLO VIII Ltd., Series 2015- 8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 1.23%, 01/20/31.		500	499,874
Carlyle Global Market Strategies CLO Ltd., (3 mo. LIBOR US + 1.30%), 1.43%, 07/27/31		1,000	999,069
CBAM Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 1.38%, 07/20/30		400	400,000
CIFC Funding Ltd.
Series 2014-3A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.33%, 10/22/31		1,500	1,498,953
Series 2014-5A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.32%, 10/17/31		2,000	2,000,057
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3 mo. LIBOR US + 1.10%), 1.22%, 01/15/31		750	750,095
Dryden 49 Senior Loan Fund, (3 mo. LIBOR + 0.95%), (3 mo. LIBOR US + 0.95%), 1.07%, 07/18/30		750	749,253
Eaton Vance CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 1.57%, 10/15/30		250	249,904
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3 mo. LIBOR US + 1.24%), 1.36%, 04/15/33		500	499,769
Gulf Stream Meridian 4 Ltd., Class A2, (3 mo. LIBOR US + 1.85%), 1.97%, 07/15/34		250	250,428
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.34%), 1.46%, 04/15/33		1,000	1,000,593
LoanCore Issuer Ltd., Series 2021-CRE5, Class A, (1 mo. LIBOR US + 1.30%), 1.41%, 07/15/36		160	159,784
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3 mo. LIBOR US + 0.90%), 1.02%, 07/23/29		996	995,463
Mariner CLO LLC, Series 2016-3A, Class CR, (3 mo. LIBOR US + 2.05%), 2.17%, 07/23/29		250	249,981
MP CLO VIII Ltd., Series 2015-2A, Class BRR, (3 mo. LIBOR US + 1.80%), 1.94%, 04/28/34		250	248,945
OCP CLO Ltd.
Series 2013-4A, Class BRR, (3 mo. LIBOR US + 1.90%), 2.02%, 04/24/29		250	249,130
Series 2015-9A, Class A1R, (3 mo. LIBOR US + 0.80%), 0.92%, 07/15/27		9	8,839

Security	Par (000)		Value

Cayman Islands (continued)
Octagon Investment Partner Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.97%), 1.09%, 04/15/31	USD	750	$746,362
OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.65%), 1.78%, 07/02/35		1,000	996,561
OHA Credit Funding 5 Ltd., Series 2020-5A, Class A2A, (3 mo. LIBOR US + 1.45%), 1.57%, 04/18/33		300	299,716
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 6.81%), 6.97%, 02/14/34		250	243,913
RR 3 Ltd., Class 3A, (3 mo. LIBOR US + 1.40%), 1.52%, 01/15/30		1,125	1,116,286
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3 mo. LIBOR US + 0.96%), 1.08%, 04/16/31		500	499,725
TICP CLO XII Ltd., Series 2018-12A, Class BR, (3 mo. LIBOR US + 1.65%), 1.77%, 07/15/34		325	324,999
TRESTLES CLO Ltd., Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.99%), 1.11%, 04/25/32		250	249,750
Trimaran Cavu Ltd.
Series 2019-1A, Class B, (3 mo. LIBOR US + 2.20%), 2.33%, 07/20/32		250	250,448
Series 2019-1A, Class C1, (3 mo. LIBOR US + 3.15%), 3.28%, 07/20/32		500	502,028
Venture 39 CLO Ltd., Series 2020-39A, Class A1, (3 mo. LIBOR US + 1.28%), 1.40%, 04/15/33		335	335,168
Whitebox Clo I Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 3.17%, 07/24/32		500	500,010

			19,577,902

Denmark — 0.0%
Red & Black Auto Germany 8 UG, Series 8, Class B, 0.16%, 09/15/30(a)(c)	EUR	100	113,638

Ireland(a)(c) — 0.1%
Avoca CLO XXII DAC, Series 22X, Class B1, (3 mo. EURIBOR + 1.30%), 1.30%, 04/15/35		100	112,990
CVC Cordatus Loan Fund IV DAC, Series 4X, Class BR1, (3 mo. EURIBOR + 1.30%), 1.30%, 02/22/34		100	112,978
Henley CLO IV DAC, Series 4X, Class B1, (3 mo. EURIBOR + 1.35%), 1.35%, 04/25/34		100	112,244

			338,212

Spain — 0.0%
Autonoria Spain FT, Series 2021-SP, Class B, 0.15%, 01/31/39(a)(c)		200	228,007

United States — 1.7%
AccessLex Institute, Series 2007-A, Class A3, (3 mo. LIBOR US + 0.30%), 0.48%, 05/25/36(a)	USD	97	95,485
Anchorage Capital CLO Ltd.(a)(b)
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 1.19%, 01/28/31		400	399,201
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.05%), 1.19%, 01/28/31		400	399,211
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 1.20%, 04/15/31(a)(b)		500	498,769
BHG Securitization Trust, Series 2021-A, Class A, 1.42%, 11/17/33(b)		144	142,840

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Chenango Park CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.55%), 1.67%, 04/15/30(a)(b)	USD	1,018	$1,018,046
CIFC Funding Ltd.(a)(b)
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.75%), 1.87%, 07/16/30		1,000	1,000,035
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.00%), 1.12%, 04/18/31		400	399,665
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.12%), 1.24%, 01/15/31(a)(b)		600	598,833
Foundation Finance Trust, Series 2021-2A, Class A, 2.19%, 01/15/42(b)		300	298,872
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.10%, 05/20/48(b)		473	464,913
LCM Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.07%), 1.20%, 01/20/31(a)(b)		600	599,101
Lendmark Funding Trust, Series 2021-1A, Class A, 1.90%, 11/20/31(b)		350	346,148
Loanpal Solar Loan Ltd., Series 2020-2GF, Class A, 2.75%, 07/20/47(b)		101	102,427
Mosaic Solar Loans LLC, Series 2017-2A, Class A, 3.82%, 06/22/43(b)		67	69,688
Navient Private Education Refi Loan Trust, Series 2021-DA, Class A, (Prime - 1.99%), 1.26%, 04/15/60(a)(b)		542	541,102
Nelnet Student Loan Trust(b)
Series 2021-DA, Class B, 2.90%, 04/20/62		450	453,534
Series 2021-DA, Class C, 3.50%, 04/20/62		100	101,048
Oportun Issuance Trust(b)
Series 2021-B, Class A, 1.47%, 05/08/31		190	188,791
Series 2021-C, Class A, 2.18%, 10/08/31		680	675,701
Series 2021-C, Class B, 2.67%, 10/08/31		305	302,565
Palmer Square Loan Funding Ltd., Series 2019-2A, Class A2, (3 mo. LIBOR US + 1.60%), 1.73%, 04/20/27(a)(b)		1,000	999,997
Republic Finance Issuance Trust(b)
Series 2021-A, Class A, 2.30%, 12/22/31		600	599,409
Series 2021-A, Class B, 2.80%, 12/22/31		136	135,561
Series 2021-A, Class C, 3.53%, 12/22/31		100	99,676
Series 2021-A, Class D, 5.23%, 12/22/31		800	798,222
Rockford Tower CLO Ltd., Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 1.32%, 10/20/30(a)(b)		400	399,640
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.09%), 1.21%, 01/15/30(a)(b)		400	399,213
Service Experts Issuer LLC, Series 2021-1A, Class A, 2.67%, 02/02/32(b)		384	383,145
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.12%), 1.24%, 07/15/30(a)(b)		398	397,966
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.25%), 1.37%, 10/15/30(a)(b)		400	400,010
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 1.27%, 01/16/31(a)(b)		400	399,578
TICP CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.28%), 1.41%, 04/20/33(a)(b)		1,750	1,751,434
Voya CLO Ltd., Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.13%), 1.25%, 10/15/30(a)(b)		400	399,818
York CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.15%), 1.28%, 01/22/31(a)(b)		600	599,999

			16,459,643

Total Asset-Backed Securities — 3.9% (Cost: $36,582,158)			36,717,402

Security	Shares	Value

Common Stocks

Canada(d) — 0.0%
Largo, Inc.	1,012	$9,376
Shopify, Inc., Class A	222	305,781

		315,157

China — 0.0%
Alibaba Group Holding Ltd., ADR(d)	823	97,764

France — 0.1%
BNP Paribas SA	6,219	429,988
Societe Generale SA	8,009	275,259

		705,247

Germany — 0.1%
Daimler AG, Registered Shares.	4,473	341,756
Daimler Truck Holding AG(d)	2,236	82,200
Puma SE	1,982	242,050

		666,006

Ireland — 0.0%
Trane Technologies PLC	1,467	296,378

Switzerland — 0.0%
Cie Financiere Richemont SA, Class A, Registered Shares	2,468	368,805

United Kingdom — 0.2%
AstraZeneca PLC	861	100,538
Barclays PLC	163,244	133,079
BP PLC, ADR	10,681	284,435
Capri Holdings Ltd.(d)	6,481	420,682
Genius Sports Ltd.(d)	29,389	223,356
Lloyds Banking Group PLC	271,860	176,544

		1,338,634

United States — 1.7%
Advance Auto Parts, Inc.	2,056	493,193
Airbnb, Inc., Class A(d)	823	137,021
Alcoa Corp.	1,979	117,909
Alphabet, Inc., Class A(d)	19	55,044
Alphabet, Inc., Class C(d)	109	315,401
Altice USA, Inc., Class A(d)	2,786	45,078
Altus Power, (Acquired 12/09/21, Cost: $153,500)(e)	15,350	149,014
Amazon.com, Inc.(d)	63	210,063
ANSYS, Inc.(d)	241	96,670
Apple, Inc.	662	117,551
Applied Materials, Inc.	1,548	243,593
Bath & Body Works, Inc.	4,748	331,363
Best Buy Co., Inc.	3,517	357,327
Carrier Global Corp.	6,482	351,584
CF Industries Holdings, Inc.	3,189	225,717
ConocoPhillips	6,097	440,082
Danaher Corp.	507	166,808
Deere & Co.	336	115,211
Delta Air Lines, Inc.(d)	3,920	153,194
Devon Energy Corp.	6,006	264,564
Dick’s Sporting Goods, Inc.	1,366	157,076
Edwards Lifesciences Corp.(d)(f)	2,911	377,120
Element Solutions, Inc.	8,330	202,252
Energy Transfer LP	19,757	162,600
EQT Corp.(d)	13,118	286,104
Exxon Mobil Corp.	3,175	194,278
FedEx Corp.	878	227,086
Floor & Decor Holdings, Inc., Class A(d)	985	128,060
Ford Motor Co.	17,196	357,161

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
Freeport-McMoRan, Inc.		3,102	$129,447
Generac Holdings, Inc.(d)		798	280,832
General Motors Co.(d)		3,238	189,844
Gores Holdings VIII, Inc., Class A, Class A(d)		9,157	93,401
HCA Healthcare, Inc.		209	53,696
Health Care Select Sector SPDR Fund		3,733	525,942
Hilton Worldwide Holdings, Inc.(d)		1,978	308,548
Intuitive Surgical, Inc.(d)		682	245,043
Johnson Controls International PLC		4,195	341,096
Masco Corp.		3,161	221,965
Micron Technology, Inc.		377	35,118
Microsoft Corp.		1,142	384,077
Moderna, Inc.(d)		1,246	316,459
O’Reilly Automotive, Inc.(d)		221	156,077
Parker-Hannifin Corp.		310	98,617
Penn National Gaming, Inc.(d)(f)		4,203	217,926
Petco Health & Wellness Co., Inc.(d)		3,984	78,843
Planet Labs, (Acquired 12/07/21, Cost: $246,000)(e)		24,600	134,642
Proof Acquisition Corp.(g)		4,080	20
PVH Corp.		2,525	269,291
salesforce.com, Inc.(d)		1,468	373,063
Signet Jewelers Ltd.		2,315	201,475
Sonos, Inc.(d)(f)		17,021	507,226
Starwood Property Trust, Inc.		10,708	260,204
TE Connectivity Ltd.		2,249	362,854
Thermo Fisher Scientific, Inc.		711	474,408
TJX Cos., Inc.		5,282	401,010
Toast, Inc., Class A(d)		8,904	309,058
Uber Technologies, Inc.(d)		3,520	147,594
United Rentals, Inc.(d)		822	273,142
United States Steel Corp.		8,670	206,433
Victoria’s Secret & Co.(d)		2,089	116,023
Western Digital Corp.(d)		5,635	367,458
Williams-Sonoma, Inc.		2,993	506,206
WillScot Mobile Mini Holdings Corp.(d)		8,750	357,350
Wynn Resorts Ltd.(d)		688	58,508
Xilinx, Inc.		2,380	504,631

			15,985,651

Total Common Stocks — 2.1% (Cost: $17,742,219)			19,773,642

		Par (000)

Corporate Bonds

Argentina — 0.2%
Capex SA, 6.88%, 05/15/24(b)	USD	368	348,979
Generacion Mediterranea SA/Central Termica Roca SA, 9.63%, 12/01/27(b)		528	426,651
Genneia SA, 8.75%, 09/02/27(b)		670	625,962
Stoneway Capital Corp.(d)(h)
10.00%, 03/01/27(c)		554	163,106
10.00%, 03/01/27(b)		546	161,019
YPF SA, 7.00%, 12/15/47(b)		620	372,891

			2,098,608

Security		Par (000)		Value

Australia(c) — 0.1%
APT Pipelines Ltd., 2.00%, 07/15/30	EUR	175		$210,545
Santos Finance Ltd., 5.25%, 03/13/29	USD	300		335,130
Telstra Corp. Ltd., 3.50%, 09/21/22	EUR	100		117,024

				662,699

Austria — 0.4%
ams AG(c)
6.00%, 07/31/25		100		120,254
Series AMS, 0.00%, 03/05/25(i)		200		202,538
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 0.38%, 09/03/27(c)		800		902,521
Erste Group Bank AG(a)(c)
(5 year EURIBOR ICE Swap Rate + 1.30%), 1.00%, 06/10/30		500		572,138
(5 year EURIBOR ICE Swap Rate + 2.10%), 1.63%, 09/08/31		100		116,960
Klabin Austria GmbH, 3.20%, 01/12/31(b)	USD	890		823,250
Suzano Austria GmbH, 3.13%, 01/15/32		906		876,555

				3,614,216

Bahrain — 0.1%
Oil and Gas Holding Co., 7.63%, 11/07/24(c)		790		850,978

Belgium(c) — 0.1%
Anheuser-Busch InBev SA, 3.70%, 04/02/40	EUR	400		604,022
KBC Group NV, 1.13%, 01/25/24		400		466,967

				1,070,989

Bermuda — 0.3%
Digicel Group Holdings Ltd., (8.00% Cash or 3.00% PIK), 8.00%, 04/01/25(b)(j)	USD	140		129,282
Geopark Ltd., 5.50%, 01/17/27(b)		455		437,881
Hopson Development Holdings Ltd., 7.00%, 05/18/24(c)		200		191,600
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak
4.85%, 10/14/38(b)		1,670		1,830,007
4.85%, 10/14/38(c)		300		328,744

				2,917,514

Brazil — 0.9%
Azul Investments LLP, 5.88%, 10/26/24(b)		282		262,049
Banco do Brasil SA
5.88%, 01/26/22(b)		339		339,064
4.75%, 03/20/24(c)		200		209,288
Banco Votorantim SA, 4.00%, 09/24/22(b)		288		292,554
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		652		756,238
BRF GmbH, 4.35%, 09/29/26(b)		549		554,250
BRF SA, 5.75%, 09/21/50(b)		295		292,566
Embraer Netherlands Finance BV, 5.40%, 02/01/27		439		457,383
Gol Finance SA, 7.00%, 01/31/25(b)		650		570,294
Itau Unibanco Holding SA/Cayman Island(b)
2.90%, 01/24/23		1,192		1,204,516
3.25%, 01/24/25		400		405,075
Odebrecht Offshore Drilling Finance Ltd., (7.72% PIK), 7.72%, 12/01/26(b)(j)		—	(k)	19
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(j)		1,177		1,036,348

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Brazil (continued)
Petrobras Global Finance BV, 5.30%, 01/27/25	USD	950	$1,019,350
Rumo Luxembourg Sarl, 5.88%, 01/18/25(b)		648	665,536
Suzano Austria GmbH, 3.75%, 01/15/31		277	281,120

			8,345,650

Canada — 0.4%
Bausch Health Cos., Inc., 4.88%, 06/01/28(b)		58	59,160
Brookfield Residential Properties, Inc./Brookfield Residential US LLC, 5.00%, 06/15/29(b)		65	65,045
Frontera Energy Corp., 7.88%, 06/21/28(b)		585	547,085
MEGlobal Canada ULC
5.00%, 05/18/25(b)		520	567,060
5.88%, 05/18/30(c)		200	242,162
Toronto-Dominion Bank, 0.38%, 04/25/24(c)	EUR	2,065	2,372,542

			3,853,054

Cayman Islands — 0.9%
Agile Group Holdings Ltd., 5.75%, 01/02/25(c)	USD	200	128,000
Arabian Centres Sukuk Ltd., 5.38%, 11/26/24(c)		443	441,422
Central China Real Estate Ltd., 7.90%, 11/07/23(c)		200	131,000
China Evergrande Group, 8.25%, 03/23/22(c)(d)(h)		200	36,413
China SCE Group Holdings Ltd., 7.38%, 04/09/24(c)		200	169,260
Country Garden Holdings Co. Ltd.(c)
5.40%, 05/27/25		200	189,000
2.70%, 07/12/26		200	170,500
Embraer Overseas Ltd., 5.70%, 09/16/23(c)		227	237,258
Fantasia Holdings Group Co. Ltd.(c)(d)(h)
11.88%, 06/01/23		200	45,938
9.88%, 10/19/23		200	45,938
Grupo Aval Ltd., 4.75%, 09/26/22(c)		200	203,287
Hilong Holding Ltd., 9.75%, 11/18/24(c)		200	161,662
IHS Holding Ltd.(b)
5.63%, 11/29/26		526	529,945
6.25%, 11/29/28		335	338,350
Kaisa Group Holdings Ltd.(c)
10.88%, 07/23/23		200	51,663
11.95%, 11/12/23		200	52,100
Latam Finance Ltd.(d)(h)
6.88%, 04/11/24(c)		200	189,850
6.88%, 04/11/24(b)		200	189,850
Logan Group Co. Ltd., 5.75%, 01/14/25(c)		200	191,260
MAF Global Securities Ltd.(c)
4.75%, 05/07/24		202	215,332
(5 year USD Swap + 3.48%), 5.50%(a)(l)		862	871,051
MAF Sukuk Ltd., 3.93%, 02/28/30(c)		200	213,912
Melco Resorts Finance Ltd., 5.25%, 04/26/26(c)		200	197,287
Modern Land China Co. Ltd., 9.80%, 04/11/23(c)(d)(h)		200	35,938
Oryx Funding Ltd., 5.80%, 02/03/31(b)		350	370,125
Redsun Properties Group Ltd., 9.70%, 04/16/23(c)		200	90,726
Ronshine China Holdings Ltd., 5.50%, 02/01/22(c)		200	149,162
Sable International Finance Ltd., 5.75%, 09/07/27(c)		212	217,035
Sands China Ltd., 4.38%, 06/18/30		300	305,640
Shimao Group Holdings Ltd., 4.60%, 07/13/30(c)		200	115,790
Shui On Development Holding Ltd., 6.15%, 08/24/24(c)		200	196,000
Times China Holdings Ltd., 5.75%, 01/14/27(c)		210	141,684
UPCB Finance VII Ltd., 3.63%, 06/15/29(c)	EUR	100	116,127
Wynn Macau Ltd., 4.88%, 10/01/24(c)	USD	200	187,475
XP, Inc., 3.25%, 07/01/26(b)		1,511	1,452,260

Security		Par (000)	Value

Cayman Islands (continued)
Yuzhou Group Holdings Co. Ltd.(c)
8.38%, 10/30/24	USD	200	$65,000
8.30%, 05/27/25.		200	57,000
Zhenro Properties Group Ltd., 9.15%, 05/06/23(c)		200	140,000

			8,640,240

Chile — 0.3%
Colbun SA, 3.15%, 01/19/32(b)		265	261,654
Corp. Nacional del Cobre de Chile, 3.75%, 01/15/31(b)		200	212,500
Embotelladora Andina SA, 3.95%, 01/21/50(b)		200	206,975
GNL Quintero SA, 4.63%, 07/31/29(c)		312	329,704
Kenbourne Invest SA, 6.88%, 11/26/24(b)		362	377,792
Sociedad Quimica y Minera de Chile SA, 3.50%, 09/10/51(b)		354	341,123
VTR Comunicaciones SpA(b)
5.13%, 01/15/28		476	484,717
4.38%, 04/15/29		914	909,430

			3,123,895

China(c) — 0.2%
China Aoyuan Group Ltd., 6.35%, 02/08/24		200	39,000
China Evergrande Group, 9.50%, 04/11/22(d)(h)		200	30,725
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25		200	194,000
Easy Tactic Ltd., 11.75%, 08/02/23		400	146,000
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22(d)(h)		200	46,000
Fortune Star BVI Ltd., 6.85%, 07/02/24		200	205,300
Kaisa Group Holdings Ltd., 9.38%, 06/30/24		200	52,100
KWG Group Holdings Ltd., 7.88%, 09/01/23		200	151,662
RKPF Overseas Ltd., Series 2019-A, 6.70%, 09/30/24		200	193,000
Ronshine China Holdings Ltd., 8.95%, 01/22/23		200	75,000
Seazen Group Ltd., 6.00%, 08/12/24		200	169,500
Sunac China Holdings Ltd.
7.50%, 02/01/24		200	126,000
6.65%, 08/03/24		200	128,000
ZhongAn Online P&C Insurance Co. Ltd., 3.13%, 07/16/25		200	193,000

			1,749,287

Colombia — 0.9%
Banco GNB Sudameris SA, (5 year CMT + 6.66%), 7.50%, 04/16/31(a)(b)		187	185,632
Bancolombia SA, 3.00%, 01/29/25		200	199,225
Ecopetrol SA
5.38%, 06/26/26		733	771,391
6.88%, 04/29/30		1,884	2,104,428
4.63%, 11/02/31		980	951,874
5.88%, 05/28/45		300	286,369
5.88%, 11/02/51		1,249	1,167,815
Empresas Publicas de Medellin ESP(b)
4.25%, 07/18/29		432	409,131
4.38%, 02/15/31		258	242,488
Grupo Aval Ltd., 4.38%, 02/04/30(b)		1,544	1,479,152
SURA Asset Management SA, 4.88%, 04/17/24(b)		511	539,520

			8,337,025

Denmark — 0.0%
Orsted A/S, 2.13%, 05/17/27(c)	GBP	200	280,158

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Dominican Republic — 0.1%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)	USD	481	$495,821
Banco de Reservas de la Republica Dominicana, 7.00%, 02/01/23(c)		304	317,395

			813,216

Finland — 0.2%
Kojamo OYJ, 0.88%, 05/28/29(c)	EUR	560	628,503
OP Corporate Bank PLC
0.25%, 03/24/26.		1,150	1,302,218
0.60%, 01/18/27		130	149,138

			2,079,859

France — 1.7%
Air France-KLM, 3.88%, 07/01/26(c)		100	109,731
Altice France SA(c)
2.50%, 01/15/25		200	224,284
2.13%, 02/15/25		100	110,716
5.88%, 02/01/27		400	475,324
4.25%, 10/15/29		400	451,984
Banque Federative du Credit Mutuel SA(c)
1.25%, 12/05/25	GBP	1,000	1,338,052
0.75%, 06/08/26.	EUR	100	116,181
BNP Paribas SA(a)
(3 mo. EURIBOR + 0.70%), 0.25%, 04/13/27(c)		2,000	2,250,085
(3 mo. EURIBOR + 0.83%), 0.50%, 01/19/30(c)		400	444,206
(5 year EUR Swap + 1.20%), 1.13%, 01/15/32(c)		100	113,837
(5 year EUR Swap + 1.85%), 2.38%, 11/20/30(c)		1,000	1,210,036
(SOFR + 1.00%), 1.32%, 01/13/27(b)	USD	700	681,142
(SOFR + 2.07%), 2.22%, 06/09/26(b)		201	202,870
BPCE SA, 0.25%, 01/15/26(c)	EUR	200	227,265
CAB SELAS, 3.38%, 02/01/28(c)		400	454,792
Chrome Bidco SASU, 3.50%, 05/31/28(c)		200	229,407
CMA CGM SA, 7.50%, 01/15/26(c)		300	375,811
Credit Agricole Assurances SA, (5 year EURIBOR ICE Swap Rate + 2.65%), 2.63%, 01/29/48(a)(c)		300	363,751
Credit Agricole SA(c)
1.25%, 04/14/26		100	119,008
(3 mo. EURIBOR + 1.25%), 1.00%, 04/22/26(a)		100	116,629
Dassault Systemes SE, 0.01%, 09/16/22(c)		100	114,130
Engie SA(c)
2.63%, 07/20/22		35	40,499
0.88%, 09/19/25		1,200	1,401,778
0.00%, 03/04/27		100	111,905
2.13%, 03/30/32		100	128,439
Faurecia SE, 2.75%, 02/15/27(c)		100	115,938
Getlink SE, 3.50%, 10/30/25(c)		250	293,050
Icade Sante SAS, 1.38%, 09/17/30(c)		100	116,730
La Financiere Atalian SASU, 6.63%, 05/15/25(c)	GBP	200	267,670
Lion/Polaris Lux 4 SA, (3 mo. EURIBOR + 4.00%), 4.00%, 07/01/26(a)(c)	EUR	100	114,562
Loxam SAS, 3.75%, 07/15/26(c)		200	231,115
LVMH Moet Hennessy Louis Vuitton SE, 0.13%, 02/28/23(c)		100	114,404
Orange SA, 1.00%, 09/12/25(c)		500	586,837
Picard Groupe SAS, 3.88%, 07/01/26(c)		100	115,131
PSA Banque France SA, 0.01%, 01/22/25(c)		100	113,106
Rubis Terminal Infra SAS, 5.63%, 05/15/25(c)		150	177,393
Schneider Electric SE, 0.01%, 06/12/23(c)		100	114,287

Security		Par (000)	Value

France (continued)
Societe Generale SA, (3 mo. EURIBOR + 1.28%), 0.88%, 09/22/28(a)(c)	EUR	200	$229,496
Suez SA, (5 year EURIBOR ICE Swap Rate + 2.15%), 1.63%(a)(c)(l)		100	114,138
Tereos Finance Groupe I SA, 7.50%, 10/30/25(c)		220	268,461
TotalEnergies Capital International SA, 0.25%, 07/12/23(c)		100	114,680
TotalEnergies SE, Series NC7, (5 year EUR Swap + 1.99%), 1.63%(a)(c)(l)		750	846,318
Vallourec SA, 8.50%, 06/30/26(c)		52	60,948
Veolia Environnement SA, 0.89%, 01/14/24(c)		200	231,657

			15,637,783

Germany(c) — 1.4%
Adler Group SA, 3.25%, 08/05/25		100	98,708
Allianz Finance II BV, 3.50%, 02/14/22		100	114,361
BASF SE, Series 10Y, 2.00%, 12/05/22		995	1,158,035
Bayer AG
1.38%, 07/06/32		500	582,107
(5 year EUR Swap + 2.01%), 2.38%, 04/02/75(a)		600	688,223
Cheplapharm Arzneimittel GmbH
3.50%, 02/11/27		200	231,457
4.38%, 01/15/28		300	355,910
Commerzbank AG
1.75%, 01/22/25	GBP	1,000	1,343,049
(5 year EUR Swap + 6.36%), 6.13%(a)(l)	EUR	400	495,817
Covestro AG, 0.88%, 02/03/26		60	69,674
Deutsche Bank AG
1.13%, 03/17/25		2,000	2,332,740
1.75%, 01/17/28		100	118,970
Deutsche Lufthansa AG
2.00%, 07/14/24		100	112,996
2.88%, 05/16/27		100	111,364
DIC Asset AG, 2.25%, 09/22/26		200	215,746
E.ON SE, 0.38%, 09/29/27		75	85,882
Fraport AG Frankfurt Airport Services Worldwide, 1.88%, 03/31/28		115	134,688
IHO Verwaltungs GmbH(j)
(3.63% Cash or 4.38% PIK), 3.63%, 05/15/25		200	230,546
(4.63% PIK), 3.88%, 05/15/27		100	116,127
LEG Immobilien SE, 0.88%, 11/28/27		100	115,270
Merck Financial Services GmbH
0.01%, 12/15/23		200	228,652
0.13%, 07/16/25		100	114,311
Merck KGaA, (5 year EURIBOR ICE Swap Rate + 1.95%), 1.63%, 06/25/79(a)		200	233,643
Nidda BondCo GmbH, 5.00%, 09/30/25		100	112,996
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		500	567,335
PCF GmbH, (3 mo. EURIBOR + 4.75%), 4.75%, 04/15/26(a)		100	115,505
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25		200	232,914
ProGroup AG, 3.00%, 03/31/26		100	115,131
Schaeffler AG, 1.88%, 03/26/24		10	11,675
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		176	205,796
Tele Columbus AG, 3.88%, 05/02/25		250	280,355
thyssenkrupp AG, 1.88%, 03/06/23		400	461,304
TK Elevator Midco GmbH
4.38%, 07/15/27		200	235,100

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
TK Elevator Midco GmbH (continued)
(3 mo. EURIBOR + 4.75%), 4.75%, 07/15/27(a)	EUR	200	$229,863
Volkswagen Financial Services NV, 1.63%, 11/30/22	GBP	200	272,012
Volkswagen Leasing GmbH
1.00%, 02/16/23	EUR	100	115,338
0.38%, 07/20/26		225	255,447
0.63%, 07/19/29		40	44,773
Vonovia SE, 0.63%, 12/14/29		200	223,882
ZF Finance GmbH
3.00%, 09/21/25		100	118,973
2.75%, 05/25/27		100	116,641

			13,003,316

Guatemala — 0.1%
Central American Bottling Corp., 5.75%, 01/31/27(b)	USD	969	993,407

Hong Kong(c) — 0.1%
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83%(a)(l)		250	262,813
Nan Fung Treasury III Ltd., 5.00%(l)		200	200,725
Yango Justice International Ltd., 7.50%, 04/15/24		200	53,290

			516,828

India — 0.3%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(c)		400	394,950
Adani Transmission Ltd., 4.25%, 05/21/36(c)		181	184,620
Bharti Airtel Ltd., 3.25%, 06/03/31(c)		200	202,794
GMR Hyderabad International Airport Ltd., 4.75%, 02/02/26(c)		200	199,350
HDFC Bank Ltd., (5 year CMT + 2.93%), 3.70%(a)(c)(l)		200	199,250
Manappuram Finance Ltd., 5.90%, 01/13/23(c)		200	204,250
Muthoot Finance Ltd.
6.13%, 10/31/22(b)		200	205,038
4.40%, 09/02/23(c)		200	204,000
Oil India Ltd., 5.13%, 02/04/29(c)		200	223,225
Power Finance Corp. Ltd., 6.15%, 12/06/28(c)		200	235,850
ReNew Power Pvt Ltd., 5.88%, 03/05/27(c)		200	207,760
Shriram Transport Finance Co. Ltd., 5.10%, 07/16/23(c)		200	204,500
Summit Digitel Infrastructure Pvt Ltd., 2.88%, 08/12/31(c)		200	192,990
Vedanta Resources Finance II PLC, 13.88%, 01/21/24(c)		200	211,662

			3,070,239

Indonesia(c) — 0.2%
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26		200	206,760
Pelabuhan Indonesia II PT, 4.25%, 05/05/25		200	214,750
Pertamina Persero PT
3.10%, 08/27/30		600	611,812
6.50%, 05/27/41		200	259,413
4.18%, 01/21/50		300	309,056
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.38%, 01/25/29		200	229,500
6.25%, 01/25/49		200	251,000
Theta Capital Pte Ltd., 8.13%, 01/22/25		200	210,438

			2,292,729

Ireland — 0.2%
Fresenius Finance Ireland PLC, 0.88%, 10/01/31(c)	EUR	486	540,780
Linde PLC, 1.00%, 09/30/51(c)		200	215,839

Security		Par (000)	Value

Ireland (continued)
Lukoil Capital DAC, 2.80%, 04/26/27(b)	USD	660	$649,902
Metalloinvest Finance DAC, 3.38%, 10/22/28(b)		447	441,725
Phosagro OAO Via Phosagro Bond Funding DAC, 3.05%, 01/23/25(b)		232	235,202
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28(c)	GBP	100	135,324

			2,218,772

Isle of Man — 0.0%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	USD	404	405,535

Israel — 0.2%
Bank Leumi Le-Israel BM, (5 year CMT + 1.63%), 3.28%, 01/29/31(a)(b)(c)		536	536,335
Energean Israel Finance Ltd.(b)(c)
4.50%, 03/30/24		357	357,528
4.88%, 03/30/26		81	80,782
Leviathan Bond Ltd., 5.75%, 06/30/23(b)(c)		458	470,130
Teva Pharmaceutical Finance Netherlands II BV
3.75%, 05/09/27	EUR	220	249,029
4.38%, 05/09/30		100	112,377

			1,806,181

Italy — 0.9%
ASTM SpA, 1.00%, 11/25/26(c)		1,290	1,472,595
Autostrade per l’Italia SpA(c)
2.00%, 12/04/28		100	117,752
2.00%, 01/15/30		200	234,622
Banco BPM SpA, (5 year EUR Swap + 3.80%), 3.25%, 01/14/31(a)(c)		100	114,418
Brunello Bidco SpA, (3 mo. EURIBOR + 3.75%), 3.75%, 02/15/28(a)(c)		100	113,638
Centurion Bidco SpA, 5.88%, 09/30/26(c)		280	327,546
Diocle SpA, (3 mo. EURIBOR + 3.88%), 3.88%, 06/30/26(a)(c)		158	181,023
doValue SpA, 3.38%, 07/31/26(c)		300	345,136
Enel Finance International NV, 0.01%, 06/17/24(c)		300	341,285
Eni SpA, 3.63%, 01/29/29(c)		600	824,720
FCA Bank SpA, 0.25%, 02/28/23(c)		639	730,142
Gamma Bidco SpA, 5.13%, 07/15/25(c)		100	114,419
Intesa Sanpaolo SpA
0.75%, 12/04/24(c)		100	115,693
0.75%, 03/16/28(c)		200	227,051
1.35%, 02/24/31(c)		600	669,876
(5 year EUR Swap + 6.09%), 5.88%(a)(c)(l)		300	389,367
(5 year USD Swap + 5.46%), 7.70%(a)(b)(l)	USD	200	224,000
Nexi SpA, 0.00%, 02/24/28(c)(i)	EUR	100	106,928
Rekeep SpA, 7.25%, 02/01/26(c)		140	169,591
Rossini Sarl, 6.75%, 10/30/25(c)		500	589,820
Sisal Group SpA, 7.00%, 07/31/23(c)		69	78,369
Snam SpA, 0.01%, 08/15/25(c)		290	327,859
UniCredit SpA, (5 year EUR Swap + 4.93%), 5.38%(a)(c)(l)		400	482,155
Unione di Banche Italiane SpA, (5 year EUR Swap + 6.07%), 5.88%(a)(c)(l)		200	248,193

			8,546,198

Japan — 0.4%
Asahi Group Holdings Ltd.(c)
0.01%, 04/19/24		1,770	2,015,499
0.16%, 10/23/24		200	228,224
Nissan Motor Co. Ltd., 3.20%, 09/17/28(c)		110	139,383

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
SoftBank Group Corp.(c)
4.75%, 07/30/25	EUR	600	$717,255
2.88%, 01/06/27		100	107,873
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30	USD	200	195,850

			3,404,084

Jersey — 0.4%
Avis Budget Finance PLC, 4.13%, 11/15/24(c)	EUR	100	114,846
CPUK Finance Ltd., 6.50%, 08/28/26(c)	GBP	100	140,837
Galaxy Bidco Ltd., 6.50%, 07/31/26(c)		240	334,338
Galaxy Pipeline Assets Bidco Ltd.
2.16%, 03/31/34(b)	USD	725	710,500
2.63%, 03/31/36(c)		300	292,781
2.94%, 09/30/40(b)		825	820,875
2.94%, 09/30/40(c)		489	486,555
Heathrow Funding Ltd.(c)
2.63%, 03/16/28	GBP	735	984,580
1.50%, 02/11/30	EUR	120	140,653

			4,025,965

Kazakhstan — 0.1%
KazMunayGas National Co. JSC, 3.50%, 04/14/33(b)	USD	460	477,480

Kuwait — 0.1%
NBK Tier 1 Financing Ltd., (6 year USD Swap + 2.88%), 3.63%(a)(b)(l)		1,206	1,189,794

Lithuania — 0.1%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)		502	484,430

Luxembourg — 1.6%
Adler Group SA, 2.75%, 11/13/26(c)	EUR	300	286,902
Altice Financing SA(c)
2.25%, 01/15/25		200	221,963
4.25%, 08/15/29		100	111,231
Atento Luxco 1 SA, 8.00%, 02/10/26(b)	USD	255	271,224
Becton Dickinson Euro Finance Sarl, 1.34%, 08/13/41	EUR	305	330,228
Cidron Aida Finco Sarl, 6.25%, 04/01/28(c)	GBP	300	400,989
Cirsa Finance International Sarl, 4.75%, 05/22/25(c)	EUR	150	169,281
DH Europe Finance II Sarl, 0.20%, 03/18/26		140	159,160
FEL Energy VI Sarl, 5.75%, 12/01/40(c)	USD	712	705,713
Garfunkelux Holdco 3 SA(c)
6.75%, 11/01/25	EUR	300	354,017
7.75%, 11/01/25	GBP	200	281,200
GOL Equity Finance SA, 3.75%, 07/15/24(b)(m)	USD	282	238,290
Highland Holdings Sarl, 0.32%, 12/15/26	EUR	420	476,978
Holcim Finance Luxembourg SA(c)
0.13%, 07/19/27		240	268,042
0.63%, 04/06/30		125	139,492
0.50%, 09/03/30		130	142,352
0.50%, 04/23/31		140	151,335
JSM Global Sarl, 4.75%, 10/20/30(b)	USD	686	629,962
Kenbourne Invest SA, 4.70%, 01/22/28(b)		320	312,160
Lincoln Financing Sarl, 3.63%, 04/01/24(c)	EUR	100	114,533
Lune Holdings Sarl, 5.63%, 11/15/28(c)		100	113,850
MC Brazil Downstream Trading Sarl, 7.25%, 06/30/31(b)	USD	913	908,150
Millicom International Cellular SA(b)
6.63%, 10/15/26		368	383,928

Security		Par (000)	Value

Luxembourg (continued)
Millicom International Cellular SA(b) (continued)
5.13%, 01/15/28	USD	540	$559,170
4.50%, 04/27/31		869	874,594
Monitchem HoldCo 3 SA, 5.25%, 03/15/25(c)	EUR	100	116,212
Puma International Financing SA, 5.13%, 10/06/24(c)	USD	200	200,000
Rede D’or Finance Sarl, 4.50%, 01/22/30(b)		222	216,145
Repsol Europe Finance Co., 0.88%, 07/06/33(c)	EUR	300	335,099
SELP Finance Sarl, 0.88%, 05/27/29(c)		590	657,246
SES SA, 2.00%, 07/02/28(c)		528	632,335
Simpar Europe SA, 5.20%, 01/26/31(b)	USD	985	917,774
Summer BC Holdco B Sarl, 5.75%, 10/31/26(c)	EUR	400	473,552
Traton Finance Luxembourg SA(c)
0.01%, 06/14/24		2,000	2,269,963
0.13%, 11/10/24		400	454,416

			14,877,486

Malaysia — 0.0%
TNB Global Ventures Capital Bhd, 4.85%, 11/01/28(c)	USD	200	230,225

Mauritius — 0.1%
Greenko Mauritius Ltd., 6.25%, 02/21/23(c)		200	203,250
HTA Group Ltd., 7.00%, 12/18/25(b)		405	421,782
India Cleantech Energy, 4.70%, 08/10/26(b)		250	253,672
India Green Energy Holdings, 5.38%, 04/29/24(b)		250	258,125

			1,136,829

Mexico — 2.5%
Alfa SAB de CV, 6.88%, 03/25/44(b)		438	572,274
Alpek SAB de CV, 3.25%, 02/25/31(b)		200	200,350
Axtel SAB de CV, 6.38%, 11/14/24(b)		439	451,292
Banco Mercantil del Norte SA, (10 year CMT + 5.03%), 6.63%(a)(b)(l)		435	432,363
Braskem Idesa SAPI, 6.99%, 02/20/32(b)		405	406,898
Cemex SAB de CV
3.13%, 03/19/26(c)	EUR	200	231,799
5.20%, 09/17/30(b)	USD	320	343,060
Coca-Cola Femsa SAB de CV, 1.85%, 09/01/32		193	181,818
Cydsa SAB de CV, 6.25%, 10/04/27(b)		820	843,216
Grupo Axo SAPI de CV, 5.75%, 06/08/26(b)		335	335,377
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(b)(l)		274	283,128
Industrias Penoles SAB de CV, 4.75%, 08/06/50(b)		200	218,538
Kimberly-Clark de Mexico SAB de CV, 2.43%, 07/01/31(b)		241	239,117
Metalsa SAP I De CV, 3.75%, 05/04/31(c)		331	319,270
Mexico City Airport Trust
4.25%, 10/31/26(b)		417	442,098
5.50%, 07/31/47(c)		2,244	2,240,213
Nemak SAB de CV, 3.63%, 06/28/31(c)		331	321,339
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)		1,588	1,472,671
Petroleos Mexicanos
6.88%, 10/16/25(c)		741	809,543
6.50%, 03/13/27		793	843,062
5.95%, 01/28/31(n)		858	832,753
6.70%, 02/16/32(b)		8,429	8,492,217
5.50%, 06/27/44		358	293,963
6.38%, 01/23/45		76	66,016
6.75%, 09/21/47		661	583,333

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mexico (continued)
Petroleos Mexicanos (continued)
7.69%, 01/23/50	USD	917	$880,320
6.95%, 01/28/60		150	132,375
Series 13-2, 7.19%, 09/12/24	MXN	17,644	821,491
Trust Fibra Uno, 5.25%, 01/30/26(b)	USD	219	239,531

			23,529,425

MultiNational — 0.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 3.63%, 06/01/28(c)	EUR	100	111,174
Clarios Global LP/Clarios US Finance Co., 4.38%, 05/15/26(c)		200	233,295
Digicel International Finance Ltd./Digicel international Holdings Ltd.(b)
8.75%, 05/25/24	USD	119	123,167
8.00%, 12/31/26		48	46,548
(6.00% Cash and 7.00% PIK), 13.00%, 12/31/25(j)		68	69,711
Promigas SA ESP/Gases del Pacifico SAC
3.75%, 10/16/29(b)		728	716,079
3.75%, 10/16/29(c)		450	442,631

			1,742,605

Netherlands — 2.2%
ABN AMRO Bank NV, 0.88%, 01/15/24(c)	EUR	100	116,232
Airbus SE(c)
2.00%, 04/07/28		610	755,342
2.38%, 04/07/32		100	129,322
Allianz Finance II BV, 0.01%, 01/14/25(c)		100	114,168
BP Capital Markets BV, 1.47%, 09/21/41(c)		210	232,336
Braskem Netherlands Finance BV
4.50%, 01/10/28(c)	USD	600	636,000
4.50%, 01/31/30(b)		328	348,828
5.88%, 01/31/50(b)		738	847,316
(5 year CMT + 8.22%), 8.50%, 01/23/81(a)(c)		269	312,006
Cooperatieve Rabobank UA(c)
1.38%, 02/03/27	EUR	100	120,973
4.63%, 05/23/29	GBP	410	643,039
Deutsche Telekom International Finance BV, 4.25%, 07/13/22(c)	EUR	520	606,406
Dufry One BV, 2.00%, 02/15/27(c)		100	105,454
Embraer Netherlands Finance BV
5.05%, 06/15/25	USD	473	488,166
6.95%, 01/17/28(b)		440	487,657
Enel Finance International NV, 0.88%, 09/28/34(c)	EUR	390	434,334
Equate Petrochemical BV
4.25%, 11/03/26(c)	USD	342	371,455
4.25%, 11/03/26(b)		281	305,201
2.63%, 04/28/28(b)		452	453,130
Heimstaden Bostad Treasury BV, 0.25%, 10/13/24(c)	EUR	540	615,476
Imperial Brands Finance Netherlands BV, 1.75%, 03/18/33(c)		270	299,637
ING Bank NV, (3 mo. EURIBOR + 0.40%), 0.00%, 04/08/22(a)(c)		500	570,047
ING Groep NV(c)
1.00%, 09/20/23		200	232,187
(3 mo. EURIBOR + 0.60%), 0.10%, 09/03/25(a)		200	227,468
Intertrust Group BV, 3.38%, 11/15/25(c)		100	115,842
JDE Peet’s NV, 0.63%, 02/09/28(c)		430	484,821
Minejesa Capital BV, 4.63%, 08/10/30(c)	USD	200	205,500

Security		Par (000)	Value

Netherlands (continued)
Mondelez International Holdings Netherlands BV, 1.25%, 09/09/41(c)	EUR	120	$130,759
Nobel Bidco BV, 3.13%, 06/15/28(c)		150	166,719
Nobian Finance BV, 3.63%, 07/15/26(c)		100	112,569
NXP BV/NXP Funding LLC/NXP USA, Inc., 4.30%, 06/18/29(b)	USD	330	369,352
OCI NV, 3.63%, 10/15/25(c)	EUR	180	212,256
Redexis Gas Finance BV(c)
1.88%, 05/28/25		200	238,640
1.88%, 04/27/27		300	360,167
Siemens Financieringsmaatschappij NV, 0.01%, 02/20/26(c)		100	113,783
Stellantis NV(c)
0.75%, 01/18/29		200	224,624
1.25%, 06/20/33		340	377,041
Telefonica Europe BV, (6 year EUR Swap + 4.11%), 4.38%(a)(c)(l)		800	977,971
TenneT Holding BV, 0.88%, 06/16/35(c)		260	291,380
Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 03/01/25		100	117,963
Teva Pharmaceutical Finance Netherlands III BV
4.75%, 05/09/27	USD	310	308,217
5.13%, 05/09/29		410	401,927
Thermo Fisher Scientific Finance I BV, 1.63%, 10/18/41	EUR	250	289,555
Trivium Packaging Finance BV, 3.75%, 08/15/26(c)		100	115,239
United Group BV(c)
4.88%, 07/01/24		200	229,548
4.00%, 11/15/27		100	112,711
Upjohn Finance BV(c)
1.02%, 06/23/24		390	453,339
1.36%, 06/23/27		105	123,186
VEON Holdings BV(b)
4.00%, 04/09/25	USD	490	497,962
3.38%, 11/25/27		1,247	1,218,787
Viterra Finance BV, 0.38%, 09/24/25(c)	EUR	1,345	1,521,773
Vivo Energy Investments BV, 5.13%, 09/24/27(b)	USD	350	364,000
Volkswagen Financial Services NV, 1.63%, 02/10/24(c)	GBP	200	271,230
Volkswagen International Finance NV, 4.13%, 11/16/38(c)	EUR	300	473,009
Vonovia Finance BV(c)
0.75%, 01/25/22		200	227,847
2.25%, 04/07/30		300	378,143

			20,938,040

Norway(c) — 0.1%
Adevinta ASA, 3.00%, 11/15/27		200	233,138
Aker BP ASA, 1.13%, 05/12/29		980	1,108,010

			1,341,148

Oman — 0.1%
OQ SAOC, 5.13%, 05/06/28(b)	USD	996	1,013,617

Panama — 0.2%
Aeropuerto Internacional de Tocumen SA(b)
4.00%, 08/11/41		443	452,220
5.13%, 08/11/61		715	748,873
Banco Nacional de Panama, 2.50%, 08/11/30(b)		739	691,796
Carnival Corp., 10.13%, 02/01/26(c)	EUR	130	167,179

			2,060,068

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Paraguay — 0.0%
Frigorifico Concepcion SA, 7.70%, 07/21/28(b)	USD	330	$333,053

Peru — 0.2%
Inkia Energy Ltd., 5.88%, 11/09/27(c)		200	205,038
InRetail Consumer, 3.25%, 03/22/28(b)		730	723,977
Kallpa Generacion SA, 4.88%, 05/24/26(c)		250	265,516
Nexa Resources SA, 5.38%, 05/04/27(b)		479	507,530
SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA, 3.50%, 08/02/28(b)		581	569,489

			2,271,550

Qatar — 0.1%
Qatar Energy
3.13%, 07/12/41(b)		432	435,780
3.30%, 07/12/51(b)		276	283,590
3.30%, 07/12/51(c)		200	205,500

			924,870

Saudi Arabia — 0.2%
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(b)		1,630	1,603,512

Singapore — 0.2%
Continuum Energy Levanter Pte Ltd., 4.50%, 02/09/27(b)		744	760,193
LLPL Capital Pte Ltd., 6.88%, 02/04/39(c)		359	408,738
Oil India International Pte Ltd., 4.00%, 04/21/27(c)		200	209,412
Puma International Financing SA, 5.13%, 10/06/24(b)		697	697,000
United Overseas Bank Ltd., (5 year USD Swap + 1.79%), 3.88%(a)(c)(l)		200	205,038

			2,280,381

South Africa — 0.2%
Eskom Holdings SOC Ltd., 7.13%, 02/11/25(c)		1,372	1,418,133
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		417	444,183
Sasol Financing USA LLC, 6.50%, 09/27/28		328	354,958

			2,217,274

South Korea(c) — 0.1%
Kookmin Bank, (5 year CMT + 2.64%), 4.35%(a)(l)		500	520,875
Shinhan Financial Group Co. Ltd., (5 year CMT + 2.06%), 2.88%(a)(l)		200	196,938
SK Hynix, Inc., 2.38%, 01/19/31		200	192,600

			910,413

Spain(c) — 0.5%
Amadeus IT Group SA
2.88%, 05/20/27	EUR	300	378,557
1.88%, 09/24/28		100	120,618
Banco de Sabadell SA
0.88%, 07/22/25		100	114,956
0.63%, 11/07/25(a)		1,500	1,712,753
1.13%, 03/11/27(a)		200	231,678
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(a)(l)		200	226,949
International Consolidated Airlines Group SA, 2.75%, 03/25/25		100	111,162
Lorca Telecom Bondco SA, 4.00%, 09/18/27		440	509,080
Merlin Properties Socimi SA
1.38%, 06/01/30		100	112,102

Security		Par (000)	Value

Spain (continued)
Merlin Properties Socimi SA (continued)
1.88%, 12/04/34	EUR	700	$781,967
Telefonica Emisiones SA, 1.45%, 01/22/27		100	119,900

			4,419,722

Sweden(c) — 0.1%
Heimstaden Bostad AB(a)(l)
(5 year EUR Swap + 3.15%), 2.63%		100	107,305
(5 year EUR Swap + 3.91%), 3.38%		100	112,809
Intrum AB, 4.88%, 08/15/25		100	118,110
Verisure Holding AB
3.50%, 05/15/23		100	114,549
3.88%, 07/15/26		480	555,882

			1,008,655

Switzerland — 0.4%
Credit Suisse Group AG(a)
(1 year EURIBOR ICE Swap Rate + 1.05%), 1.00%, 06/24/27(c)		325	374,527
(1 year EURIBOR ICE Swap Rate + 3.50%), 3.25%, 04/02/26(c)		1,200	1,485,682
(SOFR + 1.56%), 2.59%, 09/11/25(b)	USD	1,500	1,531,730
Credit Suisse Group Funding Guernsey Ltd., 1.25%, 04/14/22(c)	EUR	195	222,994
UBS Group AG, 0.25%, 01/29/26(a)(c)		305	347,584

			3,962,517

Thailand(c) — 0.1%
Bangkok Bank PCL, (5 year CMT + 1.90%), 3.73%, 09/25/34(a)	USD	200	203,912
Kasikornbank PCL, (5 year CMT + 1.70%), 3.34%, 10/02/31(a)		500	499,469
Thaioil Treasury Center Co. Ltd., 3.75%, 06/18/50		400	356,560

			1,059,941

Ukraine — 0.0%
NPC Ukrenergo, 6.88%, 11/09/26(b)		411	359,152

United Arab Emirates(c) — 0.2%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47		200	235,938
Emirates NBD Bank PJSC, (6 year USD Swap + 3.66%), 6.13%(a)(l)		744	778,177
MAF Sukuk Ltd., 4.64%, 05/14/29		745	827,322

			1,841,437

United Kingdom — 2.3%
Antofagasta PLC, 2.38%, 10/14/30(b)		246	233,746
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23(c)	GBP	188	257,648
Avianca Midco 2 Ltd., 9.00%, 12/01/28(b)	USD	925	924,473
Barclays PLC
3.13%, 01/17/24(c)	GBP	1,300	1,813,786
3.38%, 04/02/25(a)(c)	EUR	200	244,079
4.34%, 01/10/28	USD	655	715,112
0.58%, 08/09/29(a)(c)	EUR	310	344,402
(5 year UK Government Bond + 1.75%), 1.70%, 11/03/26(a)(c)	GBP	200	268,997
(5 year USD Swap + 6.77%), 7.88%(a)(c)(l)	USD	200	202,250
BAT International Finance PLC(c)
4.00%, 09/04/26	GBP	860	1,245,954
1.25%, 03/13/27	EUR	730	844,735
2.25%, 01/16/30		315	373,259
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(c)		150	172,056

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(c)	GBP	200	$260,254
British Telecommunications PLC, 3.13%, 11/21/31(c)		500	704,770
Chanel Ceres PLC, 0.50%, 07/31/26(c)	EUR	170	192,827
Constellation Automotive Financing PLC, 4.88%, 07/15/27(c)	GBP	100	133,149
eG Global Finance PLC, 4.38%, 02/07/25(c)	EUR	200	228,269
EG Global Finance PLC, 6.25%, 10/30/25(c)		100	116,696
Fresnillo PLC, 4.25%, 10/02/50(b)	USD	200	209,413
Heathrow Finance PLC, 4.38%, 03/01/27(c)(o)	GBP	200	266,948
HSBC Holdings PLC, (SOFR + 1.10%), 2.25%, 11/22/27(a)	USD	1,187	1,189,472
Informa PLC(c)
2.13%, 10/06/25	EUR	1,155	1,377,065
1.25%, 04/22/28		125	142,646
InterContinental Hotels Group PLC, 3.38%, 10/08/28(c)	GBP	100	141,800
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28(c)	EUR	150	173,721
Jerrold Finco PLC(c)
4.88%, 01/15/26	GBP	100	137,047
5.25%, 01/15/27		100	137,791
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)	USD	1,176	1,207,973
Motability Operations Group PLC, 0.13%, 07/20/28(c)	EUR	640	712,822
National Grid Electricity Transmission PLC, 0.19%, 01/20/25(c)		945	1,078,447
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)	USD	200	204,250
Pinewood Finance Co. Ltd., 3.25%, 09/30/25(c)	GBP	200	270,544
Premier Foods Finance PLC, 3.50%, 10/15/26(c)		100	133,832
Rolls-Royce PLC(c)
4.63%, 02/16/26	EUR	100	125,948
1.63%, 05/09/28		200	217,237
Royalty Pharma PLC, 3.55%, 09/02/50	USD	75	74,360
Sherwood Financing PLC(c)
4.50%, 11/15/26	EUR	100	113,708
6.00%, 11/15/26	GBP	100	135,044
(3 mo. EURIBOR + 4.63%), 4.63%, 11/15/27(a)	EUR	160	182,615
SSE PLC, Series ., (5 year GBP Swap + 2.75%), 3.63%, 09/16/77(a)(c)	GBP	500	681,790
Stonegate Pub Co. Financing PLC(c)
8.00%, 07/13/25		200	274,771
8.25%, 07/31/25		100	137,182
Synthomer PLC, 3.88%, 07/01/25(c)	EUR	100	117,493
Tesco Corporate Treasury Services PLC, 0.38%, 07/27/29(c)		230	251,399
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(c)	GBP	167	230,528
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(b)	USD	1,663	1,625,582
Vedanta Resources Ltd., 6.13%, 08/09/24(b)		338	294,652
Very Group Funding PLC, 6.50%, 08/01/26(c)	GBP	100	134,773
Vmed O2 UK Financing I PLC(c)
3.25%, 01/31/31	EUR	300	338,496
4.50%, 07/15/31	GBP	200	269,697
Vodafone Group PLC, 4.25%, 09/17/50	USD	65	75,021

			21,940,529

United States — 12.9%
AbbVie, Inc. , 1.38%, 05/17/24	EUR	100	117,254

Security		Par (000)	Value

United States (continued)
AbbVie, Inc., 4.25%, 11/21/49	USD	1,234	$1,483,481
Ally Financial, Inc., Series B, (5 year CMT + 3.87%), 4.70%(a)(l)		130	134,875
Altria Group, Inc.
3.13%, 06/15/31	EUR	400	505,544
3.70%, 02/04/51	USD	1,231	1,147,440
Amazon.com, Inc.
2.50%, 06/03/50		123	117,113
3.10%, 05/12/51		165	176,158
American Airlines Pass Through Trust,
Series 2019-1, Class B, 3.85%, 08/15/29		82	77,895
American Airlines Pass-Through Trust
Series 2015-2, Class AA, 3.60%, 03/22/29		10	9,910
Series 2016-1, Class B, 5.25%, 07/15/25		5	5,204
Series 2016-2, Class B, 4.38%, 12/15/25(b)		55	53,732
Series 2017-1, Class B, 4.95%, 08/15/26		15	15,092
Series 2019-1, Class AA, 3.15%, 08/15/33		78	78,850
American Tower Corp.
0.45%, 01/15/27	EUR	600	674,691
0.40%, 02/15/27		330	369,778
1.88%, 10/15/30	USD	162	153,084
3.10%, 06/15/50		105	102,112
2.95%, 01/15/51		80	75,777
Anheuser-Busch InBev Worldwide, Inc.
4.60%, 04/15/48		34	41,577
4.50%, 06/01/50		1,319	1,626,087
Anthem, Inc.
3.13%, 05/15/50		59	60,453
3.60%, 03/15/51		998	1,107,734
Apple, Inc.
1.20%, 02/08/28		307	298,213
1.65%, 02/08/31		2,455	2,396,834
4.25%, 02/09/47		940	1,173,912
2.65%, 05/11/50		42	41,292
2.65%, 02/08/51		1,149	1,129,704
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(c)
2.13%, 08/15/26	EUR	200	222,760
4.75%, 07/15/27	GBP	200	270,491
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 08/01/29(b)	USD	50	49,375
AT&T, Inc.
4.38%, 09/14/29	GBP	100	157,509
4.30%, 02/15/30	USD	1,200	1,350,588
2.55%, 12/01/33		1,385	1,354,588
3.30%, 02/01/52		122	119,473
3.50%, 09/15/53		1,701	1,716,130
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25(c)	EUR	100	114,514
Azul Investments LLP, 7.25%, 06/15/26(b)	USD	739	676,785
Bank of America Corp.
2.38%, 06/19/24(c)	EUR	100	120,546
(3 mo. EURIBOR + 0.79%), 0.69%, 03/22/31(a)(c)		510	571,574
(3 mo. EURIBOR + 0.94%), 0.65%, 10/26/31(a)(c)		100	110,844
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(a)	USD	142	154,103
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(a)		1,241	1,492,708
(SOFR + 0.91%), 0.98%, 09/25/25(a)		213	210,414
(SOFR + 0.96%), 1.73%, 07/22/27(a)		2,080	2,064,852
(SOFR + 1.15%), 1.32%, 06/19/26(a)		2,812	2,782,134
(SOFR + 1.22%), 2.65%, 03/11/32(a)		180	182,313

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Bank of America Corp. (continued)
(SOFR + 1.22%), 2.30%, 07/21/32(a)	USD	1,455	$1,430,566
(SOFR + 1.65%), 3.48%, 03/13/52(a)		150	165,518
Series JJ, (3 mo. LIBOR US + 3.29%), 5.13%(a)(l)		130	136,013
Becton Dickinson & Co., 1.40%, 05/24/23	EUR	495	574,299
Becton Dickinson Euro Finance Sarl, 0.63%, 06/04/23		200	229,798
Booking Holdings, Inc., 0.10%, 03/08/25		350	398,509
BorgWarner, Inc., 1.00%, 05/19/31		485	542,064
Boxer Parent Co., Inc., 6.50%, 10/02/25(c)		200	238,688
BP Capital Markets America, Inc., 2.94%, 06/04/51	USD	1,106	1,061,610
Broadcom, Inc.
4.75%, 04/15/29		380	432,554
2.45%, 02/15/31(b)		1,100	1,078,564
3.75%, 02/15/51(b)		1,278	1,336,153
Capital One Financial Corp., 1.65%, 06/12/29	EUR	880	1,048,148
Catalent Pharma Solutions, Inc., 2.38%, 03/01/28(c)		100	113,612
Centene Corp.
2.45%, 07/15/28	USD	304	299,440
2.63%, 08/01/31		215	210,700
Charles Schwab Corp., (5 year CMT + 3.17%), 4.00%(a)(l)		130	132,600
Charter Communications Operating LLC/Charter
Communications Operating Capital
3.50%, 06/01/41		75	73,124
3.70%, 04/01/51		290	280,368
3.90%, 06/01/52		1,762	1,766,875
4.40%, 12/01/61		300	310,352
Chemours Co., 4.00%, 05/15/26	EUR	100	115,131
Cigna Corp., 3.40%, 03/15/51	USD	39	40,779
Citgo Holding, Inc., 9.25%, 08/01/24(b)		402	404,010
Citigroup, Inc.(a)
(3 mo. LIBOR US + 1.15%), 3.52%, 10/27/28		143	153,393
(SOFR + 1.15%), 2.67%, 01/29/31		200	203,027
(SOFR + 1.42%), 2.98%, 11/05/30		1,545	1,604,413
(SOFR + 3.91%), 4.41%, 03/31/31		164	187,298
(SOFR + 4.55%), 5.32%, 03/26/41		76	100,447
Series V, (SOFR + 3.23%), 4.70%(l)		10	10,102
Colgate Energy Partners III LLC(b)
7.75%, 02/15/26		60	64,800
5.88%, 07/01/29		37	38,110
Comcast Corp.
0.25%, 09/14/29	EUR	600	667,650
2.65%, 02/01/30	USD	1,250	1,296,369
4.25%, 10/15/30		1,600	1,846,514
3.45%, 02/01/50		1,238	1,321,964
2.99%, 11/01/63(b)		14	13,286
Coty, Inc.
3.88%, 04/15/26(c)	EUR	100	116,069
6.50%, 04/15/26(b)	USD	136	140,250
Crown Castle International Corp.
3.65%, 09/01/27		500	537,133
4.30%, 02/15/29		138	154,048
3.25%, 01/15/51		41	40,288
CVS Health Corp.
1.75%, 08/21/30		161	153,425
5.05%, 03/25/48		1,137	1,486,557
Daimler Trucks Finance North America LLC, 2.00%, 12/14/26(b)		355	356,515
Dana, Inc., 4.25%, 09/01/30		38	38,523

Security		Par (000)	Value

United States (continued)
Dell International LLC/EMC Corp.
5.30%, 10/01/29	USD	130	$152,385
8.35%, 07/15/46		18	29,925
Discovery Communications LLC, 1.90%, 03/19/27	EUR	810	967,394
Dominion Energy, Inc., Series C, 3.38%, 04/01/30	USD	510	541,218
DraftKings, Inc., 0.00%, 03/15/28(b)(i)(m)		174	131,022
Duke Energy Carolinas LLC, 2.45%, 02/01/30		875	885,584
Duke Energy Corp.
2.45%, 06/01/30		650	645,326
4.20%, 06/15/49		35	40,023
Edison International, (5 year CMT + 4.70%), 5.38%(a)(l)		130	136,188
Eli Lilly & Co.
1.70%, 11/01/49	EUR	100	124,702
1.38%, 09/14/61		240	248,523
Encore Capital Group, Inc., 4.88%, 10/15/25(c)		230	272,656
Entergy Louisiana LLC, 2.35%, 06/15/32	USD	440	438,641
Equinix, Inc.
3.20%, 11/18/29		147	154,510
2.95%, 09/15/51		81	76,448
Expedia Group, Inc., 6.25%, 05/01/25(b)		268	302,348
Exxon Mobil Corp.
1.41%, 06/26/39	EUR	390	425,263
3.45%, 04/15/51	USD	1,240	1,343,252
FedEx Corp., 0.45%, 05/04/29	EUR	690	772,429
Fidelity National Information Services, Inc.
0.75%, 05/21/23		230	264,671
1.65%, 03/01/28	USD	355	343,712
1.10%, 07/15/24	EUR	110	128,058
FirstEnergy Transmission LLC, 4.35%, 01/15/25(b)	USD	1,032	1,097,183
Fiserv, Inc.
2.25%, 07/01/25	GBP	270	374,808
2.25%, 06/01/27	USD	635	646,044
1.63%, 07/01/30	EUR	470	565,768
4.40%, 07/01/49	USD	33	39,314
Ford Motor Co., 3.25%, 02/12/32		55	56,320
Freed Corp., 10.00%, 12/01/23(g)		629	613,275
General Motors Co., 5.95%, 04/01/49		116	158,778
General Motors Financial Co., Inc.
2.35%, 09/03/25(c)	GBP	355	486,722
0.85%, 02/26/26(c)	EUR	100	115,017
2.70%, 08/20/27	USD	151	153,592
Gilead Sciences, Inc., 2.80%, 10/01/50		123	119,242
Global Payments, Inc.
1.20%, 03/01/26		305	296,052
2.15%, 01/15/27		247	247,983
4.15%, 08/15/49		35	39,923
Goldman Sachs Group, Inc.
3.50%, 04/01/25		1,700	1,797,638
0.25%, 01/26/28(c)	EUR	100	110,886
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(a)	USD	770	855,337
(SOFR + 0.80%), 1.43%, 03/09/27(a)		157	153,801
(SOFR + 1.09%), 1.99%, 01/27/32(a)		325	311,603
(SOFR + 1.26%), 2.65%, 10/21/32(a)		185	186,158
GXO Logistics, Inc.(b)
1.65%, 07/15/26		40	39,030
2.65%, 07/15/31		208	205,433
HCA, Inc.
5.38%, 02/01/25		177	194,523
5.88%, 02/01/29		18	21,448

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
HCA, Inc. (continued)
3.50%, 09/01/30	USD	159	$168,043
5.25%, 06/15/49		32	41,098
Hewlett Packard Enterprise Co., 1.45%, 04/01/24		980	986,274
HP, Inc.
2.20%, 06/17/25		645	658,328
6.00%, 09/15/41		30	39,869
Intel Corp., 3.20%, 08/12/61		375	384,023
International Business Machines Corp., 0.88%, 01/31/25	EUR	100	116,815
International Flavors & Fragrances, Inc., 3.47%, 12/01/50(b)	USD	39	40,857
JPMorgan Chase & Co.
0.63%, 01/25/24(c)	EUR	1,105	1,277,819
(3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(a)	USD	2,005	2,170,478
(SOFR + 0.70%), 1.04%, 02/04/27(a)		2,102	2,034,423
(SOFR + 1.07%), 1.95%, 02/04/32(a)		955	919,821
(SOFR + 1.18%), 2.55%, 11/08/32(a)		230	231,293
(SOFR + 1.59%), 2.01%, 03/13/26(a)		1,050	1,062,383
(SOFR + 1.89%), 2.18%, 06/01/28(a)		153	154,248
(SOFR + 2.44%), 3.11%, 04/22/51(a)		101	104,350
Keurig Dr. Pepper, Inc., 3.80%, 05/01/50		36	39,862
Kinder Morgan, Inc., 3.60%, 02/15/51		178	179,009
Kroger Co., 3.95%, 01/15/50		88	101,185
L3Harris Technologies, Inc., 3.85%, 12/15/26		550	598,096
Liberty Mutual Group, Inc., (5 year EUR Swap + 3.70%), 3.63%, 05/23/59(a)(c)	EUR	200	234,531
Lowe’s Cos., Inc.
2.63%, 04/01/31	USD	150	153,466
3.00%, 10/15/50		1,192	1,175,549
LYB International Finance III LLC, 3.63%, 04/01/51		78	82,544
McDonald’s Corp.
1.00%, 11/15/23(c)	EUR	100	116,367
3.80%, 04/01/28	USD	568	624,048
3.60%, 07/01/30		365	403,346
3.63%, 09/01/49		37	40,912
MCM Trust, 3.00%, 08/25/28(g)		459	458,880
Medtronic Global Holdings SCA
1.13%, 03/07/27	EUR	290	344,190
2.25%, 03/07/39		100	129,789
Metropolitan Life Global Funding I(c)
0.01%, 09/23/22		100	114,210
2.38%, 01/11/23		100	117,075
Mondelez International, Inc., 2.63%, 09/04/50	USD	44	41,098
Moody’s Corp., 3.10%, 11/29/61		221	219,089
Morgan Stanley(a)
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28		1,150	1,239,806
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30		785	894,553
(SOFR + 0.47%), 0.56%, 11/10/23		1,350	1,348,125
(SOFR + 1.14%), 2.70%, 01/22/31		140	143,232
(SOFR + 1.43%), 2.80%, 01/25/52		1,332	1,306,958
Motorola Solutions, Inc.
2.75%, 05/24/31		221	221,398
5.50%, 09/01/44		59	76,798
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/29(b)		474	472,327
MPLX LP, 4.70%, 04/15/48		36	41,534
New Metro Global Ltd., 6.80%, 08/05/23(c)		200	184,000
Newmont Corp., 2.60%, 07/15/32		154	154,330
NextEra Energy Capital Holdings, Inc., 1.90%, 06/15/28		575	568,938
Norfolk Southern Corp., 2.55%, 11/01/29		745	762,477

Security		Par (000)	Value

United States (continued)
NRG Energy, Inc.(b)
3.75%, 06/15/24	USD	20	$20,866
4.45%, 06/15/29		40	43,513
NVIDIA Corp., 2.85%, 04/01/30		500	531,071
OI European Group BV, 2.88%, 02/15/25(c)	EUR	200	229,454
ONE Gas, Inc., 2.00%, 05/15/30	USD	35	34,039
Oracle Corp.
3.40%, 07/08/24		105	109,772
3.60%, 04/01/50		1,265	1,238,611
3.95%, 03/25/51		68	70,591
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 4.88%, 05/15/29(b)		222	226,995
Philip Morris International, Inc.
0.13%, 08/03/26	EUR	260	291,135
3.13%, 06/03/33		165	219,211
2.00%, 05/09/36		100	116,167
1.45%, 08/01/39		125	131,435
PPG Industries, Inc., 1.40%, 03/13/27		825	990,042
Procter & Gamble Co.
0.63%, 10/30/24		150	174,276
0.90%, 11/04/41		230	255,762
Prologis Euro Finance LLC
0.63%, 09/10/31		200	220,370
1.50%, 09/10/49		125	133,551
QUALCOMM, Inc., 2.15%, 05/20/30	USD	425	428,658
Rattler Midstream LP, 5.63%, 07/15/25(b)		50	52,000
Renewable Energy Group, Inc., 5.88%, 06/01/28(b)		34	34,935
Sasol Financing USA LLC
4.38%, 09/18/26		1,265	1,272,970
5.50%, 03/18/31		945	948,591
SASOL Financing USA LLC, 5.88%, 03/27/24		249	259,284
Scenery Journey Ltd., 13.00%, 11/06/22(c)(d)(h)		200	25,913
SCIL IV LLC/SCIL USA Holdings LLC(c)
4.38%, 11/01/26	EUR	100	115,700
(3 mo. EURIBOR + 4.38%), 4.38%, 11/01/26(a)		122	140,460
SES SA, (5 year EUR Swap + 5.40%), 5.63%(a)(c)(l)		200	243,554
Southern California Edison Co., Series 20C, 1.20%, 02/01/26	USD	2,690	2,634,778
SRS Distribution, Inc., 4.63%, 07/01/28(b)		36	36,135
Steel Dynamics, Inc., 3.25%, 10/15/50		76	76,595
Stem, Inc., 0.50%, 12/01/28(b)(m)		27	25,753
Sunoco LP/Sunoco Finance Corp., 4.50%, 04/30/30(b)		167	171,161
Tap Rock Resources LLC, 7.00%, 10/01/26(b)		392	407,680
Tenet Healthcare Corp., 4.38%, 01/15/30(b)		210	212,744
Texas Capital Bank NA, (3 mo. LIBOR US + 4.50%), 4.63%, 09/30/24(a)(b)		1,000	1,001,253
Texas Eastern Transmission LP, 2.80%, 10/15/22(b)		20	20,217
T-Mobile USA, Inc.
3.88%, 04/15/30		376	411,251
4.50%, 04/15/50		51	59,691
3.30%, 02/15/51		1,274	1,244,246
Transcontinental Gas Pipe Line Co. LLC, 4.60%, 03/15/48		9	10,878
UGI International LLC, 2.50%, 12/01/29(c)	EUR	100	112,341
Union Pacific Corp.
2.75%, 03/01/26	USD	2,540	2,660,945
3.25%, 02/05/50		39	41,799
United Airlines Pass-Through Trust
Series 16-2, Class B, 3.65%, 04/07/27		4	3,899

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
United Airlines Pass-Through Trust (continued)
Series 2014-2, Class B, 4.63%, 03/03/24	USD	8	$8,597
Series 2015-1, Class AA, 3.45%, 06/01/29		1	769
Series 2019-2, Class B, 3.50%, 11/01/29		54	52,956
Series AA, 2.88%, 04/07/30		6	6,423
Series AA, Class AA, 2.70%, 11/01/33		71	70,483
Series B, 4.75%, 04/11/22		2	2,079
UnitedHealth Group, Inc.
2.90%, 05/15/50		60	61,119
3.13%, 05/15/60		73	75,373
Venture Global Calcasieu Pass LLC, 3.88%, 11/01/33(b)		121	127,120
Verizon Communications, Inc.
2.10%, 03/22/28		2,450	2,454,666
1.50%, 09/18/30		3,480	3,264,655
1.88%, 09/19/30	GBP	270	363,319
2.88%, 11/20/50	USD	90	85,400
3.55%, 03/22/51		78	83,995
2.99%, 10/30/56		44	41,650
3.00%, 11/20/60		343	324,118
3.70%, 03/22/61		1,530	1,658,852
Series 20Y, 2.88%, 01/15/38	EUR	600	815,830
ViacomCBS, Inc., 4.95%, 05/19/50	USD	94	119,826
VMware, Inc., 2.20%, 08/15/31		157	154,205
Wells Fargo & Co.(c)
0.50%, 04/26/24	EUR	2,695	3,100,577
2.00%, 07/28/25	GBP	1,140	1,560,113
2.00%, 04/27/26	EUR	135	163,699
XHR LP, 4.88%, 06/01/29(b)	USD	34	34,595

			122,453,864

Total Corporate Bonds — 35.8% (Cost: $343,961,331)			340,966,442

Floating Rate Loan Interests(a)

Canada — 0.2%
Clarios Global LP, 2021 EUR Term Loan B, (EURIBOR + 3.25%), 3.25%, 04/30/26	EUR	1,000	1,131,384
Great Canadian Gaming Corp., Term Loan, (3 mo. LIBOR + 4.00%), 4.75%, 11/01/26	USD	328	328,617
Kronos Acquisition Holdings Inc., 2021 1st Lien Term Loan, 12/22/26(p)		73	72,316

			1,532,317

France — 0.4%
Altice France SA, EUR Term Loan B12, (EURIBOR + 3.00%), 3.00%, 02/02/26	EUR	995	1,107,117
Biogroup-LCD, 2021 EUR Term Loan B, (EURIBOR + 3.50%), 3.50%, 01/28/28		1,000	1,127,764
Prosol SAS, 2021 EUR Term Loan B, 07/12/28(p)		1,000	1,139,410

			3,374,291

Germany — 0.2%
CTC AcquiCo GmbH, EUR 2017 Term Loan B1, 03/07/25(p)		1,000	1,133,752
Springer Nature Deutschland GmbH, 2021 EUR Term Loan B17, (EURIBOR + 2.75%), 3.25%, 08/14/26		961	1,087,476

			2,221,228

Security		Par (000)	Value

Ireland — 0.1%
Virgin Media Ireland Limited, EUR Term Loan, (EURIBOR + 3.50%), 3.50%, 07/15/29	EUR	1,000	$1,133,399

Luxembourg — 0.6%
AEA International Holdings (Lux) Sarl, Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 09/07/28	USD	731	731,166
Altice Financing SA, EUR 2017 1st Lien Term Loan, (EURIBOR + 2.75%), 2.75%, 01/31/26	EUR	995	1,100,922
Claudius Finance Sarl, 2021 EUR Term Loan B, (EURIBOR + 3.50%), 3.50%, 07/10/28		1,000	1,136,598
Cobham Ultra SeniorCo Sarl, USD Term Loan B, 11/16/28(p)	USD	210	209,148
Eircom Finco Sarl, 2019 EUR Term Loan B, (EURIBOR + 3.00%), 3.00%, 05/15/26	EUR	1,000	1,129,198
Misys Europe SA, EUR 1st Lien Term Loan, (EURIBOR + 3.00%, 1.00% Floor), 4.00%, 06/13/24		994	1,130,219

			5,437,251

Mexico — 0.0%
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 3.91%, 02/17/23(g)	USD	59	51,616

Netherlands — 0.6%
Peer Holding III BV, 2019 EUR Term Loan B, 01/16/27(p)	EUR	1,000	1,135,414
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.47%, 07/21/26	USD	3,121	3,107,350
UPC Broadband Holding BV, 2020 EUR Term Loan AU, 04/30/29(p)	EUR	1,000	1,118,189

			5,360,953

Sweden — 0.1%
Verisure Holding AB, 2021 EUR Term Loan, (EURIBOR + 3.25%), 3.25%, 03/27/28		1,000	1,130,086

United Kingdom — 0.5%
Bellis Acquisition Company PLC, 2021 EUR Term Loan B, (EURIBOR + 2.75%), 2.75%, 02/16/26		1,000	1,124,268
GVC Holdings (Gibraltar) Ltd., 2021 USD Term Loan B4, (3 mo. LIBOR + 2.50%), 3.00%, 03/16/27	USD	1,890	1,883,883
Ineos 226 Ltd., EUR Term Loan B, (EURIBOR + 2.75%), 2.75%, 01/29/26	EUR	1,000	1,128,777
Lorca Finco Plc, EUR New Money Term Loan B2, 09/17/27(p)		1,000	1,138,500

			5,275,428

United States — 4.9%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%), 4.75%, 05/17/28	USD	1,452	1,429,929
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 05/12/28		623	620,713
American Rock Salt Company LLC, 2021 Term Loan, (1 mo. LIBOR + 4.00%), 4.75%, 06/04/28		330	329,101
Aruba Investments, Inc., 2020 USD Term Loan, (6 mo. LIBOR + 4.00%), 4.75%, 11/24/27		110	109,725
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.40%, 02/11/26		216	216,149
Avantor Funding, Inc., 2021 EUR 7 Year Term Loan B, (EURIBOR + 2.50%), 2.50%, 06/12/28	EUR	995	1,127,709
Avantor, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%), 2.75%, 11/08/27	USD	999	997,997

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
City Brewing Co. LLC, Closing Date Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 04/05/28	USD	909	$858,361
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 05/14/28		181	181,235
Conair Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 05/17/28		500	499,478
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 09/29/28		816	813,234
Davis-Standard, LLC, Term Loan, 12/10/28(g)(p)		222	215,895
Digital Room Holdings, Inc., 2021 Term Loan, 12/15/28(p)		137	135,844
Directv Financing LLC, (3 mo. LIBOR + 5.00%), 5.75%, 08/02/27		1,393	1,393,341
DT Midstream, Inc, Term Loan B, (3 mo. LIBOR + 2.00%), 2.50%, 06/26/28		1,100	1,102,022
Eastman Chemical Company, 2021 Term Loan B, (3 mo. LIBOR + 5.25%), 6.00%, 11/01/28(g)		102	102,255
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 3.75%, 11/24/28		325	322,969
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 01/31/28		222	220,535
Granite Acquisition, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 03/24/28		352	351,261
Gray Television, Inc., 2021 Term Loan D, (1 mo. LIBOR + 3.00%), 3.10%, 12/01/28		646	642,286
Green Plains Operating Company LLC, Term Loan, (3 mo. LIBOR + 8.00%), 8.14%, 07/20/26(g)		540	540,000
Herschend Entertainment Company LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 08/27/28		600	597,747
Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.50%, 08/02/28		1,923	1,924,622
Hydrofarm Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 5.50%), 5.72%, 09/27/28(g)		100	97,000
IPS Corp., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/02/28(g)		263	262,382
IRB Holding Corp., 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		997	995,779
ITT Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 3.25%, 07/10/28		446	443,207
J&J Ventures Gaming LLC, Term Loan, (1 mo. LIBOR + 4.00%), 4.75%, 04/26/28(g)		1,181	1,181,000
Jack Ohio Finance LLC, (1 mo. LIBOR + 4.75%), 4.85%, 10/04/28		290	289,095
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 07/28/28		1,171	1,169,651
Jo-Ann Stores, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.75%), 5.50%, 07/07/28		946	934,405
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27		1,699	1,682,161
Leslie’s Poolmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 03/09/28		791	787,859
LSF11 A5 Holdco LLC, Term Loan, (3 mo. LIBOR + 3.75%), 4.25%, 10/15/28		1,079	1,077,198
Maverick Gaming LLC, Term Loan B, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 09/03/26		124	123,845
McAfee LLC, 2018 EUR Term Loan B, 09/30/24(p)	EUR	468	531,984

Security		Par (000)	Value

United States (continued)
Medical Solutions LLC, 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 7.50%, 11/01/29	USD	74	$73,014
Medline Industries, Inc., USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 10/23/28		2,035	2,034,105
Michaels Companies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 04/15/28		801	793,109
MIP V Waste Holdings LLC, Term Loan B, 12/08/28(p)		118	117,558
OVG Business Services LLC, Initial Term Loan, (3 mo. LIBOR + 6.25%), 7.25%, 10/13/28(g)		268	263,980
Park River Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.25%), 4.00%, 12/28/27		414	409,872
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 03/11/28		933	928,252
Rexnord LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.75%, 10/04/28		151	150,953
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 03/16/27		1,505	1,488,292
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.50%, 08/25/28		2,157	2,145,812
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 2.36%, 03/06/25		971	963,227
Shearer’s Foods, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 09/23/27		997	992,699
Signal Parent, Inc, Term Loan B, (1 mo. LIBOR + 3.50%), 4.25%, 04/03/28		984	954,533
Southwestern Energy Co., 2021 Term Loan, (SOFR + 2.50%), 3.00%, 06/22/27		447	447,282
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 06/08/28		275	274,548
Springs Windows Fashions LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/06/28		669	662,310
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 06/02/28		1,571	1,566,051
The Enterprise Development Authority, Term Loan B, (1 mo. LIBOR + 4.25%), 5.00%, 02/28/28		732	730,939
Tory Burch LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.50%, 04/16/28		1,633	1,629,180
Triton Water Holdings, Inc, Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 03/31/28		1,011	999,196
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 3.25%), 3.75%, 10/02/28		2,765	2,763,839
Valcour Packaging LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.25%, 10/04/28(g)		203	202,746
Virgin Media Bristol LLC, 2020 EUR Term Loan R, (EURIBOR + 3.25%), 3.25%, 01/31/29	EUR	1,000	1,136,439
Woof Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 12/21/27	USD	999	998,843

			47,034,753

Total Floating Rate Loan Interests — 7.6% (Cost: $73,527,636)			72,551,322

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Agency Obligations

Argentina(o) — 0.4%
Argentine Republic Government International Bond
1.13%, 07/09/35	USD	6,473	$2,087,543
3.50%, 07/09/41		4,604	1,628,700

			3,716,243

Australia(c) — 0.1%
Australia Government Bond
5.75%, 07/15/22	AUD	320	239,766
2.75%, 04/21/24		130	99,204
4.75%, 04/21/27		220	187,633
2.25%, 05/21/28		90	68,560
3.75%, 04/21/37		80	71,556

			666,719

Austria(b)(c) — 0.6%
Republic of Austria Government Bond
0.75%, 02/20/28	EUR	556	670,739
1.50%, 02/20/47		222	308,658
2.10%, 09/20/2117		2,599	4,559,581

			5,538,978

Bahrain — 0.4%
Bahrain Government International Bond
7.00%, 01/26/26(c)	USD	222	243,478
4.25%, 01/25/28(b)		200	194,750
7.38%, 05/14/30(c)		460	510,399
5.25%, 01/25/33(b)		200	187,438
5.63%, 05/18/34(b)		3,249	3,074,366

			4,210,431

Belgium(b)(c) — 0.2%
Belgium Government Bond, 1.60%, 06/22/47	EUR	351	466,218
Kingdom of Belgium Government Bond, 0.80%, 06/22/28		855	1,037,972

			1,504,190

Brazil — 1.1%
Brazil Notas do Tesouro Nacional Serie F, 10.00%, 01/01/31	BRL	26,000	4,462,855
Brazilian Government International Bond
6.00%, 04/07/26	USD	250	279,813
4.63%, 01/13/28		511	533,452
3.88%, 06/12/30		1,103	1,070,461
3.75%, 09/12/31		3,900	3,664,781

			10,011,362

Canada — 0.3%
Canadian Government Bond
5.75%, 06/01/33	CAD	170	192,914
5.00%, 06/01/37		90	103,884
4.00%, 06/01/41		280	307,402
3.50%, 12/01/45		140	150,679
2.75%, 12/01/48		210	204,880
2.00%, 12/01/51		2,650	2,255,040

			3,214,799

Chile — 0.1%
Chile Government International Bond
2.55%, 07/27/33	USD	461	448,178
3.10%, 05/07/41		613	599,323

			1,047,501

Security		Par (000)	Value

China — 7.0%
China Development Bank, 3.30%, 02/01/24	CNY	1,400	$223,276
China Government Bond
3.19%, 04/11/24		1,400	223,689
2.94%, 10/17/24		8,500	1,352,620
2.41%, 06/19/25		79,500	12,435,672
2.85%, 06/04/27		55,200	8,748,877
3.01%, 05/13/28		24,470	3,897,135
3.25%, 11/22/28		100	16,159
3.29%, 05/23/29		105,600	17,113,479
2.68%, 05/21/30		12,080	1,870,140
3.27%, 11/19/30		10,000	1,625,306
3.02%, 05/27/31		105,780	16,879,709
3.86%, 07/22/49		1,010	171,353
3.72%, 04/12/51		10,200	1,698,008

			66,255,423

Colombia — 0.9%
Colombia Government International Bond
8.13%, 05/21/24	USD	381	431,078
3.88%, 04/25/27		422	425,112
4.50%, 03/15/29		4,111	4,196,560
3.00%, 01/30/30		2,058	1,878,954
3.13%, 04/15/31		744	670,205
3.25%, 04/22/32		547	492,300
4.13%, 05/15/51		400	325,450

			8,419,659

Denmark — 0.0%
Denmark Government Bond
1.50%, 11/15/23	DKK	200	31,803
1.75%, 11/15/25		500	82,792
4.50%, 11/15/39		450	122,231

			236,826

Dominican Republic — 0.3%
Dominican Republic International Bond
5.95%, 01/25/27(c)	USD	299	332,637
4.50%, 01/30/30(b)		634	645,412
4.88%, 09/23/32(b)		651	661,497
5.30%, 01/21/41(c)		327	322,974
6.40%, 06/05/49(c)		395	414,701

			2,377,221

Egypt — 0.3%
Egypt Government International Bond
6.13%, 01/31/22(c)		271	272,003
5.88%, 06/11/25(c)		600	616,800
5.25%, 10/06/25(b)		400	403,000
7.60%, 03/01/29(c)		449	444,241
5.88%, 02/16/31(b)		300	265,560
6.38%, 04/11/31(b)	EUR	365	382,553
8.50%, 01/31/47(b)	USD	296	261,723

			2,645,880

France(c) — 0.1%
France Government Bond OAT
2.50%, 05/25/30	EUR	40	55,108
1.50%, 05/25/31		190	244,108
5.75%, 10/25/32		100	181,846
French Republic Government Bond OAT, 1.50%, 05/25/50(b)		266	351,852

			832,914

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Greece(b)(c) — 0.7%
Hellenic Republic Government Bond
0.01%, 02/12/26	EUR	376	$418,016
2.00%, 04/22/27		411	498,788
3.88%, 03/12/29		522	706,429
1.50%, 06/18/30		2,847	3,302,854
0.75%, 06/18/31		701	757,247
1.88%, 01/24/52		1,195	1,335,378

			7,018,712

Guatemala(b) — 0.0%
Guatemala Government Bond
5.38%, 04/24/32	USD	200	222,725
4.65%, 10/07/41		200	199,912

			422,637

Hungary — 0.0%
Hungary Government International Bond, 3.13%, 09/21/51(b)		200	196,913

India — 0.0%
Export-Import Bank of India, 3.88%, 02/01/28(c)		200	213,725

Indonesia — 0.3%
Indonesia Government International Bond
4.75%, 01/08/26(c)		422	470,345
3.50%, 01/11/28		200	215,350
4.10%, 04/24/28		620	691,416
8.50%, 10/12/35(c)		100	159,488
4.63%, 04/15/43(c)		200	235,500
Indonesia Treasury Bond
6.50%, 06/15/25	IDR	5,061,000	373,916
7.50%, 04/15/40		10,320,000	752,873
Perusahaan Penerbit SBSN Indonesia III, 2.80%, 06/23/30(c)	USD	200	205,975

			3,104,863

Israel — 0.0%
Israel Government International Bond, 2.75%, 07/03/30		200	212,438

Italy(c) — 0.8%
Italy Buoni Poliennali Del Tesoro
0.95%, 03/01/23	EUR	5,204	6,015,507
4.75%, 09/01/44(b)		232	409,139
3.85%, 09/01/49(b)		700	1,119,378

			7,544,024

Japan — 1.3%
Japan Government Thirty Year Bond, 0.40%, 09/20/49	JPY	1,500,000	12,166,261

Mexico — 3.5%
Mexican Bonos
5.75%, 03/05/26	MXN	180,000	8,285,512
7.50%, 06/03/27		41,000	2,010,217
8.50%, 05/31/29		40,000	2,069,542
7.75%, 05/29/31		227,000	11,216,325
Mexico Government International Bond
4.13%, 01/21/26	USD	7,000	7,687,313
4.50%, 04/22/29		645	719,699
4.75%, 03/08/44		244	265,548

Security		Par (000)	Value

Mexico (continued)
Mexico Government International Bond (continued)
4.35%, 01/15/47	USD	1,000	$1,035,500
4.50%, 01/31/50		200	212,288

			33,501,944

Morocco(b) — 0.1%
Morocco Government International Bond
3.00%, 12/15/32		719	684,982
4.00%, 12/15/50		697	630,567

			1,315,549

Netherlands — 0.1%
Netherlands Government Bond, 2.75%, 01/15/47(b)(c)	EUR	311	575,902

New Zealand — 0.0%
New Zealand Government Bond, 2.75%, 04/15/25(c)	NZD	100	69,841

Oman — 0.1%
Oman Government International Bond(c)
7.38%, 10/28/32	USD	200	232,680
6.50%, 03/08/47		263	260,449
Oman Sovereign Sukuk Co., 4.88%, 06/15/30(b)		228	241,680

			734,809

Panama — 0.2%
Banco Latinoamericano de Comercio Exterior SA, 2.38%, 09/14/25(b)		668	667,708
Panama Government International Bond
3.88%, 03/17/28		200	216,288
2.25%, 09/29/32		245	233,255
4.50%, 05/15/47		425	468,509
4.50%, 04/16/50		200	220,162
4.50%, 04/01/56		208	229,294

			2,035,216

Paraguay — 0.3%
Paraguay Government International Bond
5.00%, 04/15/26(c)		420	466,148
4.95%, 04/28/31(b)		650	730,356
2.74%, 01/29/33(b)		474	457,351
5.40%, 03/30/50(b)		400	455,950
5.40%, 03/30/50(c)		373	425,173

			2,534,978

Peru — 0.2%
Peruvian Government International Bond
7.35%, 07/21/25		100	118,925
4.13%, 08/25/27		163	178,719
2.84%, 06/20/30		66	67,003
2.78%, 01/23/31		85	84,405
1.86%, 12/01/32		463	422,574
3.00%, 01/15/34		105	208,950
6.55%, 03/14/37		89	121,001
3.30%, 03/11/41		226	225,647

			1,427,224

Philippines — 0.1%
Philippine Government International Bond
3.75%, 01/14/29		552	621,621
6.38%, 10/23/34		100	138,800
2.95%, 05/05/45		510	502,605

			1,263,026

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Qatar — 0.1%
Qatar Government International Bond
4.50%, 04/23/28(c)	USD	486	$557,290
4.00%, 03/14/29(b)		631	710,309

			1,267,599

Romania — 0.1%
Romanian Government International Bond
3.00%, 02/14/31(b)		572	579,607
6.13%, 01/22/44(b)		16	20,901
4.00%, 02/14/51(c)		234	233,392

			833,900

Russia — 0.1%
Russian Foreign Bond - Eurobond, 4.25%, 06/23/27(c)		800	862,000

Saudi Arabia — 0.2%
Saudi Government International Bond
4.00%, 04/17/25(c)		260	279,939
3.63%, 03/04/28(c)		206	224,218
4.38%, 04/16/29(b)		808	925,918
4.63%, 10/04/47(c)		300	359,156

			1,789,231

South Africa — 1.5%
Republic of South Africa Government Bond
7.00%, 02/28/31	ZAR	110,000	5,816,091
8.25%, 03/31/32		138,000	7,794,134
Republic of South Africa Government International Bond, 4.88%, 04/14/26	USD	200	212,850

			13,823,075

Spain(b)(c) — 2.1%
Spain Government Bond
0.50%, 04/30/30	EUR	1,400	1,613,265
1.25%, 10/31/30		431	525,771
0.10%, 04/30/31		7,150	7,852,107
0.50%, 10/31/31		580	656,224
3.45%, 07/30/66		5,558	9,523,816

			20,171,183

Sri Lanka — 0.0%
Sri Lanka Government International Bond, 6.85%, 03/14/24(c)	USD	200	104,288

Supranational(c) — 0.5%
European Union
0.01%, 07/04/31	EUR	1,625	1,836,300
0.40%, 02/04/37		1,916	2,203,375
0.10%, 10/04/40		500	531,269
0.30%, 11/04/50		300	315,904

			4,886,848

Sweden — 0.0%
Sweden Government Bond
1.00%, 11/12/26(c)	SEK	960	111,096
3.50%, 03/30/39		250	41,326

			152,422

Security		Par (000)	Value

Ukraine — 0.3%
Ukraine Government International Bond
8.99%, 02/01/24(c)	USD	200	$198,938
7.75%, 09/01/24(c)		231	223,680
7.75%, 09/01/27(c)		100	94,350
9.75%, 11/01/28(c)		219	220,027
7.38%, 09/25/32(b)		1,028	916,205
7.25%, 03/15/33(b)		1,733	1,520,707

			3,173,907

United Kingdom(c) — 1.8%
United Kingdom Gilt
1.75%, 09/07/22	GBP	200	273,411
0.75%, 07/22/23		1,826	2,480,740
1.50%, 07/22/26		6,000	8,400,555
1.75%, 09/07/37		60	88,016
4.75%, 12/07/38		30	63,293
3.25%, 01/22/44		165	312,298
3.50%, 01/22/45		700	1,387,181
1.50%, 07/22/47		1,040	1,509,076
3.75%, 07/22/52		1,000	2,267,543

			16,782,113

Uruguay — 0.0%
Uruguay Government International Bond, 4.38%, 10/27/27	USD	387	433,789

Total Foreign Agency Obligations — 26.2% (Cost: $249,873,089)			249,296,563

		Shares

Investment Companies

United States — 2.5%
Consumer Discretionary Select Sector SPDR Fund		1,317	269,247
Financial Select Sector SPDR Fund		11,919	465,437
Industrial Select Sector SPDR Fund		5,842	618,142
InvesCo QQQ Trust, Series 1		22,400	8,911,840
iShares China Large-Cap ETF(q)		3,075	112,484
iShares iBoxx $ High Yield Corporate Bond ETF(q)		2,301	200,210
iShares iBoxx $ Investment Grade Corporate Bond ETF(q)		1,039	137,688
iShares JP Morgan USD Emerging Markets Bond ETF(q)		17,451	1,903,206
iShares Latin America 40 ETF(q)		9,782	229,486
iShares MSCI Brazil ETF(q)		9,033	253,556
iShares MSCI Emerging Markets ETF(q)		13,148	642,280
iShares Nasdaq Biotechnology ETF(q)		493	75,242
iShares Russell 2000 ETF(q)		476	105,886
iShares S&P 500 Value ETF(q)		2,805	439,347
SPDR S&P 500 ETF Trust		19,300	9,166,728
VanEck Semiconductor ETF		628	193,920

Total Investment Companies — 2.5% (Cost: $21,660,449)			23,724,699

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds

California — 0.0%
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(b)	USD	180	$186,509

Total Municipal Bonds — 0.0% (Cost: $154,555)			186,509

Non-Agency Mortgage-Backed Securities

Netherlands — 0.0%
Domi BV, Series 2021-1, Class A, (3 mo. EURIBOR + 0.63%), 0.03%, 06/15/53(a)(c)	EUR	181	205,844

United Kingdom(a)(c) — 0.1%
Agora Securities, 1.25%, 08/17/31	GBP	400	540,820
Canada Square Funding PLC, Series 2021-2, Class B, 1.25%, 06/17/58		112	151,303
Finsbury Square, Series 2021-1GRX, Class AGRN, 0.70%, 12/16/67		314	423,244
London Wall Mortgage Capital PLC, Series 2021- FL1, Class A, 0.83%, 05/15/51		151	204,715
Mortimer BTL PLC, Series 2021-1, Class B, 1.15%, 06/23/53		100	135,152

			1,455,234

United States — 6.1%
Arbor Multifamily Mortgage Securities Trust(b)
1.75%, 05/15/53	USD	1,326	1,126,462
Series 2020-MF1, Class XA, 0.97%, 05/15/53(a)		14,976	1,001,077
Atrium Hotel Portfolio Trust(a)(b)
Series 2017-ATRM, Class D, (1 mo. LIBOR US + 1.95%), 2.06%, 12/15/36		200	194,977
Series 2017-ATRM, Class E, (1 mo. LIBOR US + 3.05%), 3.16%, 12/15/36		150	141,717
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.00%), 2.11%, 11/15/32(a)(b)		150	124,215
Bank
Series 2020-BN29, Class C, 3.03%, 11/15/53(a)		1,050	1,034,996
Series 2021-BN35, Class A5, 2.29%, 06/15/64		27	27,168
BBCMS Mortgage Trust
Series 2017-C1, Class AS, 3.90%, 02/15/50		1,200	1,291,819
Series 2017-DELC, Class E, (1 mo. LIBOR US + 2.50%), 2.61%, 08/15/36(a)(b)		1,400	1,382,420
Benchmark Mortgage Trust
Series 2020-B21, Class XA, 1.46%, 12/17/53(a)(b)		5,042	519,384
Series 2021-B25, Class A5, 2.58%, 04/15/54		200	205,714
BHMS, Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.25%), 1.36%, 07/15/35(a)(b)		170	169,891
BX Commercial Mortgage Trust(a)(b)
Series 2018-BIOA, Class E, (1 mo. LIBOR US + 1.95%), 2.06%, 03/15/37		1,336	1,332,803
Series 2018-IND, Class G, (1 mo. LIBOR US + 2.05%), 2.16%, 11/15/35		770	768,067
Series 2019-XL, Class F, (1 mo. LIBOR US + 2.00%), 2.11%, 10/15/36		850	845,221
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.30%), 2.41%, 10/15/36		935	927,396
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.76%, 10/15/36		680	672,763

Security		Par (000)	Value

United States (continued)
BX Commercial Mortgage Trust(a)(b) (continued)
Series 2020-BXLP, Class G, (1 mo. LIBOR US + 2.50%), 2.61%, 12/15/36	USD	1,252	$1,238,486
BX Trust(a)(b)
Series 2021-LBA, Class GJV, (1 mo. LIBOR US + 3.00%), 3.11%, 02/15/36		900	885,442
Series 2021-LBA, Class GV, (1 mo. LIBOR US + 3.00%), 3.11%, 02/15/36		900	885,442
Series 2021-MFM1, Class F, (1 mo. LIBOR US + 3.00%), 3.11%, 01/15/34		390	388,528
Series 2021-MFM1, Class G, (1 mo. LIBOR US + 3.90%), 4.01%, 01/15/34		760	757,183
BXP Trust(a)(b)
Series 2017-CC, Class D, 3.55%, 08/13/37		110	110,580
Series 2017-CC, Class E, 3.55%, 08/13/37		220	217,316
CFCRE Commercial Mortgage Trust(b)
Series 2018-TAN, Class A, 4.24%, 02/15/33		750	766,511
Series 2018-TAN, Class E, 6.45%, 02/15/33(a)		1,000	1,017,103
Citigroup Commercial Mortgage Trust
Series 2014-GC25, Class C, 4.51%, 10/10/47(a)		1,200	1,252,356
Series 2015-P1, Class A5, 3.72%, 09/15/48		375	400,181
Series 2016-C2, Class B, 3.18%, 08/10/49		750	760,635
Series 2016-GC36, Class A5, 3.62%, 02/10/49		375	399,817
Series 2019-PRM, Class C, 3.90%, 05/10/36(b)		1,000	1,033,691
Series 2020-420K, Class D, 3.31%, 11/10/42(a)(b)		360	349,612
Series 2020-420K, Class X, 0.83%, 11/10/42(a)(b)		20,000	1,247,800
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 3.60%, 11/15/37(a)(b)		983	981,661
COMM Mortgage Trust
Series 2014-CR21, Class A3, 3.53%, 12/10/47		343	355,903
Series 2015-LC19, Class A4, 3.18%, 02/10/48		500	522,142
Series 2016-DC2, Class B, 4.67%, 02/10/49(a)		100	106,020
Series 2016-DC2, Class C, 4.67%, 02/10/49(a)		100	104,039
Series 2017-PANW, Class D, 3.93%, 10/10/29(a)(b)		750	758,250
Series 2019-GC44, Class 180B, 3.40%, 08/15/57(a)(b)		1,000	957,035
Credit Suisse Mortgage Capital Certificates(a)(b)
Series 2019-ICE4, Class C, (1 mo. LIBOR US + 1.43%), 1.54%, 05/15/36		100	99,689
Series 2019-ICE4, Class E, (1 mo. LIBOR US + 2.15%), 2.26%, 05/15/36		700	699,318
CSAIL Commercial Mortgage Securities Trust, Series 2018-CX12, Class C, 4.74%, 08/15/51(a)		750	807,993
DBGS Mortgage Trust(a)(b)
Series 2018-5BP, Class D, (1 mo. LIBOR US + 1.50%), 1.61%, 06/15/33		1,000	987,454
Series 2018-BIOD, Class D, (1 mo. LIBOR US + 1.30%), 1.40%, 05/15/35		93	92,580
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49		375	390,304
DBUBS Mortgage Trust(a)(b)
Series 2017-BRBK, Class E, 3.53%, 10/10/34		400	397,765
Series 2017-BRBK, Class F, 3.53%, 10/10/34		240	234,787
Freddie Mac Multifamily Structured Pass Through Certificates, 1.03%, 10/25/30(a)		4,092	312,587
GCT Commercial Mortgage Trust, (1 mo. LIBOR US + 2.35%), 2.46%, 02/15/38(a)(b)		340	340,065

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
GS Mortgage Securities Corp. II, Series 2021- ROSS, Class A, (1 mo. LIBOR US + 1.15%), 1.26%, 05/15/26(a)(b)	USD	100	$99,442
GS Mortgage Securities Trust
4.47%, 10/10/48(a)		1,100	1,174,244
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		225	207,582
Series 2020-GSA2, Class XA, 1.73%, 12/12/53(a)(b)		3,643	439,411
Independence Plaza Trust, Series 2018-INDP, Class B, 3.91%, 07/10/35(b)		1,000	1,025,324
InTown Hotel Portfolio Trust, Series 2018-STAY, Class E, (1 mo. LIBOR US + 3.35%), 3.46%, 01/15/33(a)(b)		770	768,502
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-AON, Class A, 4.13%, 07/05/31(b)		1,200	1,243,816
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 3.11%, 07/15/36(a)(b)		1,250	1,219,455
JP Morgan Chase Commercial Mortgage Securities Trust , Series 2013-C16, Class B, 4.94%, 12/15/46(a)		1,000	1,053,382
JPMDB Commercial Mortgage Securities Trust
Class A5, 3.69%, 03/15/50		1,200	1,294,251
Series 2017-C7, Class A5, 3.41%, 10/15/50		1,113	1,194,725
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class F, (1 mo. LIBOR US + 2.05%), 2.16%, 12/15/37(a)(b)		682	669,666
MAD Mortgage Trust(a)(b)
Series 2017-330M, Class D, 3.98%, 08/15/34		110	110,796
Series 2017-330M, Class E, 4.03%, 08/15/34		130	129,053
MCM Trust, 3.00%, 08/25/28(g)		330	122,093
MED Trust, (1 mo. LIBOR US + 5.25%), 5.36%, 11/15/38(a)(b)		639	632,657
MFT Trust, Series 2020-ABC, Class C, 3.48%, 02/10/42(a)(b)		100	95,407
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C16, Class A5, 3.89%, 06/15/47		375	393,401
Series 2015-C25, Class A5, 3.64%, 10/15/48		400	426,368
Morgan Stanley Capital I Trust
Series 2007-T27, Class C, 6.01%, 06/11/42(a)(b)		1,250	1,251,029
Series 2017-H1, Class C, 4.28%, 06/15/50(a)		1,100	1,154,434
Series 2018-H4, Class C, 5.07%, 12/15/51(a)		400	428,562
Series 2018-MP, Class A, 4.28%, 07/11/40(a)(b)		1,000	1,097,848
Series 2019-L2, Class A4, 4.07%, 03/15/52		589	659,780
Natixis Commercial Mortgage Securities Trust, Series 2018-SOX, Class E, 4.77%, 06/17/38(a)(b)		382	391,321
Olympic Tower Mortgage Trust(a)(b)
Series 2017-OT, Class D, 3.95%, 05/10/39		130	124,152
Series 2017-OT, Class E, 3.95%, 05/10/39		160	142,449
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 2.86%, 01/15/36(a)(b)		270	270,000
Park Avenue Mortgage Trust, Series 2017-280P, Class E, (1 mo. LIBOR US + 2.12%), 2.23%, 09/15/34(a)(b)		350	348,240
Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)		250	236,103
TVC DSCR, 2.38%, 02/01/51(g)		1,571	1,650,952

Security		Par (000)	Value

United States (continued)
Velocity Commercial Capital Loan Trust, Series 2020-1, Class M3, 3.19%, 02/25/50(a)(b)	USD	96	$95,195
VNDO Mortgage Trust, Series 2012-6AVE, Class C, 3.34%, 11/15/30(a)(b)		1,000	1,014,081
Wells Fargo Commercial Mortgage Trust(a)
Series 2016-NXS5, Class B, 4.95%, 01/15/59		1,400	1,525,965
Series 2019-C50, Class XA, 1.41%, 05/15/52		14,144	1,135,072
Series 2021-C59, Class XA, 1.55%, 04/15/54		1,006	112,504
Western Alliance Bank, 5.72%, 12/28/24(a)(b)		2,260	2,258,682

			57,820,309

Total Non-Agency Mortgage-Backed Securities — 6.2% (Cost: $59,178,256)			59,481,387

Preferred Securities

Capital Trusts — 1.0%

Belgium — 0.0%
Solvay Finance SA, 5.43%(a)(c)(l)	EUR	200	245,637

Colombia — 0.0%
Banco Davivienda SA, 6.65%(a)(b)(l)	USD	230	232,415

France(a)(l) — 0.1%
Electricite de France SA(c)
5.38%	EUR	400	499,801
3.38%		200	235,100
Societe Generale SA, 5.38%(b)	USD	200	210,080
TotalEnergies SE, 1.75%(c)	EUR	100	115,843

			1,060,824

Germany — 0.0%
ATF Netherlands BV, 3.75%(a)(c)(l)		200	233,962

Ireland — 0.0%
AIB Group PLC, 6.25%(a)(c)(l)		300	377,840

Italy(a)(c)(l) — 0.1%
Eni SpA, Series NC9, 2.75%		260	295,622
Poste Italiane SpA, 2.63%		100	109,297

			404,919

Japan — 0.0%
Rakuten Group, Inc., 4.25%(a)(c)(l)		200	223,829

Kuwait — 0.1%
Burgan Bank SAK, 5.75%(a)(c)(l)	USD	395	395,938

Luxembourg — 0.0%
SES SA, 2.88%(a)(c)(l)	EUR	100	113,992

Mexico(a) — 0.2%
Banco Mercantil del Norte SA, 5.88%(b)(l)	USD	760	754,775
BBVA Bancomer SA, 5.13%, 01/18/33(c)		400	410,700
Cemex SAB de CV, 5.13%(b)(l)		502	519,570

			1,685,045

Netherlands(a)(c)(l) — 0.0%
Abertis Infraestructuras Finance BV, 3.25%	EUR	100	115,978
Naturgy Finance BV, 2.37%		100	114,040

			230,018

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

South Korea — 0.0%
Heungkuk Life Insurance Co. Ltd., 4.48%(a)(c)(l)	USD	200	$201,163

Spain(a)(c)(l) — 0.1%
Banco Santander SA, 5.25%	EUR	200	238,231
Repsol International Finance BV, 3.75%		200	240,337

			478,568

Sweden — 0.0%
Heimstaden Bostad AB, 3.00%(a)(c)(l)		100	108,474

Switzerland(a)(b)(l) — 0.1%
Credit Suisse Group AG, 6.25%	USD	200	213,000
UBS Group AG, 7.00%		625	673,906

			886,906

United Kingdom(a) — 0.2%
BP Capital Markets PLC(c)(l)
3.25%	EUR	740	891,872
4.25%	GBP	146	205,276
British American Tobacco PLC(c)(l)
Series 5.25, 3.00%	EUR	430	479,969
Series NC8, 3.75%		380	423,004
British Telecommunications PLC, 4.25%, 11/23/81(b)	USD	200	200,750

			2,200,871

United States — 0.1%
Belden, Inc., 4.13%, 10/15/26(c)	EUR	200	231,771
General Motors Financial Co., Inc., Series C, 5.70%(a)(l)	USD	130	148,200
JPMorgan Chase & Co., Series HH, 4.60%(a)(l)		17	17,446
NWD Finance BVI Ltd., 4.13%(a)(c)(l)		200	196,500
Vistra Corp., 7.00%(a)(b)(l)		110	111,418

			705,335

			9,785,736

		Shares

Preferred Stocks — 0.3%

Germany — 0.1%
Porsche Automobil Holding SE, Preference Shares		2,912	274,930
Volkswagen AG, Preference Shares		1,314	263,960

			538,890

United States — 0.2%
Cash Mandatory Exchangeable Trust, 5.25%, 06/01/23(b)		290	302,386
Dream Finders Homes, Inc.(g)		1,320	1,306,800

Security		Shares	Value

United States (continued)
MNTN Digital, Inc., (Acquired 11/05/21, Cost: $138,641)(e)(g)		6,037	$138,670
Verge Genomics, (Acquired 11/05/21, Cost: $165,930)(e)(g)		31,150	165,718

			1,913,574

			2,452,464

Total Preferred Securities — 1.3% (Cost: $12,554,206)			12,238,200

		Par (000)

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities — 0.2%
FREMF Mortgage Trust
Series 2020-K104, Class B, 3.54%, 02/25/52	USD	750	788,053
Series 2020-K105, Class B, 3.53%, 03/25/53		726	757,174

			1,545,227

Mortgage-Backed Securities — 20.3%
Fannie Mae or Freddie Mac, 1.50%, 01/14/52(r)		3,380	3,263,961
Freddie Mac Mortgage-Backed Securities
5.00%, 11/01/48		40	43,448
2.00%, 10/01/51		548	546,798
Ginnie Mae
4.00%, 05/20/47		29	31,471
2.00%, 01/21/52(r)		6,101	6,156,081
Ginnie Mae Mortgage-Backed Securities(r)
4.00%, 10/20/40 - 01/20/52		1,635	1,731,753
3.50%, 01/15/42 - 01/21/52		3,424	3,582,651
5.00%, 10/20/44 - 01/21/52		319	341,672
3.00%, 02/15/45 - 08/20/50		4,407	4,559,909
4.50%, 03/15/47 - 01/21/52		804	854,250
2.50%, 01/21/52 - 02/22/52		6,147	6,292,901
Uniform Mortgage-Backed Securities
4.50%, 08/01/23 - 01/14/52(r)		2,794	3,011,935
2.50%, 09/01/27 - 07/25/51(r)		80,210	81,797,849
3.00%, 07/01/29 - 02/14/52(r)		13,030	13,576,166
3.50%, 07/01/29 - 08/01/50(r)		7,612	8,077,659
2.00%, 10/01/31 - 02/14/52(r)		47,789	47,720,274
4.00%, 09/01/33 - 01/14/52(r)		6,617	7,074,862
5.00%, 09/01/35 - 01/14/52(r)		506	558,349
1.50%, 01/19/37(r)		3,171	3,179,486
6.50%, 11/01/38		7	7,990
5.50%, 12/01/38 - 01/01/39		106	120,544

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
6.00%, 07/01/39	USD	34	$38,853
Series KW09, Class X1, 0.80%, 05/25/29(a)		14,791	732,882

			193,301,744

Total U.S. Government Sponsored Agency Securities — 20.5% (Cost: $194,837,370)			194,846,971

U.S. Treasury Obligations
U.S. Treasury Bills, 0.00%, 02/17/22		24,500	24,499,081
U.S. Treasury Bonds, 1.75%, 08/15/41(s)		4,562	4,422,614
U.S. Treasury Inflation Indexed Bonds
0.38%, 01/15/27		1,718	1,889,317
0.50%, 01/15/28		336	376,434
0.13%, 01/15/30		2,471	2,742,321
U.S. Treasury Inflation Protected Security
0.50%, 04/15/24		8,824	9,405,225
0.13%, 04/15/25 - 10/15/26		23,686	25,567,163
U.S. Treasury Notes
1.88%, 02/28/22		500	501,407
0.63%, 05/15/30		1,755	1,640,925
1.38%, 11/15/31		3,272	3,230,885

Total U.S. Treasury Obligations — 7.8% (Cost: $73,667,114)			74,275,372

		Shares

Warrants

United Kingdom — 0.0%
Genius Sports Ltd. (Expires 12/31/2028)(d)		5,890	12,899

United States — 0.0%
Altus Power, Inc. (Expires 12/31/2027)(d)		2,502	6,430
Austerlitz Acquisition Corp. (Expires 02/19/2026), Class A(d)		7,907	8,302
Cano Health, Inc. (Expires 06/03/2026)(d)		9,002	21,515
Gores Holdings VIII, Inc. Class A (Expires 12/31/2027)(d)		404	820
Latch, Inc. (Expires 06/04/2026)(d)		12,334	22,633
Offerpad Solutions, Inc. (Expires 09/01/2026)(d)		8,529	9,126
Proof Acquisition Corp. (Expires 10/01/26)(g)		10,200	10,200
Sarcos Technology and Robotics Corp. (Expires 06/15/2027), Class A(d)		28,519	57,894

			136,920

Security		Shares	Value

Venezuela — 0.0%
Venezuela Government International Bond		3,000	$3,000

Total Warrants — 0.0% (Cost: $169,255)			152,819

Total Long-Term Investments — 113.9% (Cost: $1,083,907,638)			1,084,211,328

		Par (000)

Short-Term Securities

Borrowed Bond Agreement — 0.2%
BofA Securities Inc., (0.02%), 01/03/22 (Purchased on 12/31/21 to be repurchased at $1,739,351 Collateralized by U.S. Treasury Notes, 1.50%, 02/15/30, par and fair values of $1,720,000 and $1,728,869, respectively)	USD	1,739	1,739,350

		Shares

Money Market Funds — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(q)(t)		11,170,804	11,170,804

Total Short-Term Securities — 1.4% (Cost: $12,910,154)			12,910,154

Options Purchased — 0.4% (Cost: $5,394,136)			3,981,738

Total Investments Before Borrowed Bonds and TBA Sale Commitments and Options Written — 115.7% (Cost: $1,102,211,928)			1,101,103,220

		Par (000)

Borrowed Bonds

United States — (0.2)%
U.S. Treasury Notes, 1.50%, 02/15/30	USD	(1,720)	(1,728,869)

Total Borrowed Bonds — (0.2)% (Proceeds: $(1,816,342))			(1,728,869)

TBA Sale Commitments(r)

United States — (7.5)%
Ginnie Mae Mortgage-Backed Securities
2.50%, 01/21/52		900	(921,655)
3.00%, 07/20/49		109	(112,777)
3.50%, 01/21/52		118	(122,867)

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Ginnie Mae Mortgage-Backed Securities (continued)
4.00%, 01/20/52	USD	99	$(104,250)
4.50%, 01/21/52		59	(62,314)
5.00%, 01/21/52		52	(55,441)
Uniform Mortgage-Backed Securities
1.50%, 01/14/52		43	(41,524)
2.00%, 07/25/51		21,331	(21,265,277)
2.50%, 01/18/37 - 07/25/51		43,246	(44,122,027)
3.00%, 01/19/37 - 01/13/52		1,860	(1,927,393)
3.50%, 01/19/37 - 02/25/49		191	(201,066)
4.00%, 01/14/52		1,811	(1,926,305)
4.50%, 01/14/52		25	(26,781)
5.00%, 01/14/52		59	(64,292)

Total TBA Sale Commitments — (7.5)% (Proceeds: $(70,983,325))			(70,953,969)

Options Written — (0.2)% (Premiums Received: $(3,728,033))			(2,541,279)

Total Investments, Net of Borrowed Bonds and TBA Sale Commitments and Options Written — 107.8% (Cost: $1,025,684,228)			1,025,879,103

Liabilities in Excess of Other Assets — (7.8)%			(74,386,130)

Net Assets — 100.0%			$951,492,973

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Non-income producing security.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $588,044, representing 0.1% of its net assets as of period end, and an original cost of $704,071.

(f)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Zero-coupon bond.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Rounds to less than 1,000.
(l)	Perpetual security with no stated maturity date.
(m)	Convertible security.
(n)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(o)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Affiliate of the Fund.
(r)	Represents or includes a TBA transaction.
(s)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(t)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,780,042	$5,390,762	(a)	$—	$—	$—	$11,170,804	11,170,804	$8,140	$—
iShares China Large-Cap ETF	622,162	113,852		(558,683)	(34,022)	(30,825)	112,484	3,075	2,685	—
iShares iBoxx $ High Yield Corporate Bond ETF	27,263,877	4,066,983		(31,151,486)	1,299,095	(1,278,259)	200,210	2,301	100,337	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,411,734	7,881,385		(11,928,360)	(117,363)	(109,708)	137,688	1,039	19,741	—
iShares JP Morgan USD Emerging Markets Bond ETF	2,022,745	—		—	—	(119,539)	1,903,206	17,451	74,105	—
iShares Latin America 40 ETF	428,510	—		(129,556)	3,688	(73,156)	229,486	9,782	19,436	—
iShares MSCI Brazil ETF	324,844	275,339		(217,405)	(5,277)	(123,945)	253,556	9,033	26,441	—
iShares MSCI Emerging Markets ETF	1,018,984	—		(347,384)	54,125	(83,445)	642,280	13,148	12,801	—
iShares MSCI Japan ETF(b)	—	333,578		(356,386)	22,808	—	—	—	—	—
iShares Nasdaq Biotechnology ETF.	111,951	—		(36,560)	8,615	(8,764)	75,242	493	190	—
iShares Russell 2000 ETF	93,325	—		—	—	12,561	105,886	476	995	—
iShares S&P 500 Value ETF	359,096	—		—	—	80,251	439,347	2,805	7,946	—

					$1,231,669	$(1,734,829)	$15,270,189		$272,817	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
BNP Paribas S.A.	0.55	%(b)	06/02/21	Open		$180,617	$181,107	Corporate Bonds	Open/Demand

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Bund	41	03/08/22	$7,999	$(139,649)
Euro OAT	107	03/08/22	19,875	(381,400)
10-Year Japanese Government Treasury Bonds	15	03/14/22	19,767	(54,814)
10-Year Australian Treasury Bonds	205	03/15/22	20,756	24,637
3-Year Australian Treasury Bonds	84	03/15/22	6,976	3,264
Euro Stoxx 50 Index	4	03/18/22	195	4,919
FTSE 100 Index	1	03/18/22	99	2,124
FTSE/MIB Index	3	03/18/22	464	9,174
MSCI Emerging Markets Index	2	03/18/22	123	475
Russell 2000 E-Mini Index	3	03/18/22	336	5,091
10-Year Canadian Bond	115	03/22/22	12,966	319,817
10-Year U.S. Treasury Note	102	03/22/22	13,293	(18,979)
U.S. Long Bond	125	03/22/22	19,992	262,042
Ultra U.S. Treasury Bond	69	03/22/22	13,530	15,500
Long Gilt	200	03/29/22	33,812	(128,536)
2-Year U.S. Treasury Note	1,147	03/31/22	250,198	(208,789)
5-Year U.S. Treasury Note	732	03/31/22	88,486	257,312
3-Month SONIA Index	65	12/20/22	21,757	8,404
3-Month SONIA Index	105	03/14/23	35,113	(21,518)

				(40,926)

Short Contracts
30-Year Euro Buxl Bond	104	03/08/22	24,479	1,216,156
Euro BOBL	375	03/08/22	56,885	438,553
Euro BTP	45	03/08/22	7,532	135,315
Euro-Schatz	46	03/08/22	5,867	8,925
Short Term Euro BTP	51	03/08/22	6,556	24,342
NASDAQ 100 E-Mini Index	12	03/18/22	3,917	2,199
S&P 500 E-Mini Index	60	03/18/22	14,276	(162,496)
10-Year U.S. Ultra Long Treasury Note	494	03/22/22	72,178	281,464

				1,944,458

				$1,903,532

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	426,277	TRY	5,548,000	Citibank N.A.	01/04/22	$7,186
TRY	4,545,750	USD	290,000	Citibank N.A.	01/13/22	51,010
USD	584,000	TRY	5,548,000	Bank of America N.A.	01/13/22	167,804
USD	584,000	TRY	5,548,000	Bank of America N.A.	01/13/22	167,804
USD	589,000	TRY	6,419,511	Bank of America N.A.	01/13/22	107,425
USD	583,000	TRY	5,643,772	Deutsche Bank AG	01/13/22	159,619
AUD	1,240,000	JPY	100,487,368	Royal Bank of Canada	01/18/22	28,540
AUD	1,240,000	JPY	100,487,368	Royal Bank of Canada	01/18/22	28,540

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	772,000	USD	871,339	Goldman Sachs International	01/18/22	$7,826
EUR	772,000	USD	871,339	Goldman Sachs International	01/18/22	7,826
EUR	114,000	USD	128,887	JPMorgan Chase Bank N.A.	01/18/22	938
EUR	114,000	USD	128,887	JPMorgan Chase Bank N.A.	01/18/22	938
MXN	24,768,628	USD	1,178,000	Citibank N.A.	01/18/22	28,872
MXN	24,768,628	USD	1,178,000	Citibank N.A.	01/18/22	28,872
MXN	30,454,974	USD	1,452,000	HSBC Bank USA N.A.	01/18/22	31,944
MXN	18,346,047	USD	871,000	UBS AG	01/18/22	22,926
NOK	8,056,823	EUR	781,000	Goldman Sachs International	01/18/22	25,218
NOK	8,056,823	EUR	781,000	Goldman Sachs International	01/18/22	25,218
PLN	10,494,861	EUR	2,274,865	Bank of America N.A.	01/18/22	11,801
PLN	10,494,861	EUR	2,274,865	Bank of America N.A.	01/18/22	11,801
TRY	6,750,500	USD	422,943	UBS AG	01/18/22	81,119
USD	884,000	COP	3,469,258,000	Citibank N.A.	01/18/22	32,163
USD	884,000	COP	3,469,258,000	Citibank N.A.	01/18/22	32,163
USD	887,000	COP	3,525,825,000	Citibank N.A.	01/18/22	21,274
USD	885,000	TRY	9,082,313	Citibank N.A.	01/18/22	206,821
USD	143,000	ZAR	2,282,151	Barclays Bank PLC	01/18/22	64
USD	337,000	ZAR	5,378,217	Barclays Bank PLC	01/18/22	151
USD	1,754,000	ZAR	27,990,876	Barclays Bank PLC	01/18/22	871
USD	1,754,000	ZAR	27,990,876	Barclays Bank PLC	01/18/22	871
ZAR	21,184,650	USD	1,315,000	Bank of America N.A.	01/18/22	11,840
ZAR	9,400,121	USD	588,000	BNP Paribas SA	01/18/22	750
ZAR	9,400,121	USD	588,000	BNP Paribas SA	01/18/22	750
ZAR	14,049,177	USD	878,000	Citibank N.A.	01/18/22	1,930
CLP	504,136,000	USD	580,000	Citibank N.A.	01/19/22	10,564
CLP	740,267,000	USD	865,000	Citibank N.A.	01/19/22	2,177
CLP	740,267,000	USD	865,000	Citibank N.A.	01/19/22	2,177
USD	589,000	CLP	502,593,700	Bank of America N.A.	01/19/22	243
USD	589,000	CLP	485,365,450	Goldman Sachs International	01/19/22	20,424
USD	791,574	EUR	680,886	State Street Bank and Trust Co.	01/20/22	16,139
BRL	5,002,290	USD	873,000	Deutsche Bank AG	02/02/22	18,969
BRL	5,002,290	USD	873,000	Deutsche Bank AG	02/02/22	18,969
THB	29,825,464	USD	887,000	Australia and New Zealand Bank Group	03/15/22	5,592
AUD	1,900,000	JPY	153,916,492	State Street Bank and Trust Co.	03/16/22	43,766
AUD	5,500,000	USD	3,966,484	Morgan Stanley & Co. International PLC	03/16/22	35,734
AUD	6,566,000	USD	4,694,663	Morgan Stanley & Co. International PLC	03/16/22	83,259
AUD	6,000,000	USD	4,271,652	Northern Trust Co.	03/16/22	94,404
BRL	640,000	USD	110,373	Bank of America N.A.	03/16/22	2,526
BRL	19,000,000	USD	3,337,725	Deutsche Bank AG	03/16/22	13,985
BRL	21,090,000	USD	3,700,499	UBS AG	03/16/22	19,899
CAD	20,393,114	USD	16,050,000	Morgan Stanley & Co. International PLC	03/16/22	69,306
CAD	432,013	USD	340,000	Natwest Markets PLC	03/16/22	1,475
CAD	3,600,000	USD	2,833,251	Natwest Markets PLC	03/16/22	12,293
CHF	46,127	USD	50,000	Morgan Stanley & Co. International PLC	03/16/22	716
CNH	37,765,000	USD	5,901,242	Deutsche Bank AG	03/16/22	12,597
CNH	15,477,229	USD	2,411,482	Natwest Markets PLC	03/16/22	12,187
CNY	30,290	JPY	534,673	State Street Bank and Trust Co.	03/16/22	86
CNY	224,245,000	USD	35,000,000	State Street Bank and Trust Co.	03/16/22	69,241
CZK	12,007,150	USD	530,000	Morgan Stanley & Co. International PLC	03/16/22	15,789
EUR	29,331,460	USD	33,196,701	Banco Santander SA	03/16/22	246,209
EUR	160,000	USD	180,764	Bank of America N.A.	03/16/22	1,664
EUR	160,000	USD	181,195	Barclays Bank PLC	03/16/22	1,232
EUR	160,000	USD	181,094	Barclays Bank PLC	03/16/22	1,333
EUR	9,894,301	USD	11,193,492	BNP Paribas SA	03/16/22	87,713
EUR	15,000,000	USD	16,988,775	BNP Paribas SA	03/16/22	113,805
EUR	6,409,925	USD	7,223,761	Citibank N.A.	03/16/22	84,656
EUR	530,000	USD	601,131	Goldman Sachs International	03/16/22	3,160
EUR	530,000	USD	598,852	Morgan Stanley & Co. International PLC	03/16/22	5,439
EUR	540,000	USD	612,085	Morgan Stanley & Co. International PLC	03/16/22	3,608
EUR	600,000	USD	679,159	Royal Bank of Canada	03/16/22	4,944
EUR	50,000,000	USD	56,604,150	UBS AG	03/16/22	404,451

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	5,418,948	EUR	6,322,998	State Street Bank and Trust Co.	03/16/22	$123,283
GBP	180,000	USD	238,855	Barclays Bank PLC	03/16/22	4,710
GBP	190,000	USD	252,477	Deutsche Bank AG	03/16/22	4,619
GBP	90,000	USD	121,216	HSBC Bank USA N.A.	03/16/22	567
GBP	5,000,000	USD	6,670,749	Morgan Stanley & Co. International PLC	03/16/22	94,945
GBP	90,000	USD	120,732	State Street Bank and Trust Co.	03/16/22	1,050
IDR	659,990,000	USD	45,423	Bank of America N.A.	03/16/22	623
IDR	17,010,000,000	USD	1,173,913	Barclays Bank PLC	03/16/22	12,829
INR	3,400,000	USD	44,611	Citibank N.A.	03/16/22	638
MXN	230,000	USD	10,827	Natwest Markets PLC	03/16/22	266
MXN	39,230,000	USD	1,835,529	Natwest Markets PLC	03/16/22	56,406
MXN	68,341,318	USD	3,200,000	Northern Trust Co.	03/16/22	95,879
MYR	2,327,325	USD	550,000	Morgan Stanley & Co. International PLC	03/16/22	8,032
NOK	13,174,696	CAD	1,854,366	Bank of America N.A.	03/16/22	28,282
NOK	2,100,000	USD	233,685	Goldman Sachs International	03/16/22	4,458
NOK	20,759,634	USD	2,300,000	Natwest Markets PLC	03/16/22	54,167
PLN	3,980,829	USD	970,000	Nomura International PLC	03/16/22	12,725
SEK	830,000	USD	91,199	JPMorgan Chase Bank N.A.	03/16/22	708
SEK	1,050,000	USD	115,669	JPMorgan Chase Bank N.A.	03/16/22	598
SEK	1,050,000	USD	115,140	JPMorgan Chase Bank N.A.	03/16/22	1,128
SGD	2,458,017	USD	1,800,000	Citibank N.A.	03/16/22	23,312
THB	71,700,000	USD	2,141,417	Citibank N.A.	03/16/22	4,363
TRY	321,131	USD	22,000	Citibank N.A.	03/16/22	812
USD	57,726	HKD	450,000	BNP Paribas SA	03/16/22	8
USD	4,900,000	JPY	557,335,800	Morgan Stanley & Co. International PLC	03/16/22	52,101
USD	4,614,039	JPY	522,760,000	Royal Bank of Canada	03/16/22	66,893
USD	721,119	PHP	36,595,000	Deutsche Bank AG	03/16/22	13,180
USD	1,467,318	PHP	74,305,000	Deutsche Bank AG	03/16/22	29,869
USD	762,815	RUB	57,389,471	Citibank N.A.	03/16/22	6,163
USD	1,000,000	ZAR	16,069,162	Bank of America N.A.	03/16/22	1,734
ZAR	59,000,000	USD	3,650,437	Morgan Stanley & Co. International PLC	03/16/22	14,824

						3,572,778

TRY	5,548,000	USD	426,277	Goldman Sachs International	01/04/22	(7,186)
USD	427,247	TRY	6,750,500	UBS AG	01/04/22	(82,681)
KZT	54,942,180	USD	126,330	Citibank N.A.	01/10/22	(670)
TRY	3,295,740	USD	294,000	Citibank N.A.	01/13/22	(46,762)
TRY	5,548,000	USD	424,386	Citibank N.A.	01/13/22	(8,190)
TRY	11,319,900	USD	967,141	Citibank N.A.	01/13/22	(117,952)
USD	146,892	IDR	2,108,486,217	Barclays Bank PLC	01/14/22	(1,200)
USD	151,589	IDR	2,179,090,384	BNP Paribas SA	01/14/22	(1,462)
USD	276,378	IDR	3,947,227,284	BNP Paribas SA	01/14/22	(860)
USD	195,966	IDR	2,811,129,812	UBS AG	01/14/22	(1,477)
COP	1,762,035,000	USD	442,500	Barclays Bank PLC	01/18/22	(9,853)
COP	1,762,035,000	USD	442,500	Barclays Bank PLC	01/18/22	(9,853)
COP	1,762,477,500	USD	442,500	UBS AG	01/18/22	(9,744)
COP	1,762,477,500	USD	442,500	UBS AG	01/18/22	(9,744)
EUR	295,000	PLN	1,360,953	Bank of America N.A.	01/18/22	(1,530)
EUR	295,000	PLN	1,360,953	Bank of America N.A.	01/18/22	(1,530)
EUR	2,032,000	PLN	9,453,992	Bank of America N.A.	01/18/22	(30,271)
EUR	2,032,000	PLN	9,453,992	Bank of America N.A.	01/18/22	(30,271)
JPY	100,099,000	AUD	1,240,000	Goldman Sachs International	01/18/22	(31,916)
JPY	100,099,000	AUD	1,240,000	Goldman Sachs International	01/18/22	(31,916)
JPY	98,442,046	AUD	1,214,000	Morgan Stanley & Co. International PLC	01/18/22	(27,405)
JPY	98,442,046	AUD	1,214,000	Morgan Stanley & Co. International PLC	01/18/22	(27,405)
RUB	62,490,715	USD	840,200	UBS AG	01/18/22	(8,458)
USD	2,333,895	EUR	2,064,000	Banco Santander SA	01/18/22	(16,621)
USD	2,333,915	EUR	2,064,000	Banco Santander SA	01/18/22	(16,600)
USD	869,000	MXN	18,130,085	Deutsche Bank AG	01/18/22	(14,403)
USD	871,000	MXN	18,253,373	Deutsche Bank AG	01/18/22	(18,411)
USD	1,179,000	MXN	24,891,048	Goldman Sachs International	01/18/22	(33,837)
USD	1,179,000	MXN	24,891,048	Goldman Sachs International	01/18/22	(33,837)

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	907,000	MXN	19,120,941	Natwest Markets PLC	01/18/22	$(24,684)
USD	1,196,000	MXN	25,213,505	Natwest Markets PLC	01/18/22	(32,549)
USD	884,000	ZAR	14,172,164	Bank of America N.A.	01/18/22	(3,633)
USD	1,536,000	ZAR	24,578,058	Citibank N.A.	01/18/22	(3,376)
ZAR	14,054,330	USD	885,000	Goldman Sachs International	01/18/22	(4,747)
CLP	488,940,000	USD	580,000	BNP Paribas SA	01/19/22	(7,237)
USD	581,000	CLP	501,403,000	Citibank N.A.	01/19/22	(6,363)
EUR	268,884	USD	306,703	Bank of America N.A.	01/20/22	(481)
USD	26,333,972	CNH	169,347,190	Citibank N.A.	02/24/22	(219,040)
USD	800,012	MXN	16,949,455	HSBC Bank USA N.A.	02/24/22	(20,467)
CNH	10,453	AUD	2,278	Natwest Markets PLC	03/16/22	(21)
EUR	1,843,672	AUD	2,918,575	Royal Bank of Canada	03/16/22	(21,674)
JPY	233,991,534	AUD	2,888,467	Bank of America N.A.	03/16/22	(66,529)
JPY	324,035,600	AUD	4,000,000	Bank of America N.A.	03/16/22	(92,131)
JPY	2,714,584,703	EUR	21,166,501	Natwest Markets PLC	03/16/22	(521,060)
JPY	4,177,193,682	USD	36,869,050	Morgan Stanley & Co. International PLC	03/16/22	(534,382)
KRW	410,000,000	USD	347,517	Citibank N.A.	03/16/22	(3,321)
KRW	707,610,000	USD	600,000	Toronto-Dominion Bank	03/16/22	(5,960)
PHP	24,865,000	USD	496,952	Barclays Bank PLC	03/16/22	(15,932)
PHP	24,865,000	USD	496,119	BNP Paribas SA	03/16/22	(15,099)
PHP	24,870,000	USD	496,407	Deutsche Bank AG	03/16/22	(15,291)
RUB	6,810,000	USD	90,406	Bank of America N.A.	03/16/22	(619)
USD	2,790,000	AUD	3,902,157	Bank of America N.A.	03/16/22	(49,507)
USD	9,613,835	BRL	54,805,000	BNP Paribas SA	03/16/22	(54,084)
USD	1,000,000	BRL	5,790,640	Citibank N.A.	03/16/22	(21,502)
USD	928,070	BRL	5,290,000	Goldman Sachs International	03/16/22	(5,116)
USD	1,529,655	BRL	8,719,187	Goldman Sachs International	03/16/22	(8,460)
USD	3,670,000	CHF	3,379,387	JPMorgan Chase Bank N.A.	03/16/22	(45,626)
USD	16,173,797	CNH	103,800,000	Australia and New Zealand Bank Group	03/16/22	(80,844)
USD	31,367,523	CNH	201,316,010	Australia and New Zealand Bank Group	03/16/22	(157,712)
USD	3,016,954	CNH	19,307,000	Deutsche Bank AG	03/16/22	(6,440)
USD	181,431	EUR	160,000	Bank of America N.A.	03/16/22	(996)
USD	182,418	EUR	160,000	Bank of America N.A.	03/16/22	(9)
USD	4,996,798	EUR	4,400,000	Bank of America N.A.	03/16/22	(19,959)
USD	10,213,237	EUR	9,000,000	Bank of America N.A.	03/16/22	(48,311)
USD	181,589	EUR	160,000	Barclays Bank PLC	03/16/22	(839)
USD	5,806,753	EUR	5,121,677	Citibank N.A.	03/16/22	(32,840)
USD	181,663	EUR	160,000	Commonwealth Bank of Australia	03/16/22	(765)
USD	181,618	EUR	160,000	HSBC Bank USA N.A.	03/16/22	(810)
USD	181,842	EUR	160,000	JPMorgan Chase Bank N.A.	03/16/22	(585)
USD	181,878	EUR	160,000	JPMorgan Chase Bank N.A.	03/16/22	(549)
USD	182,147	EUR	160,000	JPMorgan Chase Bank N.A.	03/16/22	(281)
USD	2,267,642	EUR	2,000,000	JPMorgan Chase Bank N.A.	03/16/22	(12,702)
USD	62,216,385	EUR	55,000,000	Morgan Stanley & Co. International PLC	03/16/22	(493,076)
USD	4,650,000	EUR	4,107,850	Natwest Markets PLC	03/16/22	(33,656)
USD	28,313,525	EUR	25,000,000	Natwest Markets PLC	03/16/22	(190,775)
USD	56,573,575	EUR	50,000,000	State Street Bank and Trust Co.	03/16/22	(435,026)
USD	251,821	GBP	190,000	Deutsche Bank AG	03/16/22	(5,275)
USD	16,979	GBP	12,729	Goldman Sachs International	03/16/22	(245)
USD	238,356	GBP	180,000	JPMorgan Chase Bank N.A.	03/16/22	(5,208)
USD	223,122	GBP	167,271	Morgan Stanley & Co. International PLC	03/16/22	(3,218)
USD	18,861,244	GBP	14,279,864	Natwest Markets PLC	03/16/22	(461,393)
USD	409,139	IDR	5,928,428,798	Barclays Bank PLC	03/16/22	(4,471)
USD	3,855,000	IDR	55,963,035,000	Barclays Bank PLC	03/16/22	(49,392)
USD	270,000	INR	20,610,774	UBS AG	03/16/22	(4,295)
USD	2,000,000	MXN	42,152,824	Natwest Markets PLC	03/16/22	(32,893)
USD	2,787,440	MXN	59,565,000	Natwest Markets PLC	03/16/22	(85,186)
USD	9,851,920	MXN	210,527,166	Natwest Markets PLC	03/16/22	(301,118)
USD	90,193	NOK	800,000	JPMorgan Chase Bank N.A.	03/16/22	(528)
USD	116,567	NOK	1,050,000	JPMorgan Chase Bank N.A.	03/16/22	(2,504)
USD	116,653	NOK	1,050,000	JPMorgan Chase Bank N.A.	03/16/22	(2,418)
USD	48,770	PLN	200,000	Morgan Stanley & Co. International PLC	03/16/22	(603)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	231,799	SEK	2,100,000	Bank of America N.A.	03/16/22	$(737)
USD	110,265	SEK	1,000,000	Societe Generale	03/16/22	(466)
USD	310,000	SEK	2,811,254	Societe Generale	03/16/22	(1,294)
USD	468,161	THB	15,770,000	Bank of America N.A.	03/16/22	(3,791)
USD	467,042	THB	15,765,000	Deutsche Bank AG	03/16/22	(4,760)
USD	467,665	THB	15,765,000	HSBC Bank USA N.A.	03/16/22	(4,137)
USD	3,094,435	ZAR	50,000,000	Citibank N.A.	03/16/22	(11,719)
USD	6,700,000	ZAR	108,258,835	Citibank N.A.	03/16/22	(25,372)

						(4,958,134)

						$(1,385,356)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	194	01/07/22	USD	472.00	USD	9,214	$97,873
SPDR S&P 500 ETF Trust	194	01/14/22	USD	475.00	USD	9,214	89,919
Alcoa Corp.	44	01/21/22	USD	50.00	USD	262	44,660
Alcoa Corp.	33	01/21/22	USD	55.00	USD	197	20,130
Barclays PLC	71	01/21/22	GBP	2.05	GBP	133	2,403
BP PLC	88	01/21/22	USD	32.00	USD	234	132
BP PLC	77	01/21/22	USD	27.00	USD	205	3,542
CF Industries Holdings, Inc.	26	01/21/22	USD	65.00	USD	184	16,380
Comcast Corp., Class A	48	01/21/22	USD	55.00	USD	242	312
Comcast Corp., Class A	31	01/21/22	USD	57.50	USD	156	62
D.R. Horton, Inc.	33	01/21/22	USD	105.00	USD	358	16,087
Daimler AG	13	01/21/22	EUR	95.00	EUR	88	126
Deere & Co.	6	01/21/22	USD	380.00	USD	206	201
Devon Energy Corp.	348	01/21/22	USD	40.00	USD	1,533	161,820
Devon Energy Corp.	20	01/21/22	USD	44.00	USD	88	3,830
Devon Energy Corp.	55	01/21/22	USD	46.00	USD	242	6,050
Diamondback Energy, Inc.	40	01/21/22	USD	115.00	USD	431	7,900
Dick’s Sporting Goods, Inc.	41	01/21/22	USD	140.00	USD	471	2,153
Energy Transfer LP	160	01/21/22	USD	10.00	USD	132	400
Exxon Mobil Corp.	31	01/21/22	USD	62.50	USD	190	2,356
FedEx Corp.	9	01/21/22	USD	280.00	USD	233	410
Ford Motor Co.	177	01/21/22	USD	22.00	USD	368	6,283
Freeport-McMoRan, Inc.	135	01/21/22	USD	41.00	USD	563	25,110
Generac Holdings, Inc.	2	01/21/22	USD	440.00	USD	70	95
General Motors Co.	44	01/21/22	USD	65.00	USD	258	1,254
Hilton Worldwide Holdings, Inc.	15	01/21/22	USD	140.00	USD	234	23,550
iShares MSCI Emerging Markets ETF	329	01/21/22	USD	54.00	USD	1,607	494
Lloyds Banking Group PLC	649	01/21/22	GBP	0.52	GBP	310	2,196
O’Reilly Automotive, Inc.	3	01/21/22	USD	660.00	USD	212	14,790
Ovintiv, Inc.	101	01/21/22	USD	38.00	USD	340	4,040
Pandora A/S	6	01/21/22	DKK	964.81	DKK	494	138
Pandora A/S	13	01/21/22	DKK	875.29	DKK	1,071	816
Pandora A/S	10	01/21/22	DKK	934.97	DKK	824	230
Royal Dutch Shell PLC, Class A	194	01/21/22	EUR	22.00	EUR	375	331
salesforce.com, Inc.	11	01/21/22	USD	290.00	USD	280	259
Societe Generale SA	75	01/21/22	EUR	30.00	EUR	227	6,703
SPDR S&P 500 ETF Trust	244	01/21/22	USD	470.00	USD	11,589	225,700
SPDR S&P 500 ETF Trust	198	01/21/22	USD	468.00	USD	9,404	214,533
SPDR S&P Biotech ETF	77	01/21/22	USD	135.00	USD	862	924
SPDR S&P Biotech ETF	65	01/21/22	USD	134.00	USD	728	683
Uber Technologies, Inc.	179	01/21/22	USD	50.00	USD	751	2,953
ARK Innovation ETF	75	02/18/22	USD	97.00	USD	709	33,375
Ford Motor Co.	215	02/18/22	USD	22.00	USD	447	19,350
Generac Holdings, Inc.	2	02/18/22	USD	390.00	USD	70	1,810

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
iShares China Large-Cap ETF	561	02/18/22	USD	44.00	USD	2,052	$3,085
iShares China Large-Cap ETF	324	02/18/22	USD	39.00	USD	1,185	15,390

							1,080,838

Put
SPX Volatility Index	218	01/19/22	USD	22.00	USD	375	81,750
iShares iBoxx $ High Yield Corporate Bond ETF	1,028	01/21/22	USD	84.00	USD	8,945	8,224
iShares iBoxx $ High Yield Corporate Bond ETF	514	01/21/22	USD	82.00	USD	4,472	2,056
10-Year U.S. Treasury Note Future	485	02/18/22	USD	129.50	USD	63,277	265,234

							357,264

							$1,438,102

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	One Touch	Goldman Sachs International	—	02/07/22	RUB	69.00	RUB	69.00	USD	410	$5,593
USD Currency	One Touch	Citibank N.A.	—	02/21/22	RUB	68.00	RUB	68.00	USD	590	7,236
USD Currency	One Touch	Citibank N.A.	—	02/28/22	RUB	70.00	RUB	70.00	USD	470	27,574
EUR Currency	One Touch	Bank of America N.A.	—	03/01/22	PLN	4.50	PLN	4.50	EUR	362	48,440
USD Currency	One Touch	Morgan Stanley & Co. International PLC	—	03/15/22	RUB	68.00	RUB	68.00	USD	354	8,435
EUR Currency	One Touch	Bank of America N.A.	—	03/17/22	HUF	355.00	HUF	355.00	EUR	308	24,825
USD Currency	One Touch	Bank of America N.A.	—	04/18/22	RUB	66.00	RUB	66.00	USD	443	300

											$122,403

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Bank of America N.A.	—	01/03/22	TRY	10.50	USD	1,761	$368,912
USD Currency	Bank of America N.A.	—	01/03/22	TRY	10.00	USD	2,348	580,045
USD Currency	HSBC Bank USA N.A.	—	01/14/22	MXN	21.00	USD	4,851	13,306
AUD Currency	UBS AG	—	01/21/22	JPY	83.50	AUD	5,670	41,949

								1,004,212

Put
EUR Currency	Deutsche Bank AG	—	01/06/22	USD	1.12	EUR	133,015	26,350
USD Currency	Morgan Stanley & Co. International PLC	—	01/06/22	CLP	815.00	USD	3,528	275
USD Currency	Citibank N.A.	—	01/14/22	RUB	72.00	USD	4,720	1,973
USD Currency	Barclays Bank PLC	—	01/18/22	BRL	5.68	USD	2,904	68,430
S&P 500 Index	Citibank N.A.	260	01/21/22	USD	4,571.55	USD	1,239	4,135
USD Currency	JPMorgan Chase Bank N.A.	—	01/21/22	TRY	11.00	USD	871	13,996
USD Currency	Bank of America N.A.	—	02/10/22	CLP	850.00	USD	1,178	20,124
EUR Currency	Morgan Stanley & Co. International PLC	—	03/01/22	USD	1.12	EUR	6,470	23,476

								158,759

								$1,162,971

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
Call
30-Year Interest Rate Swap, 04/16/52	3-Month LIBOR, 0.21%	Quarterly	1.50%	Semi-Annual	Morgan Stanley & Co. International PLC	04/14/22	1.50%	USD 18,728	$331,796

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
Call (continued)
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.21%	Quarterly	1.60%	Semi-Annual	Goldman Sachs International	04/20/22	1.60%	USD 4,715	$123,148
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.21%	Quarterly	1.60%	Semi-Annual	Goldman Sachs International	04/20/22	1.60	USD 4,714	123,125
10-Year Interest Rate Swap, 04/23/32	3-Month LIBOR, 0.21%	Quarterly	1.30%	Semi-Annual	Morgan Stanley & Co. International PLC	04/21/22	1.30	USD 10,217	53,247
30-Year Interest Rate Swap, 07/07/52	3-Month LIBOR, 0.21%	Quarterly	1.52%	Semi-Annual	Citibank N.A.	07/05/22	1.52	USD 10,355	297,951
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 0.21%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55	USD 2,175	67,997
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 0.21%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55	USD 2,175	67,997
1-Year Interest Rate Swap, 03/18/24	3-Month LIBOR, 0.21%	Quarterly	0.80%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.80	USD 123,605	101,639

									1,166,900

Put
30-Year Interest Rate Swap, 01/21/52	1.96%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	01/19/22	1.96	USD 9,852	16,806
10-Year Interest Rate Swap, 06/10/32	0.45%	Annual	6-Month EURIBOR, (0.55%)	Semi-Annual	Goldman Sachs International	06/08/22	0.45	EUR 2,485	37,278
10-Year Interest Rate Swap, 06/10/32	0.45%	Annual	6-Month EURIBOR, (0.55%)	Semi-Annual	Goldman Sachs International	06/08/22	0.45	EUR 2,485	37,278

									91,362

									$1,258,262

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	130	01/07/22	USD	480.00	USD	6,174	$(10,920)
BP PLC	77	01/21/22	USD	30.00	USD	205	(270)
Daimler AG	13	01/21/22	EUR	104.00	EUR	88	(178)
Devon Energy Corp.	348	01/21/22	USD	50.00	USD	1,533	(10,962)
Devon Energy Corp.	55	01/21/22	USD	55.00	USD	242	(385)
Diamondback Energy, Inc.	40	01/21/22	USD	140.00	USD	431	(600)
Exxon Mobil Corp.	31	01/21/22	USD	70.00	USD	190	(109)
Freeport-McMoRan, Inc.	135	01/21/22	USD	49.00	USD	563	(810)
iShares MSCI Emerging Markets ETF	329	01/21/22	USD	57.00	USD	1,607	(987)
Ovintiv, Inc.	101	01/21/22	USD	50.00	USD	340	(505)
SPDR S&P 500 ETF Trust	76	01/21/22	USD	488.00	USD	3,610	(5,890)
Uber Technologies, Inc.	146	01/21/22	USD	60.00	USD	612	(219)
ARK Innovation ETF	75	02/18/22	USD	108.00	USD	709	(9,562)
Ford Motor Co.	215	02/18/22	USD	27.00	USD	447	(3,225)
iShares China Large-Cap ETF	561	02/18/22	USD	48.00	USD	2,052	(5,610)
iShares China Large-Cap ETF	324	02/18/22	USD	42.00	USD	1,185	(3,564)

							(53,796)

Put
SPX Volatility Index	328	01/19/22	USD	18.00	USD	565	(26,240)
10-Year U.S. Treasury Note Future	615	01/21/22	USD	128.50	USD	80,238	(48,047)
Alcoa Corp.	77	01/21/22	USD	40.00	USD	459	(500)
Barclays PLC	71	01/21/22	GBP	1.70	GBP	133	(1,321)
CF Industries Holdings, Inc.	26	01/21/22	USD	52.50	USD	184	(1,300)
Comcast Corp., Class A	79	01/21/22	USD	50.00	USD	398	(7,742)
D.R. Horton, Inc.	33	01/21/22	USD	90.00	USD	358	(528)
Deere & Co.	6	01/21/22	USD	320.00	USD	206	(945)
Devon Energy Corp.	20	01/21/22	USD	35.00	USD	88	(270)

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Dick’s Sporting Goods, Inc.	28	01/21/22	USD	100.00	USD	322	$(1,820)
Dick’s Sporting Goods, Inc.	13	01/21/22	USD	110.00	USD	149	(2,925)
Energy Transfer LP	160	01/21/22	USD	8.00	USD	132	(2,240)
FedEx Corp.	9	01/21/22	USD	220.00	USD	233	(104)
Generac Holdings, Inc.	2	01/21/22	USD	360.00	USD	70	(3,430)
iShares iBoxx $ High Yield Corporate Bond ETF	1,028	01/21/22	USD	80.00	USD	8,945	(3,084)
iShares iBoxx $ High Yield Corporate Bond ETF	514	01/21/22	USD	78.00	USD	4,472	(1,542)
Lloyds Banking Group PLC	649	01/21/22	GBP	0.44	GBP	310	(2,196)
O’Reilly Automotive, Inc.	3	01/21/22	USD	560.00	USD	212	(1,230)
Pandora A/S	6	01/21/22	DKK	835.50	DKK	494	(2,825)
Pandora A/S	13	01/21/22	DKK	755.93	DKK	1,071	(1,214)
Pandora A/S	10	01/21/22	DKK	775.82	DKK	824	(1,420)
Royal Dutch Shell PLC, Class A	194	01/21/22	EUR	19.00	EUR	375	(6,074)
salesforce.com, Inc.	9	01/21/22	USD	240.00	USD	229	(1,498)
Societe Generale SA	75	01/21/22	EUR	27.00	EUR	227	(811)
Uber Technologies, Inc.	33	01/21/22	USD	40.00	USD	138	(3,267)
10-Year U.S. Treasury Note Future	727	02/18/22	USD	127.50	USD	94,851	(113,594)
Generac Holdings, Inc.	2	02/18/22	USD	300.00	USD	70	(1,260)
BP PLC	88	04/14/22	USD	24.00	USD	234	(6,468)

							(243,895)

							$(297,691)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Barrier Price/Range	Notional Amount (000)	Value
Put
S&P 500 Index	Down-and-in	Citibank N.A.	260	01/21/22	USD 4,114.39	USD 3,657.24	USD 1,070	$(257)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Bank of America N.A.	01/03/22	TRY	10.50	USD	3,522	$(737,824)
USD Currency	Bank of America N.A.	01/03/22	TRY	10.00	USD	1,174	(290,023)
USD Currency	HSBC Bank USA N.A.	01/14/22	MXN	21.60	USD	4,851	(2,988)
AUD Currency	UBS AG	01/21/22	JPY	85.00	AUD	8,102	(18,067)
USD Currency	Goldman Sachs International	01/21/22	RUB	76.00	USD	2,354	(21,061)
USD Currency	Morgan Stanley & Co. International PLC	02/08/22	CLP	850.00	USD	886	(21,750)
USD Currency	Bank of America N.A.	02/10/22	CLP	875.00	USD	883	(12,022)

							(1,103,735)

Put
EUR Currency	Deutsche Bank AG	01/06/22	USD	1.11	EUR	66,515	(303)
USD Currency	Morgan Stanley & Co. International PLC	01/06/22	CLP	780.00	USD	7,058	(7)
USD Currency	Citibank N.A.	01/14/22	RUB	70.50	USD	7,080	(418)
USD Currency	Barclays Bank PLC	01/18/22	BRL	5.49	USD	2,904	(18,222)
USD Currency	Bank of America N.A.	02/10/22	CLP	820.00	USD	1,766	(9,111)

							(28,061)

							$(1,131,796)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
1-Year Interest Rate Swap, 03/18/24	0.40%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.40%	USD	123,604	$(37,408)
1-Year Interest Rate Swap, 03/18/24	0.60%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.60	USD	123,604	(61,588)

										(98,996)

Put
5-Year Interest Rate Swap, 01/07/27	3-Month LIBOR, 0.21%	Quarterly	1.39%	Semi-Annual	Citibank N.A.	01/05/22	1.39	USD	40,270	(49,208)
5-Year Interest Rate Swap, 01/08/27	3-Month LIBOR, 0.21%	Quarterly	1.42%	Semi-Annual	Deutsche Bank AG	01/06/22	1.42	USD	8,158	(7,524)
5-Year Interest Rate Swap, 01/08/27	3-Month LIBOR, 0.21%	Quarterly	1.42%	Semi-Annual	Deutsche Bank AG	01/06/22	1.42	USD	8,158	(7,524)
5-Year Interest Rate Swap, 01/14/27	3-Month LIBOR, 0.21%	Quarterly	1.47%	Semi-Annual	Morgan Stanley & Co. International PLC	01/12/22	1.47	USD	5,755	(5,716)
10-Year Interest Rate Swap, 01/28/32	3-Month LIBOR, 0.21%	Quarterly	1.76%	Semi-Annual	Goldman Sachs International	01/26/22	1.76	USD	11,049	(25,056)
10-Year Interest Rate Swap, 01/28/32	3-Month LIBOR, 0.21%	Quarterly	1.76%	Semi-Annual	Goldman Sachs International	01/26/22	1.76	USD	22,098	(50,112)
5-Year Interest Rate Swap, 02/09/27	3-Month LIBOR, 0.21%	Quarterly	1.63%	Semi-Annual	Goldman Sachs International	02/07/22	1.63	USD	54,116	(72,436)
2-Year Interest Rate Swap, 03/18/24	1-Day SOFR, 0.05%	Annually	1.08%	Semi-Annual	Goldman Sachs International	03/16/22	1.08	USD	107,840	(149,347)
10-Year Interest Rate Swap, 06/10/32	6-Month EURIBOR, (0.55%)	Semi-Annual	0.75%	Annual	Goldman Sachs International	06/08/22	0.75	EUR	2,485	(16,697)
10-Year Interest Rate Swap, 06/10/32	6-Month EURIBOR, (0.55%)	Semi-Annual	0.75%	Annual	Goldman Sachs International	06/08/22	0.75	EUR	2,485	(16,697)
5-Year Interest Rate Swap, 06/17/31	3-Month LIBOR, 0.21%	Quarterly	3.04%	Semi-Annual	Barclays Bank PLC	06/15/26	3.04	USD	18,060	(208,933)
5-Year Interest Rate Swap, 06/17/31	3-Month LIBOR, 0.21%	Quarterly	3.04%	Semi-Annual	Barclays Bank PLC	06/15/26	3.04	USD	18,066	(208,997)
5-Year Interest Rate Swap, 07/02/31	3-Month LIBOR, 0.21%	Quarterly	3.04%	Semi-Annual	Morgan Stanley & Co. International PLC	06/30/26	3.04	USD	16,677	(194,292)

										(1,012,539)

										$(1,111,535)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.XO.34.V2	5.00%	Quarterly	12/20/25	EUR 533	$(72,967)	$(57,486)	$(15,481)
CDX.NA.HY.36.V1	5.00	Quarterly	06/20/26	USD 15,000	(1,390,336)	(1,245,518)	(144,818)
CDX.NA.IG.36.V1	1.00	Quarterly	06/20/26	USD 6,000	(148,867)	(134,775)	(14,092)
CDX.NA.IG.37.V1	1.00	Quarterly	12/20/26	USD 1,020	(25,301)	(22,421)	(2,880)

					$(1,637,471)	$(1,460,200)	$(177,271)

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.XO.35.V1	5.00%	Quarterly	06/20/26	B-	EUR 1,889		$246,210	$251,418	$(5,208)

(a) Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.

(b) The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
5.20%	Monthly	UK Retail Price Index All Items	Monthly	10/15/23	GBP	2,590	$13,542	$21	$13,521
3.51%	Monthly	UK Retail Price Index All Items	Monthly	12/15/24	GBP	550	32,292	26	32,266
3.14%	Monthly	UK Retail Price Index All Items	Monthly	05/15/25	GBP	320	31,235	14	31,221
3.43%	Monthly	UK Retail Price Index All Items	Monthly	11/15/25	GBP	2,680	279,779	129	279,650
UK Retail Price Index All Items	Monthly	4.57%	Monthly	10/15/26	GBP	1,900	(17,003)	31	(17,034)
UK Retail Price Index All Items	Monthly	3.58%	Monthly	12/15/29	GBP	550	(57,714)	30	(57,744)
UK Retail Price Index All Items	Monthly	3.35%	Monthly	05/15/30	GBP	320	(50,341)	16	(50,357)
UK Retail Price Index All Items	Monthly	3.51%	Monthly	11/15/30	GBP	2,680	(421,463)	146	(421,609)
UK Retail Price Index All Items	Monthly	3.54%	Monthly	12/15/30	GBP	530	(82,935)	29	(82,964)
US CPI Urban Consumers NAS	Monthly	2.45%	Monthly	03/18/31	USD	240	(17,867)	5	(17,872)
US CPI Urban Consumers NAS	Monthly	2.67%	Monthly	05/14/31	USD	720	(33,634)	15	(33,649)
UK Retail Price Index All Items	Monthly	3.74%	Monthly	05/15/31	GBP	162	(21,166)	5	(21,171)
UK Retail Price Index All Items	Monthly	3.81%	Monthly	07/15/31	GBP	455	(45,637)	13	(45,650)
UK Retail Price Index All Items	Monthly	3.85%	Monthly	07/15/31	GBP	390	(36,412)	11	(36,423)
UK Retail Price Index All Items	Monthly	4.11%	Monthly	09/15/31	GBP	398	(12,681)	11	(12,692)

							$(440,005)	$502	$(440,507)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Month MXIBOR, 5.72%	Monthly	4.42%	Monthly	N/A		02/28/23	MXN	34,384	$(50,603)	$4	$(50,607)
1-Month MXIBOR, 5.72%	Monthly	4.50%	Monthly	N/A		03/03/23	MXN	34,373	(49,246)	4	(49,250)
1-Day ESTR, 1,004.44%	Monthly	(0.44%)	Monthly	10/17/22	(a)	10/17/23	EUR	15,650	(16,503)	59	(16,562)
1-Month MXIBOR, 5.72%	Monthly	4.68%	Monthly	N/A		02/27/24	MXN	24,395	(65,104)	4	(65,108)
1-Month MXIBOR, 5.72%	Monthly	4.86%	Monthly	N/A		03/01/24	MXN	24,395	(60,909)	4	(60,913)
0.40%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		03/08/24	USD	92,780	1,075,267	298	1,074,969
0.44%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		03/11/24	USD	100,000	1,060,148	323	1,059,825
3-Month BBR, 0.97%	Quarterly	2.69%	Semi-Annual	03/16/22	(a)	03/16/24	NZD	1,765	7,910	6	7,904
3-Month BBR, 0.97%	Quarterly	2.70%	Semi-Annual	03/16/22	(a)	03/16/24	NZD	7,125	32,881	24	32,857
3-Month BBR, 0.97%	Quarterly	2.71%	Semi-Annual	03/16/22	(a)	03/16/24	NZD	1,676	7,958	6	7,952
3-Month BBR, 0.97%	Quarterly	2.72%	Semi-Annual	03/16/22	(a)	03/16/24	NZD	1,427	6,918	5	6,913
3-Month BBR, 0.97%	Quarterly	2.79%	Semi-Annual	03/16/22	(a)	03/16/24	NZD	1,427	8,208	5	8,203
0.45%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		03/19/24	USD	23,502	252,842	77	252,765
0.44%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		03/22/24	USD	52,000	573,759	295	573,464
0.51%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		04/07/24	USD	14,248	147,829	83	147,746
0.51%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		07/13/24	USD	15,789	190,659	102	190,557
0.55%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		07/16/24	USD	23,714	261,501	153	261,348
0.55%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		07/20/24	USD	15,854	176,763	103	176,660
0.55%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		07/20/24	USD	7,927	88,026	51	87,975
0.49%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		07/23/24	USD	15,880	204,357	103	204,254
0.49%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		07/23/24	USD	15,880	205,776	103	205,673
0.56%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/12/24	USD	23,993	285,174	159	285,015
0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/13/24	USD	15,662	181,253	104	181,149
0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/27/24	USD	8,168	100,264	55	100,209
0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/27/24	USD	8,168	99,656	55	99,601

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/27/24	USD	8,086	$98,299	$55	$98,244
0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/27/24	USD	8,209	99,372	55	99,317
0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/27/24	USD	8,209	98,907	55	98,852
1-Day ESTR, 1,004.44%	Monthly	(0.28%)	Monthly	10/17/23	(a)	10/17/24	EUR	6,232	(12,687)	23	(12,710)
1-Day ESTR, 1,004.44%	Monthly	(0.20%)	Monthly	10/17/23	(a)	10/17/24	EUR	6,230	(6,715)	24	(6,739)
0.86%	Monthly	1-Day SONIA, 0.20%	Monthly	09/23/24	(a)	09/23/25	GBP	12,910	41,898	89	41,809
1-Day ESTR, 1,004.44%	Monthly	(0.21%)	Monthly	10/07/24	(a)	10/07/25	EUR	3,060	(7,236)	1,400	(8,636)
1-Day ESTR, 1,004.44%	Monthly	(0.14%)	Monthly	10/15/24	(a)	10/15/25	EUR	8,180	(11,934)	48	(11,982)
1-Day ESTR, 1,004.44%	Monthly	(0.11%)	Monthly	10/15/24	(a)	10/15/25	EUR	8,170	(9,016)	(107)	(8,909)
1-Day ESTR, 1,004.44%	Monthly	(0.09%)	Monthly	10/15/24	(a)	10/15/25	EUR	6,130	(5,337)	518	(5,855)
0.98%	Monthly	1-Day SONIA, 0.20%	Monthly	10/18/24	(a)	10/18/25	GBP	10,740	15,853	74	15,779
0.90%	Monthly	1-Day SONIA, 0.20%	Monthly	11/09/24	(a)	11/09/25	GBP	16,900	39,636	116	39,520
3-Month LIBOR, 0.21%	Quarterly	0.46%	Semi-Annual	N/A		11/23/25	USD	8,405	(260,784)	122	(260,906)
3-Month LIBOR, 0.21%	Quarterly	0.39%	Semi-Annual	N/A		02/10/26	USD	20,840	(736,926)	158	(737,084)
0.68%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/19/26	USD	12,034	272,250	92	272,158
0.70%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/22/26	USD	3,289	72,296	25	72,271
3-Month LIBOR, 0.21%	Quarterly	0.83%	Semi-Annual	N/A		03/08/26	USD	22,775	(379,296)	176	(379,472)
0.60%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		04/08/26	USD	54,466	1,555,623	433	1,555,190
0.62%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		04/08/26	USD	22,427	620,744	178	620,566
3-Month LIBOR, 0.21%	Quarterly	0.85%	Semi-Annual	N/A		04/08/26	USD	54,466	(954,352)	433	(954,785)
3-Month LIBOR, 0.21%	Quarterly	0.87%	Semi-Annual	N/A		04/08/26	USD	22,427	(373,162)	178	(373,340)
0.63%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/26/26	USD	55,869	1,636,190	458	1,635,732
0.64%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/27/26	USD	84,240	2,434,095	692	2,433,403
0.85%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/27/26	USD	28,080	551,699	231	551,468
3-Month LIBOR, 0.21%	Quarterly	0.87%	Semi-Annual	N/A		07/13/26	USD	9,304	(152,783)	77	(152,860)
0.94%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/14/26	USD	5,483	95,668	48	95,620
1.17%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/14/26	USD	9,208	59,389	82	59,307
1.15%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/10/26	USD	22,414	186,406	202	186,204
2.82%	Semi-Annual	3-Month BBR, 0.97%	Quarterly	03/16/22	(a)	03/16/27	NZD	1,473	(9,301)	11	(9,312)
2.83%	Semi-Annual	3-Month BBR, 0.97%	Quarterly	03/16/22	(a)	03/16/27	NZD	995	(6,646)	8	(6,654)
2.84%	Semi-Annual	3-Month BBR, 0.97%	Quarterly	03/16/22	(a)	03/16/27	NZD	4,952	(34,046)	39	(34,085)
2.84%	Semi-Annual	3-Month BBR, 0.97%	Quarterly	03/16/22	(a)	03/16/27	NZD	1,399	(9,728)	11	(9,739)
2.84%	Semi-Annual	3-Month BBR, 0.97%	Quarterly	03/16/22	(a)	03/16/27	NZD	1,191	(8,091)	9	(8,100)
2.90%	Semi-Annual	3-Month BBR, 0.97%	Quarterly	03/16/22	(a)	03/16/27	NZD	1,191	(10,578)	9	(10,587)
3-Month LIBOR, 0.21%	Quarterly	0.66%	Semi-Annual	N/A		09/25/30	USD	1,243	(89,083)	23	(89,106)
0.71%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		09/25/30	USD	1,243	83,818	23	83,795
5.81%	Monthly	1-Month MXIBOR, 5.72%	Monthly	N/A		10/17/30	MXN	60,000	328,522	52	328,470
5.89%	Monthly	1-Month MXIBOR, 5.72%	Monthly	N/A		10/22/30	MXN	100,000	522,205	88	522,117
0.81%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/23/30	USD	5,481	337,726	105	337,621
1.17%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/04/31	USD	9,608	272,497	142	272,355
1.20%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/05/31	USD	2,857	75,347	42	75,305
5.52%	Monthly	1-Month MXIBOR, 5.72%	Monthly	N/A		02/11/31	MXN	120,000	790,962	7,715	783,247
1.60%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		03/18/31	USD	280	(2,559)	4	(2,563)
3-Month LIBOR, 0.21%	Quarterly	1.40%	Semi-Annual	N/A		04/07/31	USD	41,944	(464,868)	638	(465,506)
3-Month LIBOR, 0.21%	Quarterly	1.42%	Semi-Annual	N/A		04/08/31	USD	12,190	(113,771)	186	(113,957)
1.68%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/14/31	USD	900	(10,734)	744	(11,478)
1.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/27/31	USD	7,833	(13,319)	121	(13,440)
1.54%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/28/31	USD	1,391	1,312	21	1,291
2.18%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/17/26	(a)	06/17/31	USD	11,926	(207,771)	111	(207,882)
2.18%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/17/26	(a)	06/17/31	USD	12,100	(210,118)	113	(210,231)
2.16%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/18/26	(a)	06/18/31	USD	12,100	(200,496)	113	(200,609)
1.99%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	07/02/26	(a)	07/02/31	USD	5,003	(43,264)	47	(43,311)
1.99%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	07/02/26	(a)	07/02/31	USD	11,674	(103,086)	109	(103,195)
0.02%	Annual	6-Month EURIBOR, (0.55%)	Semi-Annual	N/A		08/26/31	EUR	8,789	232,169	172	231,997
1.40%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/12/31	USD	7,023	95,912	110	95,802
1.38%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/14/31	USD	4,274	65,595	67	65,528
1.38%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/14/31	USD	6,215	97,127	97	97,030
3-Month LIBOR, 0.21%	Quarterly	1.59%	Semi-Annual	N/A		10/14/31	USD	32,337	135,471	514	134,957
6-Month EURIBOR, (0.55%)	Semi-Annual	0.22%	Annual	N/A		10/19/31	EUR	215	(1,212)	(45)	(1,167)
3-Month LIBOR, 0.21%	Quarterly	1.62%	Semi-Annual	N/A		11/19/31	USD	22,175	117,001	356	116,645
1.44%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/26/31	USD	3,889	45,879	62	45,817

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.41%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/30/31	USD	2,702	$39,994	$43	$39,951
3-Month BBR, 0.97%	Quarterly	2.79%	Semi-Annual	03/16/22	(a)	03/16/32	NZD	391	2,640	5	2,635
3-Month BBR, 0.97%	Quarterly	2.79%	Semi-Annual	03/16/22	(a)	03/16/32	NZD	316	2,076	4	2,072
3-Month BBR, 0.97%	Quarterly	2.81%	Semi-Annual	03/16/22	(a)	03/16/32	NZD	264	2,013	3	2,010
3-Month BBR, 0.97%	Quarterly	2.82%	Semi-Annual	03/16/22	(a)	03/16/32	NZD	1,313	10,813	17	10,796
3-Month BBR, 0.97%	Quarterly	2.82%	Semi-Annual	03/16/22	(a)	03/16/32	NZD	371	3,124	5	3,119
3-Month BBR, 0.97%	Quarterly	2.85%	Semi-Annual	03/16/22	(a)	03/16/32	NZD	316	3,270	4	3,266
1.70%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/26/41	USD	2,087	20,725	50	20,675
1.30%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/19/50	USD	5,222	534,286	146	534,140
1.22%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/27/50	USD	6,800	827,070	190	826,880
1.45%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		12/11/50	USD	1,791	121,390	50	121,340
3-Month LIBOR, 0.21%	Quarterly	1.20%	Semi-Annual	N/A		12/22/50	USD	7,691	(978,315)	215	(978,530)
1.27%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		12/30/50	USD	6,800	753,433	191	753,242
1.45%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		01/07/51	USD	6,212	390,987	189	390,798
1.52%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		01/08/51	USD	2,120	95,145	64	95,081
1.63%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		01/25/51	USD	4,697	95,011	143	94,868
1.48%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		01/28/51	USD	7,179	396,848	218	396,630
1.58%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/01/51	USD	4,957	161,426	151	161,275
1.66%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/04/51	USD	5,469	66,642	167	66,475
1.68%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/05/51	USD	2,857	21,151	87	21,064
0.89%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/10/51	USD	3,789	751,984	116	751,868
3-Month LIBOR, 0.21%	Quarterly	1.24%	Semi-Annual	N/A		02/10/51	USD	5,684	(648,855)	173	(649,028)
1.91%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/22/51	USD	1,118	(53,373)	34	(53,407)
2.01%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/27/51	USD	4,051	(270,984)	126	(271,110)
1.97%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/28/51	USD	668	(38,780)	21	(38,801)
2.04%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		06/07/51	USD	1,266	(91,759)	39	(91,798)
3-Month LIBOR, 0.21%	Quarterly	1.83%	Semi-Annual	N/A		06/22/51	USD	4,593	100,514	143	100,371
1.63%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/23/51	USD	1,028	21,249	31	21,218
1.85%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/15/51	USD	1,508	(47,548)	47	(47,595)
1.82%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/18/51	USD	2,342	(56,473)	73	(56,546)
3-Month LIBOR, 0.21%	Quarterly	1.84%	Semi-Annual	N/A		11/08/51	USD	2,545	68,494	80	68,414
1.71%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/30/51	USD	989	5,495	31	5,464
0.35%	Annual	1-Day SONIA, 0.20%	Annual	N/A		12/08/71	GBP	155	27,479	10	27,469
0.30%	Annual	1-Day SONIA, 0.20%	Annual	N/A		12/09/71	GBP	125	25,580	44	25,536
0.31%	Annual	1-Day SONIA, 0.20%	Annual	N/A		12/09/71	GBP	125	25,068	8	25,060

									$13,743,573	$22,855	$13,720,718

(a) Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Federal Republic of Brazil	1.00%	Quarterly	Barclays Bank PLC	12/20/24	USD	838	$9,037	$12,528	$(3,491)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	840	9,058	12,558	(3,500)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	840	9,058	12,558	(3,500)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	838	9,036	12,289	(3,253)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	1,170	12,616	17,158	(4,542)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	509	5,488	7,464	(1,976)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/26	USD	4,037	193,215	176,731	16,484
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/26	USD	874	41,833	44,748	(2,915)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/26	USD	874	41,833	45,900	(4,067)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/26	USD	870	41,642	45,308	(3,666)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/26	USD	874	41,833	45,900	(4,067)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/26	USD	870	41,642	48,370	(6,728)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/26	USD	875	41,880	51,318	(9,438)
Federal Republic of Brazil	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	USD	780	37,333	41,326	(3,993)
Federal Republic of Brazil	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	USD	780	37,334	42,349	(5,015)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Federal Republic of Brazil	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	USD	780	$37,333	$42,519	$(5,186)
Federal Republic of Brazil	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	USD	759	36,329	42,037	(5,708)
Republic of Chile	1.00	Quarterly	Barclays Bank PLC	12/20/26	USD	850	(12,287)	(10,378)	(1,909)
Republic of Colombia	1.00	Quarterly	Goldman Sachs International	12/20/26	USD	2,687	127,877	59,891	67,986
Republic of Colombia	1.00	Quarterly	Goldman Sachs International	12/20/26	USD	5,703	271,411	127,116	144,295
Republic of Indonesia	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	USD	7,061	(86,180)	(77,086)	(9,094)
Republic of Philippines	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	USD	5,288	(112,238)	(134,395)	22,157
Republic of South Africa	1.00	Quarterly	Barclays Bank PLC	12/20/26	USD	1,589	75,346	79,625	(4,279)
Republic of South Africa	1.00	Quarterly	Citibank N.A.	12/20/26	USD	1,426	67,640	71,166	(3,526)
Republic of South Africa	1.00	Quarterly	Goldman Sachs International	12/20/26	USD	4,582	217,344	211,961	5,383
United Maxican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	USD	17,317	(79,225)	(29,849)	(49,376)
United Maxican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	USD	5,064	(23,168)	(8,729)	(14,439)

							$1,093,020	$990,383	$102,637

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Trust Fibrauno.	1.00%	Quarterly	Citibank N.A.	06/20/26	N/R	USD	441	$(28,634)	$(43,960)	$15,326
Trust Fibrauno.	1.00	Quarterly	Citibank N.A.	06/20/26	N/R	USD	407	(26,425)	(40,570)	14,145
Trust Fibrauno.	1.00	Quarterly	Citibank N.A.	06/20/26	N/R	USD	104	(6,753)	(10,387)	3,634
Trust Fibrauno.	1.00	Quarterly	Citibank N.A.	06/20/26	N/R	USD	77	(4,999)	(7,690)	2,691
CMBX.NA.9	2.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	94	(188)	(1,750)	1,562
CMBX.NA.9	2.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	88	(178)	(1,653)	1,475
CMBX.NA.9	2.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	94	(187)	(1,551)	1,364
CMBX.NA.9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	187	(375)	(3,356)	2,981
CMBX.NA.9	3.00	Monthly	Deutsche Bank AG	09/17/58	N/R	USD	1,350	(125,841)	(134,049)	8,208
CMBX.NA.9	3.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	70	(6,525)	(347)	(6,178)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	265	(24,702)	(1,057)	(23,645)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	190	(17,711)	(573)	(17,138)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	70	(6,525)	(347)	(6,178)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	2,000	(186,430)	(218,601)	32,171
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	2,000	(186,431)	(227,121)	40,690
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	2,000	(186,430)	(224,890)	38,460

								$(808,334)	$(917,902)	$109,568

(a) Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.

(b) The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.42%	Semi Annual	1-Day CLP Interbank Rate, 19,184.88%	Semi Annual	Bank of America N.A.	N/A	04/01/23	CLP	5,282,574	$365,309	$—	$365,309

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day CLP Interbank Rate, 19,184.88%	Semi Annual	1.65%	Semi Annual	Bank of America N.A.	N/A		05/28/23	CLP	5,282,574	$(374,449)	$—	$(374,449)
3-Month KRW CDC, 1.36%	Quarterly	1.51%	Quarterly	BNP Paribas SA	09/21/22	(a)	09/21/23	KRW	5,158,733	(18,037)	—	(18,037)
3-Month KRW CDC, 1.36%	Quarterly	1.51%	Quarterly	Citibank N.A.	09/21/22	(a)	09/21/23	KRW	5,158,733	(17,844)	—	(17,844)
3-Month KRW CDC, 1.36%	Quarterly	1.63%	Quarterly	Bank of America N.A.	09/21/22	(a)	09/21/23	KRW	8,602,400	(21,352)	—	(21,352)
3-Month KRW CDC, 1.36%	Quarterly	1.64%	Quarterly	Bank of America N.A.	09/21/22	(a)	09/21/23	KRW	8,602,400	(20,637)	—	(20,637)
3-Month KRW CDC, 1.36%	Quarterly	1.67%	Quarterly	Bank of America N.A.	09/21/22	(a)	09/21/23	KRW	3,915,625	(8,580)	—	(8,580)
3-Month KRW CDC, 1.36%	Quarterly	1.71%	Quarterly	BNP Paribas SA	09/21/22	(a)	09/21/23	KRW	3,915,625	(7,034)	—	(7,034)
5.64%	Quarterly	1-Day COOIS, 2.99%	Quarterly	Goldman Sachs International	N/A		11/22/23	COP	13,064,066	(5,754)	—	(5,754)
5.69%	Quarterly	1-Day COOIS, 2.99%	Quarterly	JPMorgan Chase Bank N.A.	N/A		11/23/23	COP	6,548,004	(4,259)	—	(4,259)
5.76%	Quarterly	1-Day COOIS, 2.99%	Quarterly	JPMorgan Chase Bank N.A.	N/A		11/24/23	COP	6,388,296	(6,383)	—	(6,383)
5.80%	Quarterly	1-Day COOIS, 2.99%	Quarterly	Goldman Sachs International	N/A		11/29/23	COP	13,101,463	(13,265)	—	(13,265)
5.65%	Quarterly	1-Day COOIS, 2.99%	Quarterly	Goldman Sachs International	N/A		12/09/23	COP	6,518,932	(466)	—	(466)
5.62%	Quarterly	1-Day COOIS, 2.99%	Quarterly	Goldman Sachs International	N/A		12/13/23	COP	6,455,332	778	—	778
2.61%	Quarterly	3-Month KLIBOR, 2.05%	Quarterly	Bank of America N.A.	03/16/22	(a)	03/16/24	MYR	31,600	4,345	—	4,345
1-Day COOIS, 2.99%	Quarterly	6.29%	Quarterly	Goldman Sachs International	N/A		11/22/26	COP	5,749,467	12,800	—	12,800
1-Day COOIS, 2.99%	Quarterly	6.36%	Quarterly	JPMorgan Chase Bank N.A.	N/A		11/23/26	COP	2,874,733	8,503	—	8,503
1-Day COOIS, 2.99%	Quarterly	6.41%	Quarterly	JPMorgan Chase Bank N.A.	N/A		11/24/26	COP	2,826,821	9,964	—	9,964
1-Day COOIS, 2.99%	Quarterly	6.46%	Quarterly	Goldman Sachs International	N/A		11/29/26	COP	5,755,740	22,593	—	22,593
1-Day COOIS, 2.99%	Quarterly	6.24%	Quarterly	Goldman Sachs International	N/A		12/09/26	COP	2,861,970	3,644	—	3,644
1-Day COOIS, 2.99%	Quarterly	6.18%	Quarterly	Goldman Sachs International	N/A		12/14/26	COP	2,830,170	1,455	—	1,455
1-Day BZDIOVER, 0.03%	Monthly	10.55%	Monthly	Deutsche Bank AG	N/A		01/04/27	BRL	23,500	32,824	—	32,824
1-Day BZDIOVER, 0.03%	Monthly	11.33%	Monthly	Barclays Bank PLC	N/A		01/04/27	BRL	36,000	297,820	—	297,820
1-Day BZDIOVER, 0.03%	Monthly	8.68%	Monthly	Morgan Stanley & Co. International PLC	N/A		01/04/27	BRL	23,600	(266,968)	—	(266,968)
1-Day BZDIOVER, 0.03%	Monthly	8.96%	Monthly	Citibank N.A.	N/A		01/02/29	BRL	289	(4,562)	—	(4,562)

										$(9,555)	$—	$(9,555)

(a) Forward Swap.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps	$274,927	$(1,460,352)	$20,960,831	$(7,863,099)	$—
OTC Swaps	1,250,820	(1,178,339)	1,179,047	(976,397)	—
Options Written	N/A	N/A	1,948,952	(762,198)	(2,541,279)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$23,982	$—	$2,995,731	$—	$3,019,713
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,572,778	—	—	3,572,778
Options purchased
Investments at value — unaffiliated(b)	—	—	1,177,003	1,281,239	1,523,496	—	3,981,738
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	20,604,173	356,658	20,960,831
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,669,832	—	—	760,035	—	2,429,867

	$—	$1,669,832	$1,200,985	$4,854,017	$25,883,435	$356,658	$33,964,927

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$162,496	$—	$953,685	$—	$1,116,181
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	4,958,134	—	—	4,958,134
Options written
Options written at value	—	—	136,307	1,131,796	1,273,176	—	2,541,279
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	182,479	—	—	6,883,455	797,165	7,863,099
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,385,146	—	—	769,590	—	2,154,736

	$—	$1,567,625	$298,803	$6,089,930	$9,879,906	$797,165	$18,633,429

(a) Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b) Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended December 31, 2021, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,370,605)	$—	$(10,596,178)	$—	$(11,966,783)
Forward foreign currency exchange contracts	—	—	—	2,703,879	—	—	2,703,879
Options purchased(a)	—	—	(2,872,920)	(6,349,328)	(3,992,977)	(41,206)	(13,256,431)
Options written	—	—	2,600,193	2,902,972	3,674,492	—	9,177,657
Swaps	—	(2,327,830)	—	—	(2,977,500)	(370,080)	(5,675,410)

	$—	$(2,327,830)	$(1,643,332)	$(742,477)	$(13,892,163)	$(411,286)	$(19,017,088)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$317,998	$—	$2,615,478	$—	$2,933,476

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$—	$562,668	$—	$—	$562,668
Options purchased(b)	—	—	(418,941)	(1,134,739)	280,027	12,560	(1,261,093)
Options written	—	—	212,106	(348,759)	941,010	—	804,357
Swaps	—	1,628,454	—	—	13,278,173	(535,278)	14,371,349

	$—	$1,628,454	$111,163	$(920,830)	$17,114,688	$(522,718)	$17,410,757

(a) Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b) Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$454,471,004
Average notional value of contracts — short	$342,579,381
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$265,263,947
Average amounts sold — in USD	$342,536,151
Options:
Average value of option contracts purchased	$4,074,980
Average value of option contracts written	$1,524,980
Average notional value of swaption contracts purchased	$347,425,592
Average notional value of swaption contracts written	$532,743,061
Credit default swaps:
Average notional value — buy protection	$89,829,443
Average notional value — sell protection	$12,291,338
Interest rate swaps:
Average notional value — pays fixed rate	$818,206,706
Average notional value — receives fixed rate	$343,209,658
Inflation swaps:
Average notional value — pays fixed rate	$6,402,089
Average notional value — receives fixed rate	$10,734,496

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$217,695		$91,959
Forward foreign currency exchange contracts	3,572,778		4,958,134
Options	3,981,738	(a)	2,541,279
Swaps — centrally cleared	—		183,767
Swaps — OTC(b)	2,429,867		2,154,736

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	10,202,078		9,929,875

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,655,797)		(573,417)

Total derivative assets and liabilities subject to an MNA	$8,546,281		$9,356,458

(a) Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b) Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Australia and New Zealand Bank Group	$5,592	$(5,592)	$—	$—	$—
Banco Santander SA	246,209	(33,221)	—	—	212,988
Bank of America N.A.	1,925,847	(1,824,303)	—	—	101,544
Barclays Bank PLC	1,017,250	(595,401)	—	(421,849)	—
BNP Paribas SA	203,026	(103,813)	—	—	99,213
Citibank N.A.	990,984	(675,529)	—	(315,455)	—
Deutsche Bank AG	475,183	(213,980)	—	(210,000)	51,203
Goldman Sachs International	1,082,855	(539,630)	—	(540,000)	3,225
HSBC Bank USA N.A.	45,817	(28,402)	—	—	17,415
JPMorgan Chase Bank N.A.	142,605	(142,605)	—	—	—
Morgan Stanley & Co. International PLC	1,118,285	(1,118,285)	—	—	—
Natwest Markets PLC	136,794	(136,794)	—	—	—
Nomura International PLC	12,725	—	—	—	12,725
Northern Trust Co.	190,283	—	—	—	190,283
Royal Bank of Canada	128,917	(21,674)	—	—	107,243
State Street Bank and Trust Co.	253,565	(253,565)	—	—	—
UBS AG	570,344	(134,466)	—	—	435,878

	$8,546,281	$(5,827,260)	$—	$(1,487,304)	$1,231,717

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities	(c)(f)
Australia and New Zealand Bank Group	$238,556	$(5,592)	$—	$—	$232,964
Banco Santander SA	33,221	(33,221)	—	—	—
Bank of America N.A.	1,824,303	(1,824,303)	—	—	—
Barclays Bank PLC	595,401	(595,401)	—	—	—
BNP Paribas SA	103,813	(103,813)	—	—	—
Citibank N.A.	675,529	(675,529)	—	—	—
Commonwealth Bank of Australia	765	—	—	—	765
Deutsche Bank AG	213,980	(213,980)	—	—	—
Goldman Sachs International	539,630	(539,630)	—	—	—
HSBC Bank USA N.A.	28,402	(28,402)	—	—	—
JPMorgan Chase Bank N.A.	310,626	(142,605)	—	(168,021)	—
Morgan Stanley & Co. International PLC	2,510,011	(1,118,285)	(1,056,789)	—	334,937
Natwest Markets PLC	1,683,335	(136,794)	—	—	1,546,541
Royal Bank of Canada	21,674	(21,674)	—	—	—
Societe Generale	1,760	—	—	—	1,760
State Street Bank and Trust Co.	435,026	(253,565)	—	—	181,461
Toronto-Dominion Bank	5,960	—	—	—	5,960
UBS AG	134,466	(134,466)	—	—	—

	$9,356,458	$(5,827,260)	$(1,056,789)	$(168,021)	$2,304,388

(a) The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.

(b) Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

(c) Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

(d) Net amount represents the net amount receivable from the counterparty in the event of default.

(e) Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(f) Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$36,717,402	$—	$36,717,402
Common Stocks
Canada	315,157	—	—	315,157
China	97,764	—	—	97,764
France	—	705,247	—	705,247
Germany	82,200	583,806	—	666,006
Ireland	296,378	—	—	296,378
Switzerland	—	368,805	—	368,805
United Kingdom	928,473	410,161	—	1,338,634
United States	15,701,975	283,656	20	15,985,651
Corporate Bonds
Argentina	—	2,098,608	—	2,098,608
Australia	—	662,699	—	662,699
Austria	202,538	3,411,678	—	3,614,216
Bahrain	—	850,978	—	850,978
Belgium	—	1,070,989	—	1,070,989
Bermuda	—	2,917,514	—	2,917,514
Brazil	—	8,345,650	—	8,345,650
Canada	—	3,853,054	—	3,853,054
Cayman Islands	—	8,640,240	—	8,640,240
Chile	—	3,123,895	—	3,123,895
China	—	1,749,287	—	1,749,287
Colombia	—	8,337,025	—	8,337,025
Denmark	—	280,158	—	280,158
Dominican Republic	—	813,216	—	813,216
Finland	—	2,079,859	—	2,079,859
France	—	15,637,783	—	15,637,783
Germany	—	13,003,316	—	13,003,316
Guatemala	—	993,407	—	993,407
Hong Kong	—	516,828	—	516,828
India	—	3,070,239	—	3,070,239
Indonesia	—	2,292,729	—	2,292,729
Ireland	—	2,218,772	—	2,218,772
Isle of Man	—	405,535	—	405,535
Israel	—	1,806,181	—	1,806,181
Italy	106,928	8,439,270	—	8,546,198
Japan	—	3,404,084	—	3,404,084
Jersey	—	4,025,965	—	4,025,965
Kazakhstan	—	477,480	—	477,480
Kuwait	—	1,189,794	—	1,189,794
Lithuania	—	484,430	—	484,430
Luxembourg	—	14,877,486	—	14,877,486
Malaysia	—	230,225	—	230,225
Mauritius	—	1,136,829	—	1,136,829
Mexico	—	23,529,425	—	23,529,425
MultiNational	—	1,742,605	—	1,742,605
Netherlands	—	20,938,040	—	20,938,040
Norway	—	1,341,148	—	1,341,148
Oman	—	1,013,617	—	1,013,617
Panama	—	2,060,068	—	2,060,068
Paraguay	—	333,053	—	333,053
Peru	—	2,271,550	—	2,271,550
Qatar	—	924,870	—	924,870
Saudi Arabia	—	1,603,512	—	1,603,512

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Singapore	$—	$2,280,381	$—	$2,280,381
South Africa	—	2,217,274	—	2,217,274
South Korea	—	910,413	—	910,413
Spain	—	4,419,722	—	4,419,722
Sweden	—	1,008,655	—	1,008,655
Switzerland	—	3,962,517	—	3,962,517
Thailand	—	1,059,941	—	1,059,941
Ukraine	—	359,152	—	359,152
United Arab Emirates	—	1,841,437	—	1,841,437
United Kingdom	—	21,940,529	—	21,940,529
United States	—	121,381,709	1,072,155	122,453,864
Floating Rate Loan Interests	—	69,634,448	2,916,874	72,551,322
Foreign Agency Obligations	—	249,296,563	—	249,296,563
Investment Companies	23,724,699	—	—	23,724,699
Municipal Bonds	—	186,509	—	186,509
Non-Agency Mortgage-Backed Securities	—	57,708,342	1,773,045	59,481,387
Preferred Securities
Capital Trusts	—	9,785,736	—	9,785,736
Preferred Stocks	—	841,276	1,611,188	2,452,464
U.S. Government Sponsored Agency Securities	—	194,846,971	—	194,846,971
U.S. Treasury Obligations	—	74,275,372	—	74,275,372
Warrants
United Kingdom	12,899	—	—	12,899
United States	126,720	—	10,200	136,920
Venezuela	—	3,000	—	3,000
Short-Term Securities
Borrowed Bond Agreement	—	1,739,350	—	1,739,350
Money Market Funds	11,170,804	—	—	11,170,804
Options Purchased
Equity Contracts	1,172,742	4,261	—	1,177,003
Foreign Currency Exchange Contracts	—	1,281,239	—	1,281,239
Interest Rate Contracts	265,234	1,258,262	—	1,523,496
Liabilities
Investments
Borrowed Bonds	—	(1,728,869)	—	(1,728,869)
TBA Sale Commitments	—	(70,953,969)	—	(70,953,969)
Unfunded Floating Rate Loan Interests(a)	—	—	(132)	(132)

	$54,204,511	$966,832,389	$7,383,350	$1,028,420,250

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$419,012	$—	$419,012
Equity Contracts	7,765	16,217	—	23,982
Foreign Currency Exchange Contracts	—	3,572,778	—	3,572,778
Interest Rate Contracts	2,995,731	21,364,208	—	24,359,939
Other Contracts	—	356,658	—	356,658
Liabilities
Credit Contracts	—	(389,286)	—	(389,286)
Equity Contracts	(298,368)	(435)	—	(298,803)
Foreign Currency Exchange Contracts	—	(6,089,930)	—	(6,089,930)
Interest Rate Contracts	(1,115,326)	(8,764,580)	—	(9,879,906)
Other Contracts	—	(797,165)	—	(797,165)

	$1,589,802	$9,687,477	$—	$11,277,279

(a) Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

(b) Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $181,107 are categorized as Level 2 within the fair value hierarchy.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities

December 31, 2021

BlackRock Strategic Global Bond Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)	$1,085,833,031
Investments, at value — affiliated(b)	15,270,189
Cash	180,825
Cash pledged:
Collateral — exchange-traded options written	1,895,000
Collateral — OTC derivatives	260,000
Futures contracts	5,632,798
Centrally cleared swaps	15,281,230
Foreign currency, at value(c)	32,767,340
Receivables:
Investments sold	240,202
TBA sale commitments	70,983,325
Capital shares sold	2,180,729
Dividends — unaffiliated	42,434
Dividends — affiliated	7,063
Interest — unaffiliated	7,036,682
Variation margin on futures contracts	217,695
Swap premiums paid	1,250,820
Unrealized appreciation on:
Forward foreign currency exchange contracts	3,572,778
OTC swaps	1,179,047
Prepaid expenses	83,423
Other assets	63,000

Total assets	1,243,977,611

LIABILITIES
Cash received as collateral for OTC derivatives	1,570,000
Borrowed bonds, at value(d)	1,728,869
Options written, at value(e)	2,541,279
TBA sale commitments, at value(f)	70,953,969
Reverse repurchase agreements, at value	181,107
Payables:
Investments purchased	190,760,544
Accounting services fees	46,507
Capital shares redeemed	15,564,249
Custodian fees	81,811
Deferred foreign capital gain tax	3,325
Income dividend distributions	334,845
Interest expense	9,826
Investment advisory fees	339,021
Directors’ and Officer’s fees	1,222
Other accrued expenses	754,472
Professional fees	104,064
Service and distribution fees	27,403
Transfer agent fees	93,397
Variation margin on futures contracts	91,959
Variation margin on centrally cleared swaps	183,767
Swap premiums received	1,178,339
Unrealized depreciation on:
Forward foreign currency exchange contracts	4,958,134
OTC swaps	976,397
Unfunded floating rate loan interests	132

Total liabilities	292,484,638

NET ASSETS	$951,492,973

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	51

Consolidated Statement of Assets and Liabilities  (continued)

December 31, 2021

BlackRock Strategic Global Bond Fund, Inc.

NET ASSETS CONSIST OF
Paid-in capital	$946,949,267
Accumulated earnings	4,543,706

NET ASSETS	$951,492,973

(a) Investments, at cost — unaffiliated	$1,087,117,993
(b) Investments, at cost — affiliated	$15,093,935
(c) Foreign currency, at cost	$32,589,496
(d) Proceeds received from borrowed bonds	$1,816,342
(e) Premiums received	$3,728,033
(f) Proceeds from TBA sale commitments	$70,983,325

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities  (continued)

December 31, 2021

BlackRock Strategic Global Bond Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$717,250,106

Shares outstanding	115,734,455

Net asset value	$6.20

Shares authorized	1 billion

Par value	$0.10

Investor A
Net assets	$109,612,514

Shares outstanding	17,700,940

Net asset value	$6.19

Shares authorized	1 billion

Par value	$0.10

Investor C
Net assets	$5,554,527

Shares outstanding	897,841

Net asset value	$6.19

Shares authorized	1 billion

Par value	$0.10

Class K
Net assets	$119,075,826

Shares outstanding	19,229,311

Net asset value	$6.19

Shares authorized	1 billion

Par value	$0.10

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	53

Consolidated Statement of Operations

Year Ended December 31, 2021

BlackRock Strategic Global Bond Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$782,041
Dividends — affiliated	272,817
Interest — unaffiliated	22,391,686
Other income — unaffiliated	189,646
Foreign taxes withheld	(51,544)

Total investment income	23,584,646

EXPENSES
Investment advisory	4,721,365
Transfer agent — class specific	1,193,249
Proxy	759,975
Service and distribution — class specific	312,050
Custodian	263,041
Accounting services	154,374
Professional	149,170
Registration	119,750
Directors and Officer	13,790
Miscellaneous	177,702

Total expenses excluding interest expense	7,864,466
Interest expense	28,334

Total expenses	7,892,800
Less:
Fees waived and/or reimbursed by the Manager	(1,065,227)
Transfer agent fees waived and/or reimbursed — class specific	(767,908)

Total expenses after fees waived and/or reimbursed	6,059,665

Net investment income	17,524,981

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	906,252
Investments — affiliated	1,231,669
Forward foreign currency exchange contracts	2,703,879
Foreign currency transactions	(2,768,757)
Futures contracts	(11,966,783)
Options written	9,177,657
Swaps	(5,675,410)

(6,391,493)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(39,819,650)
Investments — affiliated	(1,734,829)
Borrowed bonds	79,325
Forward foreign currency exchange contracts	562,668
Foreign currency translations	165,161
Futures contracts	2,933,476
Options written	804,357
Swaps	14,371,349
Unfunded floating rate loan interests	(132)

(22,638,275)

Net realized and unrealized loss	(29,029,768)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,504,787)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(119,033)
(b) Net of reduction in deferred foreign capital gain tax of	$116,130

See notes to consolidated financial statements.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets

	BlackRock Strategic Global Bond Fund, Inc.

	Year Ended December 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,524,981	$10,059,855
Net realized gain (loss)	(6,391,493)	19,566,579
Net change in unrealized appreciation (depreciation)	(22,638,275)	27,343,715

Net increase (decrease) in net assets resulting from operations	(11,504,787)	56,970,149

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(12,326,096)	(25,482,578)
Investor A	(1,538,076)	(3,769,451)
Investor C	(30,571)	(116,270)
Investor C1	—	(53)
Class K	(1,639,078)	(2,309,948)
Return of capital
Institutional	(747,970)	—
Investor A	(108,667)	—
Investor C	(4,420)	—
Class K	(94,821)	—

Decrease in net assets resulting from distributions to shareholders	(16,489,699)	(31,678,300)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	157,929,804	511,954,447

NET ASSETS
Total increase in net assets	129,935,318	537,246,296
Beginning of year	821,557,655	284,311,359

End of year	$951,492,973	$821,557,655

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	55

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc.

	Institutional

	Year Ended December 31,

	2021		2020	2019		2018	2017

Net asset value, beginning of year	$6.38		$6.13	$5.81		$6.01	$5.78

Net investment income(a)	0.12		0.12	0.17		0.17	0.19
Net realized and unrealized gain (loss)	(0.19)		0.43	0.30		(0.22)	0.23

Net increase (decrease) from investment operations	(0.07)		0.55	0.47		(0.05)	0.42

Distributions(b)
From net investment income	(0.09)		(0.10)	(0.13)		(0.12)	(0.19)
From net realized gain	(0.01)		(0.20)	—		—	—
Return of capital	(0.01)		—	(0.02)		(0.03)	—

Total distributions	(0.11)		(0.30)	(0.15)		(0.15)	(0.19)

Net asset value, end of year	$6.20		$6.38	$6.13		$5.81	$6.01

Total Return(c)
Based on net asset value	(1.08)%		9.04%	8.20	%(d)	(0.81)%	7.30%

Ratios to Average Net Assets(e)
Total expenses	0.81	%(f)	0.80%	0.98%		1.08%	1.16%

Total expenses after fees waived and/or reimbursed.	0.61	%(f)	0.54%	0.63%		0.72%	0.77%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.61	%(f)	0.53%	0.53%		0.53%	0.59%

Net investment income	1.88%		1.93%	2.84%		2.88%	3.24%

Supplemental Data
Net assets, end of year (000)	$717,250		$671,817	$171,313		$160,252	$139,220

Portfolio turnover rate(g)	354%		330%	373%		344%	432%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds.
(f)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.73%, 0.53 and 0.53%, respectively.

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	228%	234%	257%	269%	327%

See notes to consolidated financial statements.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor A

	Year Ended December 31,

	2021		2020	2019		2018	2017

Net asset value, beginning of year	$6.38		$6.12	$5.80		$6.00	$5.77

Net investment income(a)	0.10		0.11	0.16		0.16	0.18
Net realized and unrealized gain (loss)	(0.19)		0.44	0.30		(0.22)	0.22

Net increase (decrease) from investment operations	(0.09)		0.55	0.46		(0.06)	0.40

Distributions(b)
From net investment income	(0.08)		(0.09)	(0.12)		(0.12)	(0.17)
From net realized gain	(0.01)		(0.20)	—		—	—
Return of capital	(0.01)		—	(0.02)		(0.02)	—

Total distributions	(0.10)		(0.29)	(0.14)		(0.14)	(0.17)

Net asset value, end of year.	$6.19		$6.38	$6.12		$5.80	$6.00

Total Return(c)
Based on net asset value	(1.49)%		8.95%	7.95	%(d)	(1.07)%	7.04%

Ratios to Average Net Assets(e)
Total expenses	1.08	%(f)	1.10%	1.30%		1.42%	1.48%

Total expenses after fees waived and/or reimbursed	0.86	%(f)	0.80%	0.88%		0.97%	1.04%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.86	%(f)	0.78%	0.78%		0.78%	0.84%

Net investment income	1.65%		1.74%	2.60%		2.66%	2.96%

Supplemental Data
Net assets, end of year (000)	$109,613		$91,388	$74,323		$61,723	$64,615

Portfolio turnover rate(g)	354%		330%	373%		344%	432%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds.
(f)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.00%, 0.78 and 0.78%, respectively.

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	228%	234%	257%	269%	327%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	57

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor C

	Year Ended December 31,

	2021		2020	2019		2018	2017

Net asset value, beginning of year	$6.37		$6.12	$5.80		$6.00	$5.77

Net investment income(a)	0.06		0.06	0.11		0.11	0.13
Net realized and unrealized gain (loss)	(0.19)		0.43	0.30		(0.22)	0.23

Net increase (decrease) from investment operations	(0.13)		0.49	0.41		(0.11)	0.36

Distributions(b)
From net investment income	(0.03)		(0.04)	(0.07)		(0.07)	(0.13)
From net realized gain	(0.01)		(0.20)	—		—	—
Return of capital	(0.01)		—	(0.02)		(0.02)	—

Total distributions	(0.05)		(0.24)	(0.09)		(0.09)	(0.13)

Net asset value, end of year	$6.19		$6.37	$6.12		$5.80	$6.00

Total Return(c)
Based on net asset value	(2.07)%		7.97%	7.14	%(d)	(1.81)%	6.25%

Ratios to Average Net Assets(e)
Total expenses	1.83	%(f)	1.93%	2.11%		2.19%	2.30%

Total expenses after fees waived and/or reimbursed	1.63	%(f)	1.55%	1.64%		1.72%	1.79%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.63	%(f)	1.53%	1.53%		1.53%	1.59%

Net investment income	0.92%		1.03%	1.90%		1.94%	2.21%

Supplemental Data
Net assets, end of year (000)	$5,555		$3,055	$4,973		$6,308	$9,625

Portfolio turnover rate(g)	354%		330%	373%		344%	432%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds.
(f)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.73%, 1.53 and 1.53%, respectively.

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	228%	234%	257%	269%	327%

See notes to consolidated financial statements.

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Class K

	Year Ended December 31,

	2021		2020	2019		2018	2017

Net asset value, beginning of year	$6.38		$6.13	$5.81		$6.01	$5.77

Net investment income(a)	0.12		0.13	0.17		0.17	0.19
Net realized and unrealized gain (loss)	(0.20)		0.42	0.31		(0.22)	0.24

Net increase (decrease) from investment operations	(0.08)		0.55	0.48		(0.05)	0.43

Distributions(b)
From net investment income	(0.09)		(0.10)	(0.14)		(0.12)	(0.19)
From net realized gain	(0.01)		(0.20)	—		—	—
Return of capital	(0.01)		—	(0.02)		(0.03)	—

Total distributions	(0.11)		(0.30)	(0.16)		(0.15)	(0.19)

Net asset value, end of year	$6.19		$6.38	$6.13		$5.81	$6.01

Total Return(c)
Based on net asset value	(1.19)%		9.10%	8.26	%(d)	(0.76)%	7.54%

Ratios to Average Net Assets(e)
Total expenses	0.70	%(f)	0.69%	0.89%		1.01%	1.05%

Total expenses after fees waived and/or reimbursed	0.58	%(f)	0.49%	0.58%		0.67%	0.73%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.58	%(f)	0.48%	0.48%		0.48%	0.54%

Net investment income	1.97%		2.01%	2.88%		2.93%	3.27%

Supplemental Data
Net assets, end of year (000)	$119,076		$55,297	$33,655		$34,111	$20,154

Portfolio turnover rate(g)	354%		330%	373%		344%	432%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds.
(f)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.60%, 0.48 and 0.48%, respectively.

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2021	2020	2019	2018	(a)	2017	(a)
Portfolio turnover rate (excluding MDRs)	228%	234%	257%	269%		327%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	59

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares.	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a) Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b) A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Strategic Global Bond Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $0, which is 0.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. During the year ended December 31, 2021, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Fund (the “Board”), the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	61

Notes to Consolidated Financial Statements  (continued)

benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

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•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage

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Notes to Consolidated Financial Statements  (continued)

Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation

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Notes to Consolidated Financial Statements  (continued)

(depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BlackRock Strategic Global Bond Fund, Inc.	CP Iris Holdco I, Inc.	$52,608	$52,608	$52,476	$(132)

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Fund to make future cash payments. As of December 31, 2021, the Fund had outstanding commitments to purchase delayed draw notes from Sonder Holdings Inc. in the amount of $731,000. These commitments are not included in the net assets of the Fund as of December 31, 2021.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2021, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Fund were $1,365,705 and 0.18%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund

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Notes to Consolidated Financial Statements  (continued)

receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BlackRock Strategic Global Bond Fund, Inc.
Counterparty	Borrowed Bonds Agreements	(a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Net Amount before Collateral	Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(c)	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/ from Counterparty	(d)
BNP Paribas S.A	$—		$(181,107)	$—	$(181,107)	$—	$—	$181,107		$—	$181,107	$—
BofA Securities Inc.	1,739,350		—	(1,738,695)	655	—	—	—		—	—	655

	$1,739,350		$(181,107)	$(1,738,695)	$(180,452)	$—	$—	$181,107		$—	$181,107	$655

(a)	Included in Investments at value-unaffiliated in the Consolidated Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $9,826 which is included in interest expense payable in the Consolidated Statement of Assets and Liabilities.
(c)

Collateral with a value of $199,239 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC

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derivatives in the Consolidated Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

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Notes to Consolidated Financial Statements  (continued)

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When a Fund enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

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Notes to Consolidated Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.50%
$1 billion — $3 billion	0.47
$3 billion — $5 billion	0.45
$5 billion — $10 billion.	0.44
Greater than $10 billion.	0.43

For the year ended December 31, 2021, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were $3,248.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of the Fund for which BIL or BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution fees — class specific	$268,385	$43,665	$312,050

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Reimbursed amounts	$3,035	$3,028	$314	$142	$6,519

For the year ended December 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees — class specific	$1,014,672	$168,076	$5,873	$4,628	$1,193,249

Other Fees: For the year ended December 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $6,993.

For the year ended December 31, 2021, affiliates received CDSCs as follows:

	Investor A	Investor C	Total
CDSC	$15,925	$1,825	$17,750

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Notes to Consolidated Financial Statements  (continued)

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2021, the amount waived and/or reimbursed was $22,135.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2021, the Manager waived $47,200 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.53%
Investor A	0.78
Investor C	1.53
Class K	0.48

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2021, the Manager waived and/or reimbursed investment advisory fees of $995,892 which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific, in the Consolidated Statement of Operations. For the year ended December 31, 2021, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees waived and/or reimbursed — class specific	$645,195	$114,397	$3,689	$4,627	$767,908

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
BlackRock Strategic Global Bond Fund, Inc.	$3,157,094	$1,628,997	$39,600

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities
Fund Name	Purchases	Sales	Purchases	Sales
BlackRock Strategic Global Bond Fund, Inc.	$27,149,867	$20,953,551	$3,169,615,275	$2,864,024,046

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Notes to Consolidated Financial Statements  (continued)

For the year ended December 31, 2021, purchases and sales related to mortgage dollar rolls were $1,027,725,444 and $1,029,113,499, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/21	Year Ended 12/31/20
BlackRock Strategic Global Bond Fund, Inc.
Ordinary income	$15,533,821	$25,004,805
Long-term capital gains	—	6,673,495
Return of capital	955,878	—

	$16,489,699	$31,678,300

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Loss	(c)	Total
BlackRock Strategic Global Bond Fund, Inc.	$(3,307,173)		$8,975,657		$(1,124,778)		$4,543,706

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, amortization methods for premiums on fixed income securities, the accounting for swap agreements, and the classification of investments.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Strategic Global Bond Fund, Inc	$1,103,400,263	$51,717,954	$(38,907,898)	$12,810,056

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

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Notes to Consolidated Financial Statements  (continued)

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

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Notes to Consolidated Financial Statements  (continued)

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/21		Year Ended 12/31/20
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Strategic Global Bond Fund, Inc.
Institutional
Shares sold	93,581,529	$589,595,060	93,134,530	$576,143,833
Shares issued in reinvestment of distributions	1,935,488	12,142,430	3,820,394	24,231,272
Shares redeemed	(85,084,447)	(534,309,564)	(19,609,906)	(121,486,238)

	10,432,570	$67,427,926	77,345,018	$478,888,867

Investor A
Shares sold	10,558,581	$66,350,199	5,945,627	$37,710,330
Shares issued in reinvestment of distributions	246,783	1,547,230	548,040	3,468,335
Shares redeemed	(7,438,652)	(46,701,129)	(4,295,964)	(26,383,981)

	3,366,712	$21,196,300	2,197,703	$14,794,684

Investor C
Shares sold	654,926	$4,116,151	189,753	$1,203,747
Shares issued in reinvestment of distributions	5,474	34,246	17,488	110,461
Shares redeemed and automatic conversion of shares.	(242,254)	(1,518,876)	(540,151)	(3,431,895)

	418,146	$2,631,521	(332,910)	$(2,117,687)

Investor C1(a)
Shares sold	—	$—	368	$2,243
Shares issued in reinvestment of distributions	—	—	5	33
Shares redeemed and automatic conversion of shares.	—	—	(8,051)	(49,503)

	—	$—	(7,678)	$(47,227)

Class K
Shares sold	14,436,670	$90,931,789	4,808,614	$30,354,440
Shares issued in reinvestment of distributions	214,311	1,340,902	214,379	1,359,398
Shares redeemed	(4,095,307)	(25,598,634)	(1,844,029)	(11,278,028)
	10,555,674	$66,674,057	3,178,964	$20,435,810

	24,773,102	$157,929,804	82,381,097	$511,954,447

(a)	On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	73

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Strategic Global Bond Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Strategic Global Bond Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2021:

Fund Name	Qualified Dividend Income
BlackRock Strategic Global Bond Fund, Inc.	$764,739

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2021:

Fund Name	Federal Obligation Interest
BlackRock Strategic Global Bond Fund, Inc.	$1,051,598

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
BlackRock Strategic Global Bond Fund, Inc.	1.36%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2021:

Fund Name	Interest Dividend
BlackRock Strategic Global Bond Fund, Inc.	$17,425,568

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains
BlackRock Strategic Global Bond Fund, Inc.	$5,084,636	$1,397,956

I M P O R T A N T T A X I N F O R M A T I O N	75

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Fund met on November 18-19, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size (“RATS”). The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 102 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 102 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

Michael J. Castellano 1946	Director (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 102 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Director (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 104 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	77

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 102 Portfolios	The Boeing Company since 2021.

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

R. Glenn Hubbard 1958	Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 102 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Director (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 104 Portfolios	None

Catherine A. Lynch(d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 104 Portfolios	None

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Director and Officer Information  (continued)

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Director’s by-laws or statute, or until December 31 of the year in which they turn 72.

The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.
(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	79

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Director of the Fund. Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Director of the Fund.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Directors of the Fund.

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Additional Information

Proxy Results

At a Joint Special Meeting of Shareholders of BlackRock Strategic Global Bond Fund, Inc, held on October 26, 2021, and adjourned to November 19, 2021 and further adjourned to December 23, 2021, Fund shareholders were asked to vote on the following proposals:

Proposal 1. To approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of the Fund.

Proposal 1a. To Approve the Amendment of the Fundamental Investment Restriction Regarding Concentration.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
BlackRock Strategic Global Bond Fund, Inc.	71,977,912	2,112,697	13,337,733

Proposal 1c. To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
BlackRock Strategic Global Bond Fund, Inc.	71,891,797	2,279,278	13,257,267

Proposal 1d. To Approve the Amendment of the Fundamental Investment Restriction Regarding the Issuance of Senior Securities.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
BlackRock Strategic Global Bond Fund, Inc.	71,889,614	2,152,560	13,386,167

Proposal 1e. To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
BlackRock Strategic Global Bond Fund, Inc.	71,719,998	2,437,212	13,271,132

Proposal 1f. To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
BlackRock Strategic Global Bond Fund, Inc.	71,716,362	2,276,959	13,435,021

Proposal 1g. To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
BlackRock Strategic Global Bond Fund, Inc.	71,800,531	2,326,140	13,301,671

Proposal 1h. To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
BlackRock Strategic Global Bond Fund, Inc.	71,677,348	2,344,230	13,406,765

A D D I T I O N A L I N F O R M A T I O N	81

Additional Information  (continued)

Proposal 1j. To Approve the Elimination of the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
BlackRock Strategic Global Bond Fund, Inc.	70,769,303	3,159,336	13,499,703

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

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Additional Information  (continued)

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	83

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ADR	American Depositary Receipt

AMT	Alternative Minimum Tax

BBR	Bank Bill Rate

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CPI	Consumer Price Index

CR	Custodian Receipt

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FREMF	Freddie Mac Multifamily Securities

FTSE	Financial Times Stock Exchange

GOL	General Obligation Ltd.

JSC	Joint Stock Company

KLIBOR	Kuala Lumpur Interbank Offered Rate

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MSCI	Morgan Stanley Capital International

MXIBOR	Mexico Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

PIPE	Private Investment in Public Equity

PJSC	Public Joint Stock Company

RB	Revenue Bond

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SPDR	Standard & Poor’s Depository Receipt

TAN	Tax Anticipation Notes

TBA	To-Be-Announced

84	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SGB-12/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$74,235	$71,910	$207	$0	$18,800	$18,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$19,007	$18,800

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Global Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: February 24, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: February 24, 2022